As filed with the Securities and Exchange Commission on May 1, 2006

                                                     Registration Nos. 333-52290
                                                                    and 811-8994

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      Pre- Effective Amendment               [ ]
                      Post-Effective Amendment No. 7         [X]
                                       and
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY      [ ]
                                   ACT OF 1940
                          Amendment No. 27    [X]

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
               --------------------------------------------------
                           (Exact Name of Registrant)

                       KANSAS CITY LIFE INSURANCE COMPANY
                       ----------------------------------
                               (Name of Depositor)

                 3520 Broadway, Kansas City, Missouri 64111-2565
                 -----------------------------------------------
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, including Area Code:
               --------------------------------------------------
                                 (816) 753-7000

     Name and Address of Agent for Service:              Copy to:

          William A. Schalekamp                       W. Thomas Conner
      Kansas City Life Insurance Company        Sutherland Asbill & Brennan LLP
                3520 Broadway                   1275 Pennsylvania Avenue, N.W.
       Kansas City, Missouri 64111-2565           Washington, DC 20004-2415

It is proposed that this filing will become effective:
   [ ] Immediately upon filing pursuant to paragraph (b) of Rule 485
   [ ] On (date), pursuant to paragraph (b) of Rule 485
   [X] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
   [ ] On (date) pursuant to paragraph (a)(1) of Rule 485

                      Title of securities being registered:
         Individual Flexible Premium Deferred Variable Annuity Contracts

         INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                                    ISSUED BY
                       KANSAS CITY LIFE INSURANCE COMPANY
         THROUGH THE KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                       KANSAS CITY LIFE INSURANCE COMPANY

              STREET ADDRESS:                      SEND CORRESPONDENCE TO:
               3520 BROADWAY                       VARIABLE ADMINISTRATION
     KANSAS CITY, MISSOURI 64111-2565                   P.O. BOX 219364
         TELEPHONE (816) 753-7000              KANSAS CITY, MISSOURI 64121-9364
                                                   TELEPHONE (800) 616-3670

This Prospectus describes an individual flexible premium deferred variable annuity contract (the "Contract") offered by Kansas City Life Insurance Company ("Kansas City Life"). We have provided a Definitions section at the beginning of this Prospectus for your reference as you read.

The Contract is designed to meet investors' long-term investment needs. The Contract also provides you the opportunity to allocate premiums to one or more divisions ("Subaccount") of the Kansas City Life Variable Annuity Separate Account ("Variable Account") or the Fixed Account. The assets of each Subaccount are invested in a corresponding portfolio ("Portfolio") of a designated mutual fund ("Funds") as follows:

AIM VARIABLE INSURANCE FUNDS

  AIM V.I. Core Equity Fund (Series I Shares) (formerly known as AIM V.I. Premier Equity Fund (Series I Shares)

  AIM V.I. Demographic Trends Fund (formerly known as

  AIM V.I. Dent Demographic Trends Fund (Series I Shares)

  AIM V.I. Technology Fund (Series I Shares)

AMERICAN CENTURY(R) VARIABLE PORTFOLIOS

  American Century VP Capital Appreciation Fund

  American Century VP Income & Growth Fund

  American Century VP International Fund

  American Century VP Mid Cap Value Fund

  American Century VP Ultra(R) Fund

  American Century VP Value Fund

AMERICAN CENTURY(R) VARIABLE PORTFOLIOS II, INC.

  American Century VP Inflation Protection Fund (Class II)

CALAMOS(R) ADVISORS TRUST

  Calamos Growth and Income Portfolio

DREYFUS VARIABLE INVESTMENT FUND

  Appreciation Portfolio - Initial Shares

  Developing Leaders Portfolio - Initial Shares

DREYFUS STOCK INDEX FUND, INC. - INITIAL SHARES

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
INITIAL SHARES

FEDERATED INSURANCE SERIES

  Federated American Leaders Fund II

  Federated High Income Bond Fund II

  Federated Prime Money Fund II

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

  Franklin Real Estate Fund (Class 2)

  Franklin Small-Mid Cap Growth Securities Fund (Class 2)
  (formerly known as Franklin Small Cap Growth Fund (Class 2))

  Templeton Developing Markets Securities Fund (Class 2)

  Templeton Foreign Securities Fund (Class 2)

JPMORGAN SERIES TRUST II

  JPMorgan Mid Cap Value Portfolio

  JPMorgan Small Company Portfolio

  JPMorgan U.S. Large Cap Core Equity Portfolio

MFS(R) VARIABLE INSURANCE TRUST(SM)

  MFS Emerging Growth Series

  MFS Research Series

  MFS Research Bond Series (formerly known as MFS Bond Series)

  MFS Strategic Income Series

  MFS Total Return Series

  MFS Utilities Series

SELIGMAN PORTFOLIOS, INC.

  Seligman Capital Portfolio (Class 2)

  Seligman Communications and Information Portfolio (Class 2)

  Seligman Smaller-Cap Value Portfolio (Class 2)

The accompanying prospectuses for the Funds describe these Portfolios. The value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds. You bear the entire investment risk of amounts allocated to the Variable Account. Another choice available for allocation of premiums is our Fixed Account. The Fixed Account is part of Kansas City Life's general account. It pays interest at declared rates guaranteed to equal or exceed 3%.

This Prospectus provides basic information about the Contract and the Variable Account that you should know before investing. The Statement of Additional Information contains more information about the Contract and the Variable Account. The date of the Statement of Additional Information is the same as this Prospectus and is incorporated by reference. We show the Table of Contents for the Statement of Additional Information on page 44 of this Prospectus. You may obtain a copy of the Statement of Additional Information free of charge by writing or calling us at the address or telephone number shown above.

The Securities and Exchange Commission maintains a web site that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission. The address of the site is http://www.sec.gov.

If you already have a variable annuity contract, you should consider whether purchasing another contract as a replacement for your existing contract is advisable.

THIS PROSPECTUS AND THE ACCOMPANYING FUND PROSPECTUSES PROVIDE IMPORTANT INFORMATION YOU SHOULD HAVE BEFORE DECIDING TO PURCHASE A CONTRACT. PLEASE KEEP FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR IS THE CONTRACT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE CONTRACT INVOLVES CERTAIN RISKS INCLUDING THE LOSS OF PREMIUM PAYMENTS (PRINCIPAL).
                   THE DATE OF THIS PROSPECTUS IS MAY 1, 2006.

                               PROSPECTUS CONTENTS

DEFINITIONS ......................................................................................  1

HIGHLIGHTS .......................................................................................  2

  THE CONTRACT ...................................................................................  2

  CHARGES AND DEDUCTIONS .........................................................................  4

  ANNUITY PROVISIONS .............................................................................  5

  FEDERAL TAX STATUS..............................................................................  5

FEE TABLE.........................................................................................  5

  OWNER TRANSACTION EXPENSES......................................................................  6

  PERIODIC CHARGES OTHER THAN PORTFOLIO EXPENSES .................................................  6

  RANGE OF PORTFOLIO OPERATING EXPENSES ..........................................................  7

  ANNUAL PORTFOLIO OPERATING EXPENSES ............................................................  7

  EXAMPLE OF CHARGES.............................................................................. 10

CONDENSED FINANCIAL INFORMATION................................................................... 11

KANSAS CITY LIFE, THE VARIABLE ACCOUNT AND THE FUNDS.............................................. 11

  KANSAS CITY LIFE INSURANCE COMPANY.............................................................. 11

  KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT.............................................. 12

  THE FUNDS....................................................................................... 12

  RESOLVING MATERIAL CONFLICTS.................................................................... 15

  ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS............................................... 16

  VOTING RIGHTS................................................................................... 16

DESCRIPTION OF THE CONTRACT....................................................................... 16

  PURCHASING A CONTRACT........................................................................... 17

  REPLACEMENT OF CONTRACTS........................................................................ 17

  FREE-LOOK PERIOD................................................................................ 17

  ALLOCATION OF PREMIUMS.......................................................................... 17

  DETERMINATION OF CONTRACT VALUE................................................................. 18

  VARIABLE ACCOUNT VALUE.......................................................................... 18

  TRANSFER PRIVILEGE.............................................................................. 20

  DOLLAR COST AVERAGING PLAN...................................................................... 21

  PORTFOLIO REBALANCING PLAN...................................................................... 22

  PARTIAL AND FULL CASH SURRENDERS................................................................ 22

  CONTRACT TERMINATION............................................................................ 23

  CONTRACT LOANS.................................................................................. 24

  DEATH BENEFIT BEFORE MATURITY DATE.............................................................. 25

  PROCEEDS ON MATURITY DATE....................................................................... 27

  PAYMENTS........................................................................................ 27

  MODIFICATIONS................................................................................... 28

  REPORTS TO CONTRACT OWNER....................................................................... 28

  TELEPHONE, FACSIMILE, ELECTRONIC MAIL AUTHORIZATIONS AND INTERNET AUTHORIZATIONS................ 28

THE FIXED ACCOUNT................................................................................. 29

  MINIMUM GUARANTEED AND CURRENT INTEREST RATES................................................... 29

  CALCULATION OF FIXED ACCOUNT VALUE.............................................................. 29

  TRANSFERS FROM FIXED ACCOUNT.................................................................... 29

  DELAY OF PAYMENT................................................................................ 30

CHARGES AND DEDUCTIONS............................................................................ 30

  SURRENDER CHARGE................................................................................ 30

  TRANSFER PROCESSING FEE......................................................................... 31

  ADMINISTRATIVE CHARGES.......................................................................... 31

  MORTALITY AND EXPENSE RISK CHARGE............................................................... 31

  MONTHLY GUARANTEED MINIMUM DEATH BENEFIT EXPENSE CHARGE......................................... 32

  PREMIUM TAXES................................................................................... 32

  REDUCED CHARGES FOR ELIGIBLE GROUPS............................................................. 32

  OTHER TAXES .................................................................................... 32

  INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE FUNDS........................................ 32

PAYMENT OPTIONS................................................................................... 33

  ELECTION OF OPTIONS............................................................................. 33

  DESCRIPTION OF OPTIONS.......................................................................... 33

YIELDS AND TOTAL RETURNS.......................................................................... 34

  YIELDS.......................................................................................... 34

  TOTAL RETURNS................................................................................... 34

FEDERAL TAX STATUS................................................................................ 34

  INTRODUCTION.................................................................................... 35

  TAXATION OF NON-QUALIFIED CONTRACTS............................................................. 35

  TAXATION OF QUALIFIED CONTRACTS................................................................. 36

  POSSIBLE TAX LAW CHANGES........................................................................ 37

  FEDERAL ESTATE TAXES............................................................................ 37

  GENERATION-SKIPPING TRANSFER TAX ............................................................... 37

  ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS................................ 37

SALE OF THE CONTRACTS............................................................................. 37

LEGAL PROCEEDINGS................................................................................. 38

COMPANY HOLIDAYS.................................................................................. 38

FINANCIAL STATEMENTS.............................................................................. 38

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS............................................. 44

DEFINITIONS

Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Definition Section.

Annuitant                    The person on whose life the Contract's annuity benefit is based.

Beneficiary                  The person you designate to receive any proceeds payable under the Contract at your death or the death of the Annuitant.

Cash Surrender Value         The Contract Value less any applicable surrender charge, loan balance and premium taxes payable.

Contract Date                The date from which Contract Months, Years, and Anniversaries are measured.

Contract Value               The sum of the Variable Account Value and the Fixed Account Value.

Contract Year                Any period of twelve months starting with the Contract Date or any contract anniversary.

Fixed Account                An account that is one option we offer for allocation of your premiums. It is part of our general account and is not part of, or dependent on, the investment performance of the
                             Variable Account.

Fixed Account Value          Measure of value accumulating in the Fixed Account.

Guaranteed Minimum           This Contract provides for a Base Guaranteed Minimum Death Benefit. In addition,
Death Benefit Option         there are two enhanced death benefit options available under the Contract. The two options provide different levels of death benefit guarantees. The two options have different issue requirements and expense charges associated with them. These
                             Guaranteed Minimum Death Benefit options are available only in the states where we have received regulatory approval.

Home Office                  When the term "Home Office" is used in this prospectus in connection with transactions under the Contract, it means our Variable Administration office. Transaction requests and other types of Written Notices should be sent to P.O. Box 219364, Kansas City,
                             Missouri 64121-9364. The telephone number at our Variable Administration office is
                             800-616-3670.

Issue Age                    The Annuitant's age on his/her last birthday as of or on the Contract Date.

Life Payment Option          A payment option based upon the life of the Annuitant.

Maturity Date                The date when the Contract terminates and we either pay the proceeds under a payment option or pay you the Cash Surrender Value in a lump sum. The latest Maturity Date is the later of the contract anniversary following the Annuitant's 85th birthday and the tenth contract anniversary. (Certain states and Qualified Contracts may place additional restrictions on the maximum Maturity Date.)

Monthly Anniversary Day      The same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Non-Life Payment Option      A payment option that is not based upon the life of the Annuitant.

Non-Qualified Contract       A Contract that is not a "Qualified Contract."

Owner                        The person entitled to exercise all rights and privileges provided in the Contract. The terms "you" and "your" refer to the Owner.

Premium Year                 Refers to the 12-month period following the date we credit a particular premium to your
                             Contract. This measure of time is important in calculating the surrender charge applicable to the Contract.

Proceeds                     The total amount we are obligated to pay under the terms of the Contract.

Qualified Contract           A Contract issued in connection with plans that qualify for special federal income tax treatment under sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986,
                             as amended.

Subaccount                   The divisions of the Variable Account. The assets of each Subaccount are invested in a
                             Portfolio of a designated Fund.

Valuation Day                Each day the New York Stock Exchange is open for business.

Valuation Period             The interval of time beginning at the close of normal trading or the New York Stock
                             Exchange on one Valuation Day and ending at the close of normal trading or the New
                             York Stock Exchange on the next Valuation Day. Currently, the close of normal trading is
                             3:00 P.M. Central Standard Time. The term "Valuation Period" is used in this prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable Administration office.

Variable Account Value       The Variable Account Value is equal to the sum of all Subaccount Values of a Contract.

Written Notice               A written request or notice in a form satisfactory to us that is signed by the Owner and received at the Home Office.

HIGHLIGHTS

THE CONTRACT

    WHO SHOULD INVEST. The Contract is designed for investors seeking long-term tax-deferred accumulation of funds. The goal for this accumulation is generally retirement, but may be for other long-term investment purposes. The tax-deferred feature of the Contract is most attractive to investors in high federal and state marginal income tax brackets. We offer the Contract as both a Qualified Contract and a Non-Qualified Contract. (See "FEDERAL TAX STATUS," page 34)

The tax advantages typically provided by a variable annuity are already available with tax-qualified plans, including IRAs and Roth IRAs. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, including the costs and benefits of the Contract (including the annuity payment options), before you purchase the Contract in a tax-qualified plan. THERE SHOULD BE REASONS OTHER THAN TAX DEFERRAL FOR ACQUIRING AN ANNUITY CONTRACT WITHIN A QUALIFIED PLAN.

    THE CONTRACT. The Contract is an individual flexible premium deferred variable annuity. In order to purchase a Contract, you must complete an application and submit it to us through a licensed Kansas City Life representative, who is also a registered representative of Sunset Financial Services, Inc. ("Sunset Financial") You must pay the minimum initial premium. The maximum Issue Age is 80. (See "Purchasing a Contract," page 17) We offer other variable annuity contracts that have a different death benefit and different contract features. However, these contracts also have different charges that would affect your Subaccount performance and Contract Value. To obtain more information about the other contracts, contact our Home Office or your registered representative.

    FREE-LOOK PERIOD. You have the right to cancel your Contract and receive a refund if you return the Contract within 10 days after receiving it. The amount returned to you will vary depending on your state. (See "Free-Look Period," page
17)

    PREMIUMS. The minimum amount that we will accept as an initial premium is $10,000. You may pay additional premiums at any time during the Annuitant's lifetime and before the Maturity Date. The minimum premium allowed after the initial premium is $50. (See "Purchasing a Contract," page 17) We reserve the right to waive the $10,000 minimum premium requirement for certain corporate markets contracts.

    PREMIUM ALLOCATION. You direct the allocation of premium payments among the Subaccounts of the Variable Account and/or the Fixed Account. In the Contract application, you specify the percentage of the premium, in whole numbers, you want allocated to each Subaccount and/or to the Fixed Account. We will invest the assets of each Subaccount in a corresponding Portfolio of a designated Fund. The Contract Value, except for amounts in the Fixed Account, will vary according to the investment performance of the Subaccounts. We will credit interest to amounts in the Fixed Account at a guaranteed minimum rate of 3% per year. We may declare a higher current interest rate.

    The sum of your allocations must equal 100%. We have the right to limit the number of Subaccounts to which you may allocate premiums (not applicable to Texas Contracts). We will never limit the number to less than 15. You can change the allocation percentages at any time by sending Written Notice. You can make changes in your allocation by telephone, facsimile and electronic mail if you have provided proper authorization. (See "Telephone, Facsimile and Electronic Mail Authorizations and Internet Authorizations," page 28) The change will apply to the premium payments received with or after receipt of your notice.

We will allocate the initial premium to the Federated Prime Money Fund II Subaccount for a 15-day period in states that:

o   require premium payments to be refunded under the free-look provision; or

o require the greater of premium payments or Contract Value to be refunded under the free-look provision.

At the end of that period, we will allocate the amount in the Federated Prime Money Fund II Subaccount to the Subaccounts and Fixed Account according to your allocation instructions. (See "Allocation of Premiums," page 17)

    TRANSFERS. After the free look period and before the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account. Certain restrictions apply. The first six transfers during a Contract Year are free. After the first six transfers, we will assess a $25 transfer-processing fee. (See "Transfer Privilege," page 20)

We have policies and procedures that attempt to detect frequent, large, programmed or short-term transfers among Subaccounts that may adversely affect other Owners and persons with rights under the Contracts. We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts. In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.

    FULL AND PARTIAL SURRENDER. You may surrender all or part of the Cash Surrender Value (subject to certain limitations) any time before the earlier of:

o   the date that the Annuitant dies; or

o   the Maturity Date.

    SUBACCOUNT BONUS. There are two bonuses that will be credited to the Variable Account Value. We credit the first bonus on each Monthly Anniversary Date where the Contract Value is greater than or equal to $100,000 on that day. The monthly amount of this bonus equals 0.0125% of the Variable Account Value, which equals 0.15% on an annualized basis.

We credit a second bonus on all policies, regardless of size. After the eighth Contract Year, we credit this bonus each Monthly Anniversary Date to the Variable Account Value. The monthly amount of this bonus equals 0.01665% of the Variable Account Value, which equals 0.20% on an annualized basis.

Both of the bonuses are guaranteed. We pay these bonus amounts out of the increased revenues on contracts that have been in force for longer periods of time and the expense efficiencies that result from contracts with higher Contract Values. These bonus amounts are provided in lieu of reducing expenses directly. We will not attempt to recapture the bonus at any time, including upon surrender, death or election of an annuity option. Each of the bonuses, if applicable, is paid on the Variable Account Value on the Monthly Anniversary Date.

    DEATH BENEFIT BEFORE THE MATURITY DATE. If the Annuitant dies before the Maturity Date while the Contract is in force, the Beneficiary will receive a death benefit. The death benefit will be calculated depending upon which Guaranteed Death Benefit Option is in effect on the Contract at the date of death. There is a base Guaranteed Minimum Death Benefit Option, or at issue, one of two enhanced options may be chosen. There is an additional charge assessed each month if one of the enhanced options is selected. There are three Guaranteed Minimum Death Benefit Options available as follows:

o   Base Guaranteed Minimum Death Benefit Option;

o   Annual Ratchet Guaranteed Minimum Death Benefit Option; and

o   Enhanced Combination Guaranteed Minimum Death Benefit Option.

The issue requirements and the Monthly Guaranteed Minimum Death Benefit Expense Charges vary for each Guaranteed Minimum Death Benefit Option. (See "Death Benefit Before Maturity Date," page 25)

The minimum death benefit (Base Guaranteed Minimum Death Benefit Option) is equal to the greater of:

o premiums paid, proportionately adjusted for any surrenders (including applicable surrender charges) less any loan balance; and

o the Contract Value on the date we receive due proof of Annuitant's death (including any documents we require to process and make the payments).

If you die before the Maturity Date, the Cash Surrender Value (or, if the Owner is also the Annuitant, the death benefit) must generally be distributed to the Beneficiary within five years after the date of the Owner's death. (See "Death Benefit Before Maturity Date," page 25)

The Guaranteed Minimum Death Benefit is paid to the Beneficiary at the death of the Annuitant if the Annuitant dies before the Maturity Date. If the Owner, who is not the same as the Annuitant, predeceases the Annuitant before the Maturity Date, the Cash Surrender Value of the contract will be paid to the Beneficiary.

Death Proceeds are taxable and generally are included in the income of the recipient as follows:

o If received under a payment option, they are taxed in the same manner as annuity payments.

o If distributed in a lump sum, they are taxed in the same manner as a full surrender.

CHARGES AND DEDUCTIONS
The following charges and deductions apply to the Contract:

    SURRENDER CHARGE. We do not deduct a charge for sales expenses from premiums at the time they are paid. However, we may deduct a surrender charge when a Premium is withdrawn upon a surrender or partial surrender or applied to certain annuity options during the first eight years following the payment of that premium.

The surrender charge is calculated as a percentage of your premium payment being withdrawn or annuitized during the applicable Premium Year. The amount of the surrender charge decreases over time, measured from the date the premium payment is credited to the Contract. The surrender charge percentages are shown below.

---------------------------------------------------------------------------------------------------------
Premium Years         1        2          3         4         5         6          7         8        9+
since payment
of the Premium
---------------------------------------------------------------------------------------------------------
Charge (%)           8.0      8.0        7.0       6.0       5.0       4.0        3.0       2.0        0
---------------------------------------------------------------------------------------------------------

Each premium payment has its own surrender charge period. When you make a withdrawal, we assume that the oldest premium payment is being withdrawn first so that the lowest surrender charge is deducted from the amount withdrawn.
After eight (8) complete Premium Years from the date you make a premium payment, no surrender charge will be assessed if you withdraw or surrender that premium payment. The total surrender charge at a given time will be the sum of the surrender charges applicable to each premium that has been paid.

Subject to certain restrictions, the first withdrawal up to 10% of the Contract Value per Contract Year will not be subject to a surrender charge. (See "Surrender Charge," page 30)

    ANNUAL ADMINISTRATION FEE. We will deduct an annual administration fee of $30 from the Contract Value for administrative expenses at the beginning of each Contract Year. We will waive this fee for Contracts with Contract Values of $50,000 or more. (See "Administrative Charges," page 31)

    TRANSFER PROCESSING FEE. The first six transfers of amounts in the Subaccounts and the Fixed Account each Contract Year are free. We assess a $25 transfer-processing fee for each additional transfer during a Contract Year. (See "Transfer Processing Fee," page 31)

    ASSET-BASED ADMINISTRATION CHARGE. We deduct a daily asset-based administration charge for expenses we incur in administration of the Contract. Prior to the Maturity Date, we deduct the charge from the assets of the Variable Account at an annual rate of 0.15%. (See "Administrative Charges," page 31)

    MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily mortality and expense risk charge to compensate us for assuming certain mortality and expense risks. Prior to the Maturity Date, we deduct this charge from the assets of the Variable Account at an annual rate of 1.25%. (See "Mortality and Expense Risk Charge," page 31)

    MONTHLY GUARANTEED MINIMUM DEATH BENEFIT EXPENSE CHARGE. If a Guaranteed Minimum Death Benefit option other than the base provision is selected, there is an additional charge. The amount of this charge varies depending on the Guaranteed Minimum Death Benefit Option you have elected, as follows:

o   Base Guaranteed Minimum Death Benefit Option: no additional charge

o Annual Ratchet Guaranteed Minimum Death Benefit Option: A Monthly charge of .01665% of the Variable Account Value is deducted from the Variable Account Value on the Monthly Anniversary Date. This charge equals 0.20% of the Variable Account Value on an annualized basis.

o Enhanced Combination Guaranteed Minimum Death Benefit Option: A monthly charge of .02912% of Variable Account Value is deducted from the Variable Account Value on the Monthly Anniversary Date. This charge equals 0.35% of Variable Account Value on an annualized basis. (See "Monthly Guaranteed Minimum Death Benefit Expense Charge," page 32)

    PREMIUM TAXES. If state or other premium taxes are applicable to a Contract, we will deduct them either upon surrender or when we apply the proceeds to a payment option. (See "Premium Taxes," page 32)

     INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE FUNDS. The Funds deduct investment advisory fees on a daily basis and incur other expenses. The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Subaccount invests. This means that these charges are deducted before we calculate Subaccount Values. Expenses of the Funds are not fixed or specified in the Contract and actual expenses may vary. See the prospectuses for the Funds for specific information about these fees. (See "Investment Advisory Fees and Other Expenses of the Funds," page 32)

For information concerning compensation paid for the sale of Contracts, see "SALE OF THE CONTRACTS," page 37.

ANNUITY PROVISIONS

    MATURITY DATE. On the Maturity Date, we will apply the proceeds to the payment option you choose. If you choose a Life Payment Option, the amount of proceeds will be the full Contract Value. If you elect a payment option other than a Life Payment Option or if you elect to receive a lump sum payment, we will apply the Cash Surrender Value. (See "PAYMENT OPTIONS," page 33)

    PAYMENT OPTIONS. The payment options are:

o   Interest Payments (Non-Life Payment Option)

o   Installments of a Specified Amount (Non-Life Payment Option)

o   Installments for a Specified Period (Non-Life Payment Option)

o   Life Income (Life Payment Option)

o   Joint and Survivor Income (Life Payment Option)

Payments under these options do not vary based on Variable Account performance. (See "PAYMENT OPTIONS," page 33)

FEDERAL TAX STATUS

Under existing tax law there generally should be no federal income tax on increases in the Contract Value until a distribution under the Contract occurs. A distribution includes an actual distribution of funds such as a surrender or annuity payment. However, a distribution also includes a pledge or assignment. Generally, all or part of any distribution is taxable as ordinary income. In addition, a penalty tax may apply to certain distributions made prior to the Owner's reaching age 59 1/2. Special tax rules apply to Qualified Contracts, and distributions from certain Qualified Contracts may be subject to restrictions. Governing federal tax statutes may be amended, revoked, or replaced by new legislation. Changes in interpretation of these statutes may also occur. We encourage you to consult your own tax adviser before making a purchase of the Contract. (See "FEDERAL TAX STATUS," page 34)

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time that you buy the Contract, take a loan from the Contract, partially or fully surrender the Contract, or transfer annuity value between the subaccounts and/or the fixed account.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time that you buy the Contract, partially or fully surrender the Contract, or transfer amounts between the Subaccounts and/or the Fixed Account. State premium taxes may also be deducted.

OWNER TRANSACTION EXPENSES

-----------------------------------------------------------------------------------------------------------
Sales Load on Premium Payments                               None
-----------------------------------------------------------------------------------------------------------
Maximum Surrender Charge (as a % of each premium             8%
payment withdrawn or Annuitized under a Non-Life
Payment Option (1))
-----------------------------------------------------------------------------------------------------------
Transfer Processing Fee                                      No fee for the first 6 transfers in a Contract
                                                             Year; $25 for each additional transfer
                                                             during a Contract Year
-----------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses. This table also includes the charges you would pay if you added an enhanced death benefit option to your Contract.

PERIODIC CHARGES OTHER THAN PORTFOLIO EXPENSES
-------------------------------------------------------------------------------------------------------------------
Annual Administration Fee                                                                  $30 per Contract year(2)
-------------------------------------------------------------------------------------------------------------------
VARIABLE ACCOUNT ANNUAL EXPENSES (AS A % OF AVERAGE ANNUAL VARIABLE ACCOUNT VALUE)
Under Standard Death Benefit:

    Mortality and Expense Risk Charge                                                      1.25%

    Asset-Based Administration Charge                                                      0.15%
    ---------------------------------                                                      -----
    Total Variable Account Annual Expenses                                                 1.40%
-------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM DEATH BENEFIT EXPENSE CHARGE (AS A PERCENTAGE OF AVERAGE
ANNUAL VARIABLE ACCOUNT VALUE)
-------------------------------------------------------------------------------------------------------------------
Base Guaranteed Minimum Death Benefit Option                                               0.00%
-------------------------------------------------------------------------------------------------------------------
Annual Ratchet Guaranteed Minimum Death Benefit Option (optional)                          0.20%
-------------------------------------------------------------------------------------------------------------------
Enhanced Combination Guaranteed Minimum Death Benefit Option (optional)                    0.35%
-------------------------------------------------------------------------------------------------------------------
Loan Interest Charge                                                                       5.00%(3)
-------------------------------------------------------------------------------------------------------------------

The next table shows the lowest and highest total operating expenses charged by the Portfolios for the fiscal year ended December 31, 2005. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.

------------------------------

(1) We do not deduct a charge for sales expenses from premiums at the time they are paid. However, we may deduct a surrender charge when a premium is withdrawn upon a surrender or partial surrender or applied to certain annuity options during the first eight years following the payment of that premium. The surrender charge is calculated as a percentage of the premium payment being withdrawn or annuitized during the applicable Premium Year. The amount of the surrender charge decreases over time, measured from the date the premium payment is credited to the Contract. The surrender charge percentages are shown below.

-----------------------------------------------------------------------------
Premium Years Since        1     2     3     4     5     6     7     8     9+
-----------------------------------------------------------------------------
Payment of Premium
Charge (%)                8.0   8.0   7.0   6.0   5.0   4.0   3.0   2.0    0
-----------------------------------------------------------------------------

(2) We will waive the annual administration fee if Contract Value is equal to or greater than $50,000 at the beginning of the applicable Contract Year.

(3) The maximum guaranteed net cost of loans (available under 403(b)(TSA) Qualified Contract) is 5.0% annually. The net cost of a loan is the difference between the loan interest charged (8.0%) and the amount credited to the loan account (3.0%).

RANGE OF PORTFOLIO OPERATING EXPENSES(4)

--------------------------------------------------------------------------------------------------------
                                                                             MINIMUM           MAXIMUM
                                                                             -------           -------
--------------------------------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES (total of all expenses that are
deducted from Portfolio assets, including management fees, distribution or    0.27%             1.78%
service fees (12b-1 fees), and other expenses-before any contractual waiver of fees and expenses)
--------------------------------------------------------------------------------------------------------

The following table shows the fees and expenses charged (after contractual waiver or reimbursement) by each Portfolio for the fiscal year ended December 31, 2005.

    ANNUAL PORTFOLIO OPERATING EXPENSES (5)

    (expenses that are deducted from Portfolio assets, as a percentage of net assets of the Portfolio):

-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                 MANAGEMENT     12b-1/   OTHER       TOTAL     CONTRACTUAL FEE   TOTAL PORTFOLIO
                                             FEES       SERVICE  EXPENSES   PORTFOLIO      WAIVER OR          ANNUAL
                                                          FEES               ANNUAL        EXPENSE          OPERATING
                                                                            OPERATING    REIMBURSEMENT    EXPENSES AFTER
                                                                            EXPENSES                       REIMBURSEMENT
-------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
-------------------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund (Series I          0.60%         NA      0.27%       0.87%           NA                 NA
Shares) (formerly known as AIM V.I.
Premier Equity Fund (Series I Shares))(6)
-------------------------------------------------------------------------------------------------------------------------
AIM V.I. Demographic Trends Fund             0.77%         NA      0.38%       1.15%         0.14%(7)           1.01%
(Series I Shares)(formerly known as
AIM V.I. Dent Demographic Trends
Fund (Series I Shares))
-------------------------------------------------------------------------------------------------------------------------
AIM V.I Technology Fund                      0.75%         NA      0.37%       1.12%           NA                 NA
(Series I Shares)(8)
-------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY(R) VARIABLE PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------
American Century VP Capital                  1.00%         NA      0.00%      1.00%(9)         NA                 NA
Appreciation Fund
-------------------------------------------------------------------------------------------------------------------------
American Century VP Income & Growth Fund     0.70%         NA      0.00%      0.70%(9)         NA                 NA
-------------------------------------------------------------------------------------------------------------------------
American Century VP International Fund       1.23%         NA      0.00%      1.23%(9)         NA                 NA
-------------------------------------------------------------------------------------------------------------------------
American Century VP Mid Cap Value Fund       1.00%         NA      0.02%      1.02%(9)         NA

-------------------------------------------------------------------------------------------------------------------------
American Century VP Ultra(R) Fund            1.00%         NA      0.01%      1.01%(9)         NA                 NA
-------------------------------------------------------------------------------------------------------------------------
American Century VP Value Fund               1.00%         NA      0.02%      1.02%(9)         NA                 NA
-------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY(R) VARIABLE
PORTFOLIOS II, INC
-------------------------------------------------------------------------------------------------------------------------
American Century VP Inflation                0.49%        0.25%    0.01%      0.75%(10)        NA                 NA
Protection Fund (Class II)
-------------------------------------------------------------------------------------------------------------------------
CALAMOS(R) ADVISORS TRUST
-------------------------------------------------------------------------------------------------------------------------
Calamos Growth and Income Portfolio          0.75%         NA      0.52%       1.27%           NA                 NA
-------------------------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND
-------------------------------------------------------------------------------------------------------------------------
Appreciation Portfolio - Initial Shares      0.75%         NA      0.05%       0.80%           NA                 NA
-------------------------------------------------------------------------------------------------------------------------
Developing Leaders Portfolio - Initial       0.75%         NA      0.06%       0.81%           NA                 NA
Shares
-------------------------------------------------------------------------------------------------------------------------
DREYFUS STOCK INDEX FUND, INC. -             0.25%         NA      0.02%       0.27%           NA                 NA
INITIAL SHARES
-------------------------------------------------------------------------------------------------------------------------
THE DREYFUS SOCIALLY RESPONSIBLE             0.75%         NA      0.06%       0.81%           NA                 NA
GROWTH FUND, INC. - INITIAL SHARES
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                 MANAGEMENT     12b-1/   OTHER       TOTAL     CONTRACTUAL FEE   TOTAL PORTFOLIO
                                             FEES       SERVICE  EXPENSES   PORTFOLIO      WAIVER OR          ANNUAL
                                                          FEES               ANNUAL        EXPENSE          OPERATING
                                                                            OPERATING    REIMBURSEMENT    EXPENSES AFTER
                                                                            EXPENSES                       REIMBURSEMENT
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
FEDERATED INSURANCE SERIES
-------------------------------------------------------------------------------------------------------------------------
Federated American Leaders Fund II           0.75%         NA      0.40%       1.15%           NA                 NA
-------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II           0.60%         NA      0.40%       1.00%           NA                 NA
-------------------------------------------------------------------------------------------------------------------------
Federated Prime Money Fund II                0.50%         NA      0.61%       1.11%           NA                 NA
-------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST
-------------------------------------------------------------------------------------------------------------------------
Franklin Real Estate Fund (Class 2)          0.47%      0.25%(11)  0.02%       0.74%           NA                 NA
-------------------------------------------------------------------------------------------------------------------------
Franklin Small-Mid Cap Growth                0.48%      0.25%(11)  0.28%       1.01%          0.02%            0.99%(12)
Securities Fund (Class 2) (formerly
known as Franklin Small Cap Growth
Fund (Class 2))
-------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets                 1.24%        0.25%    0.29%       1.78%           NA                 NA
Securities Fund (Class 2)
-------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund            0.65%        0.25%    0.17%       1.07%          0.05%            1.02%(12)
(Class 2)
-------------------------------------------------------------------------------------------------------------------------
JPMORGAN SERIES TRUST II
-------------------------------------------------------------------------------------------------------------------------
JPMorgan Mid Cap Value Portfolio             0.70%         NA      0.55%       1.25%          0.25%            1.00%(13)
-------------------------------------------------------------------------------------------------------------------------
JPMorgan Small Company Portfolio             0.60%         NA      0.55%       1.15%           NA                 NA
-------------------------------------------------------------------------------------------------------------------------
JPMorgan U.S. Large Cap Core Equity          0.35%         NA      0.50%       0.85%           NA                 NA
Portfolio
-------------------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUST(SM)
-------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Series                   0.75%         NA      0.13%       0.88%           NA                 NA
-------------------------------------------------------------------------------------------------------------------------
MFS Research Series                          0.75%         NA      0.18%       0.93%           NA                 NA
-------------------------------------------------------------------------------------------------------------------------
MFS Research Bond Series (formerly           0.60%         NA      0.52%       1.12%          0.42%            0.70%(14)
known as MFS Bond Series)
-------------------------------------------------------------------------------------------------------------------------
MFS Strategic Income Series                  0.75%         NA      0.50%       1.25%          0.35%            0.90%(14)
-------------------------------------------------------------------------------------------------------------------------
MFS Total Return Series                      0.75%         NA      0.09%       0.84%           NA                 NA
-------------------------------------------------------------------------------------------------------------------------
MFS Utilities Series                         0.75%         NA      0.15%       0.90%           NA                 NA
-------------------------------------------------------------------------------------------------------------------------
SELIGMAN PORTFOLIOS, INC.
-------------------------------------------------------------------------------------------------------------------------
Seligman Capital Portfolio (Class 2)         0.40%        0.25%    0.63%       1.28%           NA                 NA
-------------------------------------------------------------------------------------------------------------------------
Seligman Communications and                  0.75%        0.25%    0.35%       1.35%           NA                 NA
Information Portfolio (Class 2)
-------------------------------------------------------------------------------------------------------------------------
Seligman Smaller-Cap Value Portfolio         1.00%        0.19%    0.14%       1.33%           NA                 NA
(Class 2)
-------------------------------------------------------------------------------------------------------------------------

PREMIUM TAXES, CURRENTLY RANGING UP TO 3.5%, MAY BE APPLICABLE, DEPENDING ON VARIOUS STATES' LAWS.

The above tables are intended to assist you in understanding the costs and expenses that you will bear, directly or indirectly. The tables reflect expenses of the Variable Account as well as of the Funds. The Contract Owner transaction expenses, annual administration fee, and Variable Account annual expenses are based on charges described in the Contract. The annual expenses for the Funds are expenses for the most recent fiscal year, except as noted below. For a more complete description of the various costs and expenses, see "ERROR! REFERENCE SOURCE NOT FOUND." on page 3 of this Prospectus and the prospectuses for the Funds that accompany it.

--------------------------
(6) As a result of the reorganization of another Fund into the AIM V.I. Core Equity Fund, which will occur on or about May 1, 2006, the total operating expenses of another Fund have been restated to reflect such reorganization.

(7) Effective January 1, 2005 through December 31, 2009, the advisor has contractually agreed to waive a portion of its advisory fees. The fee waiver reflects this agreement. In addition, effective July 1, 2005, the advisor to the AIM V.I. Demographic Trends Fund, has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Fund Operating Expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items, expense related to a merger or reorganization as approved by the fund's board of trustees, and expense that the fund has incurred but did not actually pay because of an expense offset arrangement) to 1.01% of average daily net assets. The fee waiver has been restated to reflect this agreement. The limitation agreement is in effect through April 30, 2007.

(8) The advisor to the AIM V.I. Technology Fund has contractually agreed to waive advisory fees and/or reimburse expense of Series I shares to the extent necessary to limit Total Fund Operating Expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items, expense related to a merger or reorganization as approved by the fund's board of trustees, and expense that the fund has incurred but did not actually pay because of an expense offset arrangement) to 1.30% of average daily net assets. The expense limitation agreement is in effect through April 30, 2007.

(9) The investment manager to American Century Variable Portfolios receives a unified management fee and out of that fee pays all the expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses. For the services provided to the American Century VP Capital Appreciation Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the Fund, 0.95% of the next $500 million and 0.90% over $1 billion. For the services provided to the American Century VP Income and Growth Fund, the manager receives an annual fee of 0.70% for the first $5 billion of the average net assets of this Fund and 0.65% over $5 billion. For the services provided to the American Century VP International Fund, the manager receives an annual fee of 1.50% of the first $250 million of the average net assets of the Fund, 1.20% of the next $250 million and 1.10% over $500 million. For the services provided to the American Century VP Value Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the Fund, 0.95% of the next $500 million and 0.90% over $1 billion. For the services provided to the American Century VP Ultra Fund, the manager receives an annual fee of 1.00% of the first $5 billion of the average net assets of the Fund, 0.99% of the next $5 billion, 0.98% of the next $5 billion, 0.97% of the next $5 billion, 0.95% of the next $5 billion, 0.90% of the next $5 billion, and 0.80% over $30 billion.

(10) For the services it provided to the American Century VP Inflation Protection Fund during the most recent fiscal year, the advisor received a unified management fee of 0.49% of the average net assets of the Class II shares of the Fund. Other expenses include the fees and expenses of the Fund's independent director and their legal consul, as well as interest.

(11) The Fund's Class 2 distribution plan or "Rule 12b-1 plan" is described in the Fund's prospectus.

(12) The manager has contractually agreed in advance to reduce its management fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. The Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission require this reduction.

(13) The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses until May 1, 2007 to the extent necessary to limit Total Annual Fund Operating Expenses 1.00%.

(14) MFS has contractually agreed to bear expenses for these series such that each such series' "Other Expenses" (determined without giving effect to the expense reduction arrangements described above) do not exceed 0.15% annually (0.20% annually for the Research Bond Series). These expense limitation arrangements exclude management fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the series' investing activities. The contractual fee arrangements will continue until at least April 30, 2007, unless the Board of Trustees which oversees the fund consents to any earlier revision or termination of these arrangements.

EXAMPLE OF CHARGES

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Example shows the highest costs of investing in the Contract, including contract owner transaction expenses, the annual administration fee, Variable Account charges, the maximum enhanced death benefit option charge and highest Annual Portfolio Operating Expenses for the year ended December 31, 2005. The example also shows the same maximum costs of investing in the Contract, but reflecting the lowest Annual Portfolio Operating Expenses.

      The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year.

(1) If the Contract is surrendered or is paid out under a Non-Life Payment Option at the end of the applicable time period:

Maximum Portfolio Expenses Without The Enhanced GMDB

1 year          3 years      5 years      10 years
$1,053.19       $1,645.47    $2,169.51    $3,580.92

Maximum Portfolio Expenses With The Enhanced GMDB

1 year          3 years      5 years      10 years
$1,087.70       $1,746.70    $2,334.22    $3,888.56

Minimum Portfolio Expenses Without The Enhanced GMDB

1 year          3 years      5 years      10 years
$902.37         $1,194.41    $1,420.73    $2,103.97

Minimum Portfolio Expenses With The Enhanced GMBD

1 year          3 years      5 years      10 years
$937.41         $1,300.46    $1,598.94    $2,466.99

(2) If the Contract is not surrendered or is paid out under a Life Payment Option at the end of the applicable time period:

Maximum Portfolio Expenses Without The Enhanced GMDB

1 year          3 years      5 years      10 years
$333.19         $1,015.47    $1,719.51    $3,580.92

Maximum Portfolio Expenses With The Enhanced GMDB

1 year          3 years      5 years      10 years
$367.70         $1,116.70    $1,884.22    $3,888.56

Minimum Portfolio Expenses Without The Enhanced GMDB

1 year          3 years      5 years      10 years
$182.37         $564.41      $970.73      $2,103.97

Minimum Portfolio Expenses With The Enhanced GMBD

1 year          3 years      5 years      10 years
$217.41         $670.46      $1,148.94    $2,466.99

*The Example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction).

    PLEASE REMEMBER THAT THE EXAMPLE IS AN ILLUSTRATION AND DOES NOT REPRESENT PAST OR FUTURE EXPENSES. YOUR ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. SIMILARLY, YOUR RATE OF RETURN MAY BE MORE OR LESS THAN THE 5% ASSUMED IN THE EXAMPLE.

The examples above assume that we assess no transfer charges or premium taxes. The annual administration fee is $30.00 for Contracts with a Contract Value less than $50,000 at the beginning of the Contract Year. There is no administration fee for Contracts with a Contract Value greater than or equal to $50,000 at the beginning of the Contract Year. As of 12/31/05, the average Contract Value is equal to $116,783 with an average administration fee equal to $12.89. This translates the annual administrative fee into a 0.013% charge on a $10,000 investment for the purposes of the examples.

    YOU SHOULD NOT CONSIDER THE ASSUMED EXPENSES IN THE EXAMPLES TO REPRESENT PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RATE OF RETURN IS HYPOTHETICAL AND YOU SHOULD NOT VIEW IT AS A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS. ACTUAL RETURNS MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

THE VARIOUS FUNDS THEMSELVES PROVIDED THE EXPENSE INFORMATION REGARDING THE FUNDS. THE FUNDS AND THEIR INVESTMENT ADVISERS ARE NOT AFFILIATED WITH US. WHILE WE HAVE NO REASON TO DOUBT THE ACCURACY OF THESE FIGURES PROVIDED BY THESE NON-AFFILIATED FUNDS, WE HAVE NOT INDEPENDENTLY VERIFIED THE FIGURES.

CONDENSED FINANCIAL INFORMATION

Condensed financial information containing the Accumulation Unit Value listing appears at the end of this prospectus.

KANSAS CITY LIFE, THE VARIABLE ACCOUNT AND THE FUNDS

KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Insurance Company is a stock life insurance company, which was organized under the laws of the State of Missouri on May 1, 1895. Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.

We are regulated by the Department of Insurance of the State of Missouri as well as by the insurance departments of all other states and jurisdictions in which we do business. We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions. We also file the forms for the Contract described in this Prospectus with insurance officials in each state and jurisdiction in which Contracts are sold.

We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT

We established the Variable Account as a separate investment account under Missouri law on January 23, 1995. This Variable Account supports the Contracts and may be used to support other variable annuity insurance contracts and for other purposes as permitted by law. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. We have established other separate investment accounts that may also be registered with the SEC.

The Variable Account is divided into Subaccounts. The Subaccounts available under the Contract invest in shares of corresponding Fund Portfolios. The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus. We own the assets in the Variable Account.

We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account. We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct. We are obligated to pay all benefits provided under the Contracts.

THE FUNDS

Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act. However, the SEC does not supervise their management, investment practices or policies. Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts. The investment objectives of each of the Portfolios are described below.

Certain Subaccounts invest in Portfolios that have similar investment objectives and/or policies. Therefore, before choosing Subaccounts, carefully read the individual prospectuses for the Funds along with this Prospectus.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other funds. There can be no assurance that the investment results of any of the Funds will be comparable to the investment results of any other funds, even if the other fund has the same investment adviser or manager.

Not all Funds may be available in all states.

AIM VARIABLE INSURANCE FUNDS

    AIM V.I. CORE EQUITY FUND (SERIES I SHARES) (FORMERLY KNOWN AS AIM V.I. PREMIER EQUITY FUND (SERIES I SHARES)) (MANAGER: A I M ADVISORS, INC.). The fund's investment objective is growth of capital. The fund seeks to meet its objectives by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, including convertible securities of established companies that have long-term above average growth in earnings, and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. Effective May 1, 2006, AIM V.I. Premier Equity Fund merged into AIM V.I. Core Equity Fund.

    AIM V.I. DEMOGRAPHIC TRENDS FUND (SERIES I SHARES) (FORMERLY KNOWN AS AIM V.I. DENT DEMOGRAPHIC TRENDS FUNDS (SERIES I SHARES)) (MANAGER: A I M ADVISORS, INC.). The fund's investment objective is long-term growth of capital. The fund seeks to meet its objective by investing in securities of companies that are likely to benefit from changing demographic, economic and lifestyle trends. These securities may include common stocks, convertible bonds, convertible preferred stocks and warrants of companies within a broad range of market capitalizations.

    AIM V.I. TECHNOLOGY FUND (SERIES I SHARES) (MANAGER: A I M ADVISORS, INC.). The Fund seeks capital growth. The Fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies engaged in technology-related industries.

AMERICAN CENTURY(R) VARIABLE PORTFOLIOS

    AMERICAN CENTURY VP CAPITAL APPRECIATION FUND (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). The investment objective of American Century VP Capital Appreciation is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in common stocks that are considered by the investment adviser to have better-than-average prospects for appreciation.

    AMERICAN CENTURY VP INCOME & GROWTH FUND (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). American Century VP Income & Growth seeks capital growth. Income is a secondary objective. The fund will seek to achieve its investment objective by investing in common stocks.

    AMERICAN CENTURY VP INTERNATIONAL FUND (MANAGER: AMERICAN CENTURY GLOBAL INVESTMENT MANAGEMENT, INC.). The investment objective of American Century VP International Portfolio is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation. International investment involves special risk considerations. These include economic and political conditions, expected inflation rates and currency swings.

    AMERICAN CENTURY VP MID CAP VALUE FUND (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). American Century VP Mid Cap Value seeks long-term capital growth. The fund will seek to achieve its investment objective by investing in mainly U.S. Mid-cap companies believed to be undervalued.

    AMERICAN CENTURY VP ULTRA(R) FUND (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). American Century VP Ultra seeks long-term capital growth. The fund will seek to achieve its investment objective by investing in mainly U.S. large-cap companies.

    AMERICAN CENTURY VP VALUE FUND (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). American Century VP Value seeks long-term capital growth. Income is a secondary objective. The fund will seek to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase.

AMERICAN CENTURY(R) VARIABLE PORTFOLIOS II, INC.

    AMERICAN CENTURY VP INFLATION PROTECTION FUND (CLASS II) (MANAGER: AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.). American Century VP Inflation Protection Fund seeks to hedge inflation through a portfolio of inflation-indexed bonds primarily issued by the U.S. Treasury, as well as other investment grade bonds.

CALAMOS ADVISORS TRUST

    CALAMOS GROWTH AND INCOME PORTFOLIO (MANAGER: CALAMOS ASSET MANAGEMENT, INC.). The Calamos Growth and Income Portfolio seeks high long-term total return through growth and current income. The Portfolio invests primarily in a diversified portfolio of convertible, equity and fixed-income securities. Convertible securities include debt obligations and preferred stock of the company issuing the security, which may be exchanged for a predetermined price (the conversion price) into the common stock of the issuer. DREYFUS VARIABLE INVESTMENT FUND

    APPRECIATION PORTFOLIO - INITIAL SHARES (MANAGER: THE DREYFUS CORPORATION; SUB-INVESTMENT ADVISOR: FAYEZ SAROFIM & CO.). The portfolio seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals the portfolio invests at least 80% of it assets in common stocks. The portfolio focuses on "blue chip" companies with total market values of more than $5 billion at the time of purchase.

    DEVELOPING LEADERS PORTFOLIO - INITIAL SHARES (MANAGER: THE DREYFUS CORPORATION). The portfolio seeks capital growth. To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be developing leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Based on current market conditions, the portfolio primarily invests in companies with total market values of less than $2 billion at the time of purchase.

DREYFUS STOCK INDEX FUND, INC. - INITIAL SHARES (MANAGER: THE DREYFUS CORPORATION; INDEX SUB-INVESTMENT ADVISOR: MELLON EQUITY ASSOCIATES). The fund seeks to match the total return of the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the fund generally invests in all 500 stocks in the S&P 500(R) in proportion to their weighting in the index. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of securities.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. - INITIAL SHARES (MANAGER:
THE DREYFUS CORPORATION). Seeks capital growth with current income as a secondary goal. To pursue these goals, the fund, under normal circumstances, at least 80% of its assets in the common stock of companies that, in the opinion of the Fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

FEDERATED INSURANCE SERIES

    FEDERATED AMERICAN LEADERS FUND II (MANAGER: FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA). The primary investment objective of the Federated American Leaders Fund II is to achieve long-term growth of capital.

The Fund's secondary objective is to provide income. The Fund pursues its investment objectives by investing primarily in common stock of "blue-chip" companies, which are generally top-quality, established growth companies.

    FEDERATED HIGH INCOME BOND FUND II (MANAGER: FEDERATED INVESTMENT MANAGEMENT COMPANY). The investment objective of the Federated High Income Bond Fund II is to seek high current income. The Fund endeavors to achieve its objective by investing primarily in lower-rated corporate debt obligations commonly referred to as "junk bonds."

    FEDERATED PRIME MONEY FUND II (MANAGER: FEDERATED INVESTMENT MANAGEMENT COMPANY). The investment objective of the Federated Prime Money Fund II is to provide current income consistent with stability of principal and liquidity. The Fund pursues its investment objective by investing exclusively in a portfolio of money market instruments maturing in 397 days or less.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

    FRANKLIN REAL ESTATE FUND (CLASS 2) (MANAGER: FRANKLIN ADVISERS, INC). Seeks capital appreciation, with current income as a secondary goal. The Fund normally invests at least 80% of its net assets in investments of companies operating in the real estate sector.

    FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND (CLASS 2) (MANAGER: FRANKLIN ADVISERS, INC.). Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies. For this Fund, small-cap companies are those with market capitalization values not exceeding (i) $1.5 billion or (ii) the highest market capitalization value in the Russell 2000(R) Index, whichever is greater, at the time of purchase; and mid cap companies with market capitalization values not exceeding $8.5 billion, at the time of purchase.

    TEMPLETON DEVELOPING MARKETS SECURITIES FUND (CLASS 2) (MANAGER: TEMPLETON ASSET MANAGEMENT LTD.). Seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments, and invest primarily to predominantly in equity securities.

    TEMPLETON FOREIGN SECURITIES FUND (CLASS 2) (MANAGER: TEMPLETON INVESTMENT COUNSEL, LLC.). Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

JPMORGAN SERIES TRUST II

    JPMORGAN MID CAP VALUE PORTFOLIO (MANAGER: J.P. MORGAN INVESTMENT MANAGEMENT INC.). JPMorgan Mid Cap Value Portfolio seeks to provide growth from capital appreciation. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

    JPMORGAN SMALL COMPANY PORTFOLIO (MANAGER: J.P. MORGAN INVESTMENT MANAGEMENT INC.). JPMorgan Small Company Portfolio seeks to provide a high total return from a portfolio of small company stocks. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity investments of small-cap companies. These small-cap securities will be primarily securities of companies located in the U.S. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

    JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO (MANAGER: J.P. MORGAN INVESTMENT MANAGEMENT INC.). JPMorgan U.S. Large Cap Core Equity Portfolio seeks to provide a high total return from a portfolio comprised of selected equity securities. Under normal circumstances, the Portfolio invests at least 80% of the value of its Assets in large-cap U.S. companies. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

MFS(R) Variable Insurance Trust(SM)

    MFS EMERGING GROWTH SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Emerging Growth Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital. The Series' policy is to invest primarily (i.e., at least 65% of its assets under normal circumstances) in common stocks and related securities of companies that MFS believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies).

    MFS RESEARCH SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Research Series seeks to provide long-term growth of capital and future income. The Series' assets are allocated to selected industries and then to securities within those industries.

    MFS RESEARCH BOND SERIES (FORMERLY KNOWN AS MFS BOND SERIES) (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Research Bond Series seeks primarily to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect Shareholders' capital. The Series may purchase lower-rated or non-rated debt securities commonly known as "junk bonds", but focuses on investment grade bonds.

    MFS STRATEGIC INCOME SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Strategic Income Series seeks to provide high current income by investing in fixed income securities. The Series invests, under normal market conditions, at least 65% of its total assets in fixed income securities.

    MFS TOTAL RETURN SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Total Return Series seeks to provide above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

    MFS UTILITIES SERIES (MANAGER: MFS INVESTMENT MANAGEMENT(R)). The Utilities Series seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities). The Series will seek to achieve its objective by investing, under normal circumstances, at least 80% of its assets in equity and debt securities of both domestic and foreign (including emerging market) companies in the utilities industry.

SELIGMAN PORTFOLIOS, INC.

    SELIGMAN CAPITAL PORTFOLIO (CLASS 2) (MANAGER: J. & W. SELIGMAN & CO. INCORPORATED). The objective is capital appreciation. The Portfolio invests primarily in the common stock of medium-sized U.S. companies.

    SELIGMAN COMMUNICATIONS AND INFORMATION PORTFOLIO (CLASS 2) (MANAGER: J. &
W. SELIGMAN & CO. INCORPORATED). The Portfolio's objective is capital gain. The Portfolio seeks to achieve this objective by investing at least 80% of its net assets, in securities of companies operating in the communications, information and related industries. The Portfolio may invest in companies of any size.

    SELIGMAN SMALLER-CAP VALUE PORTFOLIO (CLASS 2) (MANAGER: J. & W. SELIGMAN & CO. INCORPORATED). The Portfolio seeks long-term capital appreciation by investing at least 80% of its net assets in common stocks of companies with small market capitalizations that are deemed to be value companies by the portfolio manager with market capitalizations of $3 billion or less.

THERE IS NO ASSURANCE THAT THE FUNDS WILL ACHIEVE THEIR STATED OBJECTIVES AND POLICIES.

See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund. These important documents contain more detailed information regarding all aspects of the Funds. Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of premium payments or transfers among the Subaccounts. You should know that during extended periods of low interest rates, the yields of the Federated Prime Money Fund II may also become extremely low and possibly negative.

We (or our affiliates) may receive significant compensation from a Fund's investment adviser (or its affiliates) in connection with administration or other services provided with respect to the Funds and their availability through the Contracts. This compensation is not reflected in fees and expenses listed in the fee table that is set forth in each Fund's prospectus. The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue. These percentages differ, and some advisers (or affiliates) may pay us (or our affiliates) more than others. Currently, these percentages range from 0.15% to 0.25%.

We cannot guarantee that each Fund or Portfolio will always be available for the Contracts, but in the event that a Fund or Portfolio is not available, we will take reasonable steps to secure the availability of a comparable fund. Shares of each Fund are purchased and redeemed at net asset value, without a sales charge.

RESOLVING MATERIAL CONFLICTS

The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.

We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under
Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Portfolio are no longer available for investment, or for any other reason in our sole discretion we decide that further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management investment company. The substituted fund may have different fees and expenses. Substitutions may be made with respect to existing investments or the investment of future premiums or both. We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrants or for any reason in our sole discretion. We will determine on what basis we might make any new Subaccounts available to existing Contract Owners. We may close Subaccounts to allocation of premiums or Contract Value, or both, at any time in our sole discretion.

If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change. If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:

o operate the Variable Account as a management investment company under the 1940 Act;

o   de-register it under that Act if registration is no longer required;

o   combine it with other Kansas City Life separate accounts; or.

o   make any changes required by the 1940 Act.

VOTING RIGHTS

We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds. As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts. We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.

To obtain voting instructions from you, before a meeting you will be sent voting instruction material, a voting instruction form and any other related material. Your votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares. We will determine the number of votes attributable to a Subaccount by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount. The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote. We will vote shares held by a Subaccount for which we have no instructions and any shares held in our General Account in the same proportion as those shares for which we do receive voting instructions.

If required by state insurance officials, we may disregard voting instructions when it would require us to vote shares in a manner that would:

o cause a change in sub-classification or investment objectives of one or more of the Portfolios;

o   approve or disapprove an investment advisory agreement; or

o require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.

If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report. We may change how we calculate the weight given to pass-through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.

DESCRIPTION OF THE CONTRACT

The Contract is a variable annuity that provides accumulation of Variable Account Value based on the performance of Subaccounts within the Kansas City Life Variable Annuity Separate Account. You may also allocate a portion of your premiums to our Fixed Account. We provide options such as dollar cost averaging, portfolio rebalancing and the Systematic Partial Surrender Plan. The Contract offers only fixed annuity payment options.

Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus. This prospectus provides a general description of the Contracts. Your actual Contract and any endorsements are the controlling documents. If you would like a copy of your Contract and endorsements, contact our Home Office.

PURCHASING A CONTRACT

The maximum Issue Age for which we issue a Contract is 80. However, for Qualified Contracts with an Issue Age of 70 1/2 or greater, tax laws may require that distributions begin immediately. We may issue Contracts above the maximum Issue Age under certain circumstances. We may issue Contracts in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code.

The Annual Ratchet and Enhanced Combination Guaranteed Minimum Death Benefit Options are only available at issue of the Contract. The Annual Ratchet option is available for Annuitants with Issue Ages of 75 and below and the Enhanced Combination option is only available for Annuitants with Issue Ages of 70 and below. The Guaranteed Minimum Death Benefit options are offered only in the states where we have received regulatory approval.

The minimum initial premium that we accept is a single premium of $10,000. You may pay additional premium payments at any time while the Annuitant is alive and before the Maturity Date. These payments must be at least $50. We may limit the number and amount of additional premium payments (where permitted).

REPLACEMENT OF CONTRACTS

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract. You should replace your existing insurance only when you determine that the Contract is better for you. The charges and benefits of your existing insurance may be different from a Contract purchased from us. You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new surrender charge period.

You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender. Also, because we will not issue the Contract until we have received an initial premium from your existing insurance company, the issuance of the Contract may be delayed.

FREE-LOOK PERIOD

You may cancel your Contract for a refund during your "free-look" period. The free look period applies for the 10 days after you receive the Contract. When we receive the returned Contract at our Home Office, we will cancel the Contract. The amount that we will refund will vary according to state requirements. Most states allow us to refund Contract Value. In those states, we will return an amount equal to the Contract Value. We will determine the amount of the Contract Value as of the earlier of:

o   the date the returned Contract is received by us at our Home Office; or

o the date the returned Contract is received by the Kansas City Life representative who sold you the Contract.

A few states require a return of the greater of premium payments or Contract Value. In these states, we will refund the greater of:

(a) the premiums paid under the Contract; and

(b) the Contract Value as of the earlier of:

o   the date we receive the returned Contract at our Home Office; or

o the date the Kansas City Life representative who sold the Contract receives the returned Contract.

Some states permit only the return of premiums even if this amount is less than what we would have returned otherwise. In all states, we will also refund the $30 annual administration fee, if it was deducted prior to the return of the Contract.

ALLOCATION OF PREMIUMS

At the time of application, you select how we will allocate premiums among the Subaccounts and the Fixed Account. You can change the allocation percentages at any time by sending Written Notice to us. You may also change your allocation by telephone, facsimile, and electronic mail if you have provided proper authorization. (See "Telephone, Facsimile and Electronic Mail Authorizations and Internet Authorizations," page 28)

Our procedures for allocation of premiums during the free-look period vary by state, based on the amount that each state requires to be refunded if the Contract is returned within the free-look period:

o for Contracts sold to residents of states that allow refund of Contract Value, we will immediately allocate premiums according to the allocation you requested; and

o for contracts sold as an Individual Retirement Annuity or to residents of states that require either the refund of premiums paid or the refund of the greater of Contract Value or premiums paid, we will allocate premiums received during a 15-day period following the Contract Date to the Federated Prime Money Fund II Subaccount for that 15-day period. At the end of this 15-day period, we will allocate the amount in the Federated Prime Money
    Fund II Subaccount according to your allocation instructions.

We will allocate the initial premium within two business days of when we receive the premium at our Home Office. In order to allocate the premium in this time frame, you must properly complete the application and it must include all the information necessary to process it, including payment of the initial premium. If the application is not properly completed, we will retain the premium for up to five business days while we attempt to complete the application. If the application is not complete at the end of the 5-day period, we will inform you of the reason for the delay. We will also return the initial premium immediately, unless you specifically consent to our keeping the premium until the application is complete. Once the application is complete, we will allocate the initial premium within two business days.

We will allocate subsequent premiums at the end of the Valuation Period in which we receive the premium payment at our Home Office. Premiums received at our Home Office before the New York Stock Exchange closes are priced using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Standard Time). If we receive a Premium payment after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular session of the New York Stock Exchange. We will credit amounts to the Subaccounts only on a Valuation Day, that is, on a date the New York Stock Exchange is open for trading.

The values of the Subaccounts will vary with their investment experience, so that you bear the entire investment risk with respect to the Variable Account Value. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.

If mandated under applicable law, we may be required to reject a Premium Payment. We may also be required to provide additional information about you or your account to government regulators. In addition, we may be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, surrenders, loans, annuity payments, or death benefits, until instructions are received from the appropriate regulator.

DETERMINATION OF CONTRACT VALUE

The Contract Value is the sum of the Variable Account Value and the Fixed Account Value.

VARIABLE ACCOUNT VALUE

The Variable Account Value reflects the following:

o   the investment experience of the selected Subaccounts;

o   Premiums paid;

o   surrenders;

o   transfers;

o   charges assessed in connection with the Contract;

o   Contract loan balance; and

o   Bonuses Paid on the Monthly Anniversary Date.

There are two bonuses that will be credited to the Variable Account Value. The first bonus is credited to policies on each Monthly Anniversary Date where the Contract Value greater than or equal to $100,000 on that date. The monthly amount of this bonus equals 0.0125% of the Variable Account Value, which equals 0.15% on an annualized basis.

The second bonus is credited to all policies, regardless of size. After the eighth Contract Year, this bonus will be credited each Monthly Anniversary Date to the Variable Account Value. The amount of this bonus equals 0.01665% of the Variable Account Value, which equals 0.20% on an annualized basis.

Both of the bonuses are guaranteed. We will not attempt to recapture the bonus at any time, including upon surrender, death or election of an annuity option. Each of the bonuses, if applicable, is paid on the Variable Account Value on the Monthly Anniversary Date.

There is no guaranteed minimum Variable Account Value. Since a Contract's Variable Account Value on any future date depends upon a number of factors, it cannot be predetermined.

    CALCULATION OF VARIABLE ACCOUNT VALUE. We calculate the Variable Account Value on each Valuation Date. Its value will be the sum of the values attributable to the Contract in each of the Subaccounts. We will determine the amount for each Subaccount by multiplying the Subaccount's unit value on the Valuation Date by the number of Subaccount accumulation units allocated to the Contract. The unit value of a Subaccount may increase, decrease, or remain the same.

    DETERMINATION OF NUMBER OF ACCUMULATION UNITS. We will convert any amounts allocated to a Subaccount into accumulation units of that Subaccount. We determine the number of accumulation units credited to the Contract by dividing the dollar amount allocated to the Subaccount by the unit value for that Subaccount at the end of the Valuation Period during which the amount was allocated.

We will increase the number of accumulation units in any Subaccount at the end of the Valuation Period by:

o any premiums allocated to the Subaccount during the current Valuation Period; and

o transfers to the Subaccount from another Subaccount or from the Fixed Account during the current Valuation Period; and

o   Bonuses credited on the Monthly Anniversary Date.

We will decrease the number of accumulation units in any Subaccount at the end of the Valuation Period by:

o amounts transferred from the Subaccount to another Subaccount or the Fixed Account including any applicable transfer fee;

o amounts surrendered (including applicable charges) during the current Valuation Period; and

o the pro rata portion of the Monthly Guaranteed Minimum Death Benefit Charge assessed on the Monthly Anniversary Day.

The number of units in any Subaccount will also be reduced at the beginning of each Contract Year by a pro rata share of the $30 annual administration fee.

    NET INVESTMENT FACTOR. We will calculate a net investment factor on each Valuation Day. A Subaccount's net investment factor measures the investment performance of an accumulation unit in that Subaccount during a Valuation Period. The formula for the net investment factor equals:

                                    (X/Y) - Z

where "X" equals the sum of:

    (1) the net asset value per accumulation unit held in the Subaccount at the end of the current Valuation Day; plus

    (2) the per accumulation unit amount of any dividend or capital gain distribution on shares held in the Subaccount during the current Valuation Day; less

    (3) the per accumulation unit amount of any capital loss distribution on shares held in the Subaccount during the current Valuation Day; less

    (4) the per accumulation unit amount of any taxes or any amount set aside during the Valuation Day as a reserve for taxes.

"Y" equals the net asset value per accumulation unit held in the Subaccount as of the end of the immediately preceding Valuation Day; and

"Z" equals the charges we deduct from the Subaccount on a daily basis. These charges equal the sum of the asset- based administration charge and the mortality and expense risk charge. The asset-based administration charge equals 0.15% on an annual basis. The mortality and expense risk charge equals 1.25% on an annual basis.

    DETERMINATION OF UNIT VALUE. We arbitrarily set the value of an accumulation unit for each of the Subaccounts at $10 when the first investments were bought. The accumulation unit value for each subsequent Valuation Period is equal to:

                                       A x B

"A" is equal to the Subaccount's accumulation unit value for the end of the immediately preceding Valuation Day; and

"B" is equal to the net investment factor for the current Valuation Day.

This accumulation unit value may increase or decrease from day to day based on investment results.

TRANSFER PRIVILEGE

After the free-look period and before the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account. Transfers are subject to the following restrictions:

o the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;

o we will treat a transfer request that would reduce the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;

o we currently have no limit on the number of transfers that you can make between Subaccounts or to the Fixed Account. However, you can make only one transfer from the Fixed Account each Contract Year. (See "Transfers From the Fixed Account," page 29, for restrictions); and

o we have the right, where permitted, to suspend or modify this transfer privilege at any time. Any suspension or modification of this privilege will be communicated in writing.

We will make a transfer on the date that we receive Written Notice requesting the transfer. You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization, unless, in accordance with our policies and procedures regarding frequent transfers among Subaccounts, we require you to provide us with a written request for transfers. (See "Telephone, Facsimile and Electronic Mail Authorizations and Internet Authorizations," page 29.) Transfer requests made in writing, by facsimile, or by electronic mail must be received, and transfer requests made by telephone must be completed, before 3:00 p.m. Central Standard Time to receive same-day pricing of the transaction. Transfer requests received (or completed) before the New York Stock Exchange closes are priced using the Subaccount accumulation unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Standard Time). If we receive a transfer request after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange.

The first six transfers during each Contract Year are free. We will charge a $25 transfer-processing fee for all transfers during a Contract Year in addition to the six free ones. For the purpose of charging the fee, we will consider each request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that request. We will deduct the transfer-processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

FREQUENT TRANSFERS AMONG SUBACCOUNTS. Frequent requests from Owners to transfer Contract Value between Subaccounts may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by a Portfolio and the reflection of that change in the Portfolio's share price. Frequent transfers may also increase brokerage and administrative costs of the Portfolios, and may interfere with the efficient management of a Portfolio, requiring it to maintain a high cash position and possibly result in lost investment opportunities and forced liquidations. Accordingly, frequent transfers may adversely affect the long-term performance of the Portfolios, which, in turn, may adversely affect other Owners and persons with interests under the Contracts (e.g., Annuitants or Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfer activity among Subaccounts. Our procedures for detecting frequent transfer activity involve examining the number of transfers made by an Owner within given periods of time. Currently, we monitor for 12 or more transfers in a Contract within a calendar year. For purposes of applying the parameters used to detect frequent transfer activity, we will aggregate transfers made on the same Valuation

Day under multiple contracts owned by the same Owner. However, we do not aggregate transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing Plan.

If transfer activity violates our established parameters for detecting frequent transfers, we review those transfers to determine if, in our judgment, the transfers are potentially harmful frequent transfer activity. If, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more Owners, we either will suspend the transfer privilege or will apply limitations or modifications to transfers to or from one or more of the Subaccounts. We will communicate to Owners in writing any suspension or limitation or modification of the transfer privilege. Our policies and procedures specify the following as limitations that will be applied to deter excessive transfers:

o   the requirement of a minimum time period between each transfer;

o not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;

o limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time;

o implementing and administering redemption fees imposed by one or more of the Funds in the future; and

o requiring that a written request be provided to us at our Home Office, signed by an Owner.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, including our judgment as to what parameters to use to detect potentially harmful frequent transfer activity and what particular limitation of the five possible limitations described above to apply to deter excessive transfers when a particular instance of potentially harmful transfer activity is detected. Our ability to detect and apply specific limitations to such transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners to avoid such detection. We apply our procedures consistently to Owners without special arrangement, waiver or exception. However, we may vary our procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. There is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts.

In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary: to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners and other persons with interests under the Contracts; to comply with state or federal regulatory requirements; or to impose additional or alternate restrictions (such as percentage limits on transfers) on Owners engaging in frequent transfer activity among the Subaccounts. We also may not process a transfer request if the Subaccount affected by the transfer is unable to purchase or redeem shares of its corresponding Fund Portfolio because of actions taken or limitations imposed by the Fund.

The Funds with Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage frequent transfers among Subaccounts. Owners and other persons with interests under the Contracts should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Funds.

Owners and other persons with interests under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from other insurance companies or from intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit a Fund's ability to apply its respective frequent trading policies and procedures. We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of Portfolio shares as a result of a Fund's own policies and procedures on frequent purchase and redemption of Fund shares (even if an entire omnibus order is rejected because or frequent transfer activity of a single Owner). You should read the Fund prospectuses for more details.

DOLLAR COST AVERAGING PLAN

The Dollar Cost Averaging Plan is an optional feature available with the Contract. If you elect this plan, it enables you to automatically transfer amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts. The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time. We do not guarantee that the Dollar Cost Averaging Plan will result in a gain or prevent a loss.

Transfers under this plan occur on a monthly basis for a period you choose, ranging from 3 to 36 months. To participate in this plan you must transfer at least $250 from the Federated Prime Money Fund II Subaccount each month. You may allocate the required amounts to the Federated Prime Money Fund II Subaccount through initial and subsequent premium payments or by transferring amounts into the Federated Prime Money Fund II Subaccount from the other Subaccounts. Restrictions apply to transfers from the Fixed Account.

You may elect this plan at the time of application by completing the authorization. You may also elect it at any time after the Contract is issued by completing the election form. Dollar cost averaging transfers will start on the next monthly anniversary day following the date we receive your request or on the date you request. We do not impose a charge for participating in this plan.

Once elected, we will process transfers from the Federated Prime Money Fund II Subaccount monthly until:

o   we have completed the number of designated transfers;

o the value of the Federated Prime Money Fund II Subaccount is completely depleted; or

o   you send us Written Notice instructing us to cancel the monthly transfers.

There is no transfer charge for participation in the Dollar Cost Averaging Plan and transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year. We have the right to cancel this feature at any time with notice to you.

PORTFOLIO REBALANCING PLAN

The Portfolio Rebalancing Plan is an optional feature available with the Contract. Under this plan, we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value. We will do this on a quarterly basis at three-month intervals from the monthly anniversary day on which the Portfolio Rebalancing Plan begins. The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix. The plan automatically adjusts your portfolio mix to be consistent with your current premium allocation instructions. If you make a change to your premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new premium allocation. We do not impose a charge for participating in this plan.

The redistribution will not count as a transfer permitted under the Contract each Contract Year. If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the monthly anniversary day the Dollar Cost Averaging Plan ends. If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution.

You may elect this plan at the time of application by completing the authorization. You may also elect it at any time after the Contract is issued by completing the election form. Portfolio rebalancing will terminate when:

o   you request any transfer unless you authorize a new allocation; or

o   the day we receive Written Notice instructing us to cancel the plan.

PARTIAL AND FULL CASH SURRENDERS

    PARTIAL SURRENDERS. You may surrender part of the Cash Surrender Value at any time before your death, the Annuitant's death and the Maturity Date. You may submit a Written Notice to the Home Office or provide notice by telephone if you have provided proper authorization to us. (See "Telephone, Facsimile and Electronic Mail Authorizations and Internet Authorizations," page 28) The minimum partial surrender requested (other than by telephone) must be at least $100. If you provide notice by telephone, the minimum partial surrender requested must be at least $100 and may not exceed the maximum amount we permit to be withdrawn by telephone. We will surrender the amount requested from the Contract Value on the date we receive your Written Notice or notice by telephone for the surrender. We will deduct any applicable surrender charge from the amount surrendered or from the remaining Contract Value, according to your instructions. If you instruct us to deduct the surrender charge from the remaining Contract Value and the remaining Contract Value is insufficient to fully cover the surrender charge, we will deduct the unpaid portion of the surrender charge from the amount paid to you. We will make the surrender from each Subaccount and the Fixed Account based on your instructions. If the amount requested exceeds the Subaccount and/or Fixed Account Value, we will process the surrender for the amount available and then contact you for further instructions.

Subject to certain restrictions, we will not apply a surrender charge on the first partial surrender of up to 10% of the Contract Value per Contract Year. (See "Surrender Charge," page 30)

    SYSTEMATIC PARTIAL SURRENDER PLAN. The Systematic Partial Surrender Plan enables you to authorize an automatic regular payment of a partial surrender amount. If you wish to participate in the plan, you should instruct us to surrender a particular dollar amount from the Contract on a monthly, quarterly, semi-annual or annual basis. The minimum payment under this plan is $100. We will make the surrender from each Subaccount and the Fixed Account based on your instructions. If the amount requested exceeds the Subaccount and/or Fixed Account Value, we will process the surrender for the amount available and then contact you for further instructions.

Subject to certain restrictions, we will not apply a surrender charge on the first amounts paid out under the Systematic Partial Surrender Plan of up to 10% of the Contract Value each Contract Year. (See "Surrender Charge," page 30)

You may discontinue participation in the Systematic Partial Surrender Plan at any time by sending us Written Notice.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES MAY APPLY TO PARTIAL AND SYSTEMATIC PARTIAL SURRENDERS. YOU SHOULD CONSULT YOUR TAX ADVISER BEFORE REQUESTING A PARTIAL OR SYSTEMATIC PARTIAL SURRENDER. (See "FEDERAL TAX STATUS," page 34)

    FULL SURRENDER. You may request a surrender of the Contract for its Cash Surrender Value at any time before the Annuitant's death and before the Maturity Date. The Cash Surrender Value will equal the Contract Value less:

o   any applicable surrender charge;

o   any loan balance;

o   any premium taxes payable; and

o   any withholding taxes.

We will determine the Cash Surrender Value on the date we receive Written Notice of surrender and the Contract.

Subject to certain restrictions, we will not apply a surrender charge on up to 10% of the Contract Value when you surrender the Contract. (See "Surrender Charge," page 30)

CERTAIN FEDERAL INCOME TAX CONSEQUENCES MAY APPLY TO A SURRENDER OF THE CONTRACT. YOU SHOULD CONSULT YOUR TAX ADVISER BEFORE REQUESTING A SURRENDER. (See "FEDERAL TAX STATUS," page 34)

    RESTRICTIONS ON DISTRIBUTIONS FROM CERTAIN CONTRACTS. Certain restrictions apply to surrenders and partial surrenders from Contracts used as funding vehicles for Internal Revenue Code Section 403(b) retirement plans. Section 403(b)(11) of the Internal Revenue Code of 1986, as amended, restricts the distribution under Section 403(b) annuity contracts of:

o   elective contributions made in years beginning after December 31, 1988;

o   earnings on those contributions; and

o earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distributions of those amounts may only occur upon:

o   the death of the employee;

o   attainment of age 591/2;

o   severance from employment;

o   disability; or

o   financial hardship.

In addition, income attributable to elective contributions may not be distributed in the case of hardship.

CONTRACT TERMINATION

We may terminate the Contract and pay you the Cash Surrender Value if all of these events simultaneously exist prior to the Maturity Date:

o   you have not paid premiums for at least two years;

o   the Contract Value is less than $2,000; and

o total premiums paid under the Contract, less any partial surrenders, is less than $2,000.

We will mail a termination notice to you and to the holder of any assignment of record at least six months before we terminate the Contract. We have the right to automatically terminate the Contract on the date specified in the notice, unless we receive an additional premium payment before the termination date specified or the Contract Value has increased to the amount required. This additional premium payment must be for at least the required minimum amount.

CONTRACT LOANS

If your Contract is a 403(b) (TSA) Qualified Contract, you have the option of taking a Contract loan at any time after the first Contract Year. You may obtain a loan by submitting Written Notice. The only security we require is an assignment of the Contract to us. We allow only one loan per Contract Year.

We will show the current loan amount and any withdrawals for unpaid interest on your annual report.

    AMOUNT OF LOAN AVAILABLE. You may borrow up to the lesser of:

(1) $50,000, reduced by the excess (if any) of the highest outstanding loan balance during the one-year period ending on the day before the loan is made over the outstanding loan balance on the day loan is made;

(2) the greater of 50% of the Cash Surrender Value of the Contract or $10,000;
    or

(3) the Cash Surrender Value less any outstanding loans, determined as of the date of the loan.

At any time you make a new loan, the sum of all prior loans, loan interest outstanding, and the current loan applied for, may not exceed the applicable limit described above. Each loan must be at least $2,500.

    LOAN ACCOUNT. When you make a loan, we will withdraw an amount equal to the loan from the Fixed Account and Variable Account and transfer this amount to the loan account. The loan account is part of the Fixed Account. If you do not specify allocation instructions in your loan application, we will withdraw the loan pro rata from all Subaccounts having values and from the Fixed Account. Amounts transferred to the loan account do not participate in the investment experience of the Fixed Account and the Subaccounts from which they were withdrawn.

     INTEREST CREDITED ON LOANED AMOUNT. We will pay interest on amounts in the loan account at the minimum guaranteed effective annual interest rate of 3.0% per year. We may apply different interest rates to the loan account than the Fixed Account. Any interest we credit on loaned amounts will remain in the Fixed Account.

    LOAN INTEREST CHARGED. On each Contract anniversary, we will charge accrued interest on a Contract loan at the maximum rate of 8% per year. We may establish a lower rate for any period during which the Contract loan is outstanding. Interest is payable at the end of each Contract Year and on the date the loan is repaid.

If we do not receive the loan interest payment by the contract anniversary, we will transfer the accrued loan interest from the Fixed Account and Subaccounts to the loan account on a pro rata basis.

    REPAYMENT OF LOAN. You must specifically identify any loan repayment as such in order to ensure that it will be applied correctly. Each loan repayment will result in a transfer of an amount equal to the loan repayment from the loan account to the Fixed Account and/or Subaccounts. We will use your current premium allocation schedule to allocate the loan repayment, unless you provide specific instructions to allocate the loan repayment differently. Each loan repayment must be at least $25.

You must repay principal and interest in substantially equal monthly payments over a five-year period. You are allowed a 31-day grace period from the installment due date. If a monthly installment is not received within the 31-day grace period, under federal tax law you will be treated as having a deemed distribution of the entire amount of the outstanding principal, interest due, and any applicable charges under this Contract, including any surrender charge. This deemed distribution may be subject to income and penalty tax under the Code.

    LOAN BALANCE. Loan balance means all unpaid Contract loans and loan interest. We will deduct any outstanding loan balance from the Contract proceeds. We will terminate your Contract if your total loan balance exceeds the Cash Surrender Value of the Contract. We will mail notice to you at least 31 days before such termination.

Allowing a Contract to terminate under these circumstances could have adverse tax consequences and may adversely affect the treatment of the Contract under Internal Revenue Code section 403(b).

    ERISA PLANS. If your 403(b) (TSA) Qualified Contract is part of a plan subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), you should consult a qualified legal adviser about compliance with ERISA requirements prior to requesting a Contract loan. Any loan under this Contract may also be subject to the rules of the plan it is part of. You are responsible for determining whether your plan is subject to, and complies with, ERISA and the Department of Labor regulations governing plan loans.

DEATH BENEFIT BEFORE MATURITY DATE

A death benefit will be paid at the death of either the Annuitant or the Owner of the Contract. We will determine the amount of and pay the death benefit proceeds on an individual Contract upon receipt at our Home Office of satisfactory proof of the Owner's or the Annuitant's death before the Maturity Date, plus written direction (from each eligible recipient of death benefit proceeds) regarding how to pay the death benefit payment, and any other documents, forms and information we need. Once a death benefit has been paid, the contract is terminated. If you are also the Annuitant, the death benefit proceeds payable will be those payable on the death of the Annuitant. However, if the contract is issued with an Owner and an Annuitant who is not the same individual, the benefit will be paid at the first death. If the Owner predeceases the Annuitant, the Cash Surrender Value of the contract will be paid to the Beneficiary. If the Annuitant predeceases the Owner, the Guaranteed Minimum Death Benefit, as described below, will be paid to the Beneficiary.

    CALCULATION OF THE GUARANTEED MINIMUM DEATH BENEFIT. The contract provides a Base Guaranteed Minimum Death Benefit Option and also offers two enhanced Guaranteed Minimum Death Benefit options that can be selected at issue for an additional charge.

The two options are:

o   The Annual Ratchet Guaranteed Minimum Death Benefit Option; and

o   The Enhanced Combination Guaranteed Minimum Death Benefit Option.

The issue requirements and the Monthly Guaranteed Minimum Death Benefit Charge will vary for each Guaranteed Minimum Death Benefit Option as described below.

    Base Guaranteed Minimum Death Benefit Option
    --------------------------------------------
    Under this option we guarantee that the death benefit will be the greater of:

o premiums paid, proportionately adjusted for partial surrenders, less any loan balance; or

o the Contract Value less any loan balance on the date we receive proof of the Annuitant's death.

There is no additional charge for the Base Guaranteed Minimum Death Benefit Option. This option is available at issue and at any time after.

    Annual Ratchet Guaranteed Minimum Death Benefit Option
    ------------------------------------------------------
    Under this option we guarantee that the death benefit for ages 80 and below will be the greater of:

o the death benefit calculated under the Base Guaranteed Minimum Death Benefit Option; or

o the highest Contract Value as of a Contract Anniversary during any point the Contract has been in effect on or before the Annuitant's death. Any partial surrenders and/or loan balance will be deducted from such Contract Value.

We guarantee that the death benefit for ages above 80 equal the greater of:

o   the Contract Value at the time of death; or

o the death benefit calculated as described above for ages 80 and below plus any additional premiums paid.

 If you elect the Annual Ratchet Guaranteed Minimum Death Benefit Option, the Monthly Guaranteed Minimum Death Benefit Charge will equal 0.01665% of Variable Account Value, which equals 0.20% of Variable Account Value on an annualized basis. This charge is deducted from the Variable Account Value every Monthly Anniversary Day. (See "Monthly Guaranteed Minimum Death Benefit Expense Charge," page 32) This option is only available at issue of the Contract and is only available to Annuitants with Issue Ages of 75 or below.

    Enhanced Combination Guaranteed Minimum Death Benefit Option
    ------------------------------------------------------------

    Under this option we guarantee that the death benefit for ages 80 and below will be the greater of:

o the death benefit calculated under the Base Guaranteed Minimum Death Benefit Option; or

o premiums paid, accumulated annually at 5% interest until the date of the Annuitant's death, proportionately adjusted for partial surrenders and deducting any loan balance. We place a maximum on the amount accumulated at 5% interest of two times the total premiums paid, less surrenders and any loan balance; or

o the highest Contract Value as of a Contract Anniversary during any point the Contract has been in effect on or before the Annuitant's death. Any loan balance will be deducted from and premiums paid since the last Contract Anniversary will be added to such Contract Value and the Contract Value will also be proportionately adjusted for partial surrenders.

We guarantee that the death benefit for ages above 80 equal the greater of:

o   the Contract Value at the time of death; or

o the value of the Guaranteed Minimum Death Benefit on the Contract Anniversary following the Annuitant's 80th birthday, calculated as described above, adjusted proportionately for partial surrenders, less any loan balance and plus any premiums paid since the Contract Anniversary following the Annuitant's 80 birthday.

If you elect the Enhanced Combination Guaranteed Minimum Death Benefit Option, the Monthly Guaranteed Minimum Death Benefit will equal 0.02912% of the Variable Account Value, which equals 0.35% of Variable Account on an annualized basis. This charge is deducted from the Variable Account Value every Monthly Anniversary Day. (See "Monthly Guaranteed Minimum Death Benefit Expense Charge", page 32) This option is only available at issue of the Contract and is only available to Annuitants with Issue Ages of 70 or below.

    Adjustment to Guaranteed Minimum Death Benefit Calculation for Partial Surrenders
    ----------------------------------------------------------------------

    We will reduce the Guaranteed Minimum Death Benefit calculation by an amount equal to the percentage of the partial surrender as compared to the Contract Value as of the date of the withdrawal.

    Changes in Guaranteed Minimum Death Benefit Options
    ---------------------------------------------------

    If you have elected the Annual Ratchet or Enhanced Combination Guaranteed Minimum Death Benefit Options, you may change the option at any time to the Base Guaranteed Minimum Death Benefit Option. The effective date of change will be the Monthly Anniversary Day on or following the date we receive Written Notice of the change.

    DEATH OF ANNUITANT. If the Annuitant dies before the Maturity Date while the Owner is alive, we will pay the death benefit under the Contract to the Beneficiary.

On the Contract Date, the death benefit is equal to the initial premium payment. Thereafter, any subsequent premium payment increases the Guaranteed Minimum Death Benefit by the amount of the payment. Any partial surrender will decrease the Guaranteed Minimum Death Benefit by the same percentage the surrender decreases the Contract Value.

We will pay the proceeds to the Beneficiary in a lump sum unless you or the Beneficiary elect a payment option. If the Annuitant is an Owner, we are required to distribute the proceeds in accordance with the rules described below in "Death of Owner" for the death of an Owner before the Maturity Date.

No death benefit is payable if the Annuitant dies on or after the Maturity Date.

    DEATH OF OWNER. If an Owner dies before the Maturity Date while the Annuitant is alive, federal tax law requires (for a Non-Qualified Contract) that we distribute the Cash Surrender Value (or if an Owner is the Annuitant, the proceeds payable upon the Annuitant's death) to the Beneficiary within five years after the date of the Owner's death. If an Owner dies on or after the Maturity Date, we must distribute any remaining payments at least as rapidly as under the payment option in effect on the date of such Owner's death.

These distribution requirements will be considered satisfied as to any portion payable to the benefit of the Beneficiary if:

o the proceeds are distributed over the life of that Beneficiary (or a period not exceeding the Beneficiary's life expectancy);

o   the distributions begin within one year of the Owner's death; and

o the Beneficiary is a natural person, not a legal entity such as a corporation or trust.

If the deceased Owner's spouse is the designated Beneficiary, the Contract may be continued with such surviving spouse as the new Owner. In this situation, if the Beneficiary wants to leave the Contract in force and the death benefit due to the Beneficiary is greater than the Contract Value, we will increase the Contract Value to equal the death benefit. We will base this increase on the Contract Value on the date we are notified of the death of the Owner. If the Contract has joint Owners, the surviving joint Owner will be the Beneficiary, unless otherwise specified in the application. Joint Owners must be husband and wife as of the Contract Date.

If an Owner is not an individual, the Annuitant, as determined in accordance with Section 72(s) of the Internal Revenue Code, will be treated as an Owner for purposes of these distribution requirements. Any change in or death of the Annuitant will be treated as the death of an Owner.

Other rules may apply to a Qualified Contract.

PROCEEDS ON MATURITY DATE

The Maturity Date is the latest date when proceeds under the Contract are payable. The proceeds available on the Maturity Date vary depending upon how you elect to receive the proceeds:

o we will apply the Contract Value (less any loan balance and any applicable premium taxes) if you elect to receive the proceeds under a Life Payment Option; and

o we will apply the Cash Surrender Value (less any applicable premium taxes) if you elect to receive the proceeds as a lump sum payment or as a Non-Life Payment Option.

You select the Maturity Date, subject to the following restrictions. The latest Maturity Date is the later of:

o   the Contract anniversary following the Annuitant's 85th birthday; or

o   the tenth Contract anniversary.

For Qualified Contracts, distributions may be required to begin at age 70 1/2. Certain states limit the maximum Maturity Date.

You may change the Maturity Date subject to these limitations:

o we must receive your Written Notice at least 30 days before the current Maturity Date;

o you must request a Maturity Date that is at least 30 days after receipt of the Written Notice;

o the requested Maturity Date must be not later than any earlier Maturity Date required by law; and

o   you submit your contract if we require it.

On the Maturity Date, we will apply the proceeds under the Life Annuity with Ten Year Certain Payment Option, unless you have chosen to receive the proceeds under another payment option or in a lump sum. (See "PAYMENT OPTIONS," page 33.)

PAYMENTS

We will usually pay any partial surrender, full surrender, or death benefit within seven days of receipt of a Written Notice.

We must also receive due proof of death to pay a death benefit. We may postpone payments if:

o the New York Stock Exchange is closed, other than customary weekend and holiday closings or trading on the exchange is restricted as determined by the SEC; or

o the SEC permits by an order the postponement for the protection of Contract Owners; or

o the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account's net assets not reasonably practical.

If you have made a recent premium or loan payment by check or draft, we may defer payment until such check or draft has been honored. We also reserve the right to defer payment of transfers, partial and full cash surrenders, loans or death benefit proceeds from the Fixed Account for up to six months.

If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans, annuity payments, or Death Proceeds until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your account to government regulators.

    LEGACY ACCOUNT. As described below, Kansas City Life will pay Death Benefit proceeds through Kansas City Life's Legacy Account. Kansas City Life places proceeds to be paid through the Legacy Account in their general account. The Legacy Account pays interest and provides check-writing privileges under which we reimburse the bank that pays the check out of the proceeds held in our general account. Kansas City Life will forward a checkbook to the Owner or Beneficiary within 7 calendar days of a scheduled payout. A Contract Owner or beneficiary (whichever applicable) has immediate and full access to proceeds by writing a check on the account. Kansas City Life pays interest on Death Benefit Proceeds from the date of death to the date the Legacy Account is closed. The Legacy Account is not a bank account and is not insured, nor guaranteed, by the FDIC or any other government agency.

We will pay Death Benefit proceeds through the Legacy Account when:

o   the proceeds are paid to an individual; and

o   the amount of proceeds is $5,000 or more.

Any other use of the Legacy Account requires our approval.

MODIFICATIONS

We may modify the Contract, subject to providing notice to you. We may only make modification if it is necessary to:

o make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which we are subject;

o assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity contracts (except that your consent may be required by some states);

o   reflect a change in the operation of the Variable Account; or

o   provide additional Variable Account and/or fixed accumulation options.

We also have the right to modify the Contract as necessary to attempt to prevent the Contract Owner from being considered the owner of the assets of the Variable Account.

In the event of any such modification, we will issue an endorsement to the Contract (if required), which will reflect the changes.

REPORTS TO CONTRACT OWNER

We will mail you a report containing key information about the Contract at least annually. The report will include the Contract Value and Cash Surrender Value of your Contract and any further information required by any applicable law or regulation. We will show the information in the report as of a date no more than two months prior to the date of mailing. We will send you a report at any other time during the year that you request for a reasonable charge.

TELEPHONE, FACSIMILE AND ELECTRONIC MAIL AUTHORIZATIONS AND INTERNET AUTHORIZATIONS

You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:

o   transfer of Contract Value;

o   change in Premium allocation;

o   change in dollar cost averaging;

o   change in portfolio rebalancing; or

o   Contract loan.

In addition, you may make a partial surrender request by telephone if you provided proper authorization to us. We may suspend these privileges at any time if we decide that such suspension is in the best interests of Contract Owners.

We accept written requests transmitted by facsimile, but reserve the right to require you to send us the original written request.

Electronic mail requests that are received at customerservice@kclife.com before 3:00 CST on a Valuation Day will be processed on that Valuation Day. If we receive a request after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange. If an incomplete request is received, we will notify you as soon as possible by return e-mail. Your request will be honored as of the Valuation Day when all required information is received.

Requests can also be made by accessing your account on the Internet at www.kclife.com. Requests and changes received before 3:00 p.m. CST on a Valuation Day will be processed on that Valuation Day. If we receive a request after the New York Stock Exchange closes, we will process the order using the Subaccount accumulation unit value determined at the close of the next regular business session of the New York Stock Exchange. Changes will be processed on the applicable Valuation Day. If any of the fields are left incomplete, the request will not be processed and you will receive an error message. Your request will be honored as of the Valuation Day when all required information is received. You will receive a confirmation in the mail of the changes made within 5 days of your request.

We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine. If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.

The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone. The procedures we will follow for facsimile and email communications include, verification of contract number, social security number and date of birth.

Telephone, facsimile, electronic mail systems and the website may not always be available. Any telephone, facsimile, electronic mail system or Internet connection, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.

THE FIXED ACCOUNT

You may allocate some or all of the premiums and transfer some or all of the Variable Account Value to the Fixed Account. You may also make transfers from the Fixed Account, but restrictions may apply. (See "Transfers from Fixed Account," page 29) The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year. We guarantee that this rate will be at least 3%. We guarantee the amount of premiums paid plus guaranteed interest and less applicable deductions.

Our general account supports our insurance and annuity obligations. Since the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount. All assets in the general account are subject to our general liabilities from business operations.

The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses may still apply.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

We guarantee to credit the Fixed Account Value with a minimum 3% effective annual interest rate. We intend to credit the Fixed Account Value with current rates in excess of 3% minimum, but are not obligated to do so. Current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. We will determine current rates at our discretion. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.

For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out ("LIFO") method. We may change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 3%. We may also shorten the period for which the interest rate applies to less than a year (except for the year in which such amount is received or transferred).

CALCULATION OF FIXED ACCOUNT VALUE

Fixed Account Value is equal to:

o   amounts allocated or transferred to the Fixed Account; plus

o   interest credited; less

o   amounts deducted, transferred, or surrendered.

TRANSFERS FROM FIXED ACCOUNT

We allow one transfer each Contract Year from the Fixed Account. During the first seven policy years, the amount transferred from the Fixed Account may not exceed 25% of the unloaned Fixed Account Value on the date of transfer (unless the balance after the transfer is less than $250, in which case we will transfer the entire amount). Beginning in the 8th Contract Year, there is no limitation on the amount transferred from the Fixed Account.

DELAY OF PAYMENT

We have the right to defer payment of any surrender, partial surrender, or transfer from the Fixed Account for up to six months from the date we receive Written Notice for a partial surrender, full surrender, or transfer. If we do not make the payment within 30 days after we receive the documentation required to complete the transaction, we will add 3% interest to the amount paid from the date we receive documentation. Some states may require that we pay interest on periods of delay less than 30 days and some states may require us to pay an interest rate higher than 3% when we delay payment proceeds.

CHARGES AND DEDUCTIONS

SURRENDER CHARGE

    GENERAL. We do not deduct a charge for sales expense from premiums at the time you pay them. However, we may deduct a surrender charge when a Premium is withdrawn upon a surrender or partial surrender or if you elect a Non- Life Payment Option during the first eight years following the payment of that Premium. The purpose of the surrender charge is to reimburse us for some of the expenses we incur in distributing the Contracts. If the surrender charges are not enough to cover sales expenses, we will bear the loss. If the amount of such charges proves more than enough, we will keep the excess. We do not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts. We will make up any shortfall from our general assets, which may include amounts we derive from the mortality and expense risk charge.

    CHARGE FOR PARTIAL SURRENDER OR SURRENDER. If you take a partial or full surrender of the Contract or elect a Non- Life Payment Option, the applicable surrender charge applicable to each Premium withdrawn or annuitized will be as follows:

                                    During Premium Year*
Year            1       2       3        4       5       6        7      8        9 and after
Percentage      8%      8%      7%       6%      5%      4%       3%     2%       0%

*Premium year refers to the 12-month period following the date we credit a particular premium to your Contract. After eight years following the date we credit a particular premium, there will be no surrender charge applicable to that premium payment.

The total surrender charge applicable will be the sum of the surrender charges applicable to each premium. To determine the surrender charge we first assume that your surrender or Non-Life Payment Option election is from amounts (other than earnings) that can be withdrawn without a surrender charge, then from other amounts (other than earnings) and then from earnings, each on a "first-in-first-out" (oldest money first) basis. Once we have calculated the total surrender charge amount we actually withdraw it from the Fixed Account and Subaccount in the same proportion that the withdrawal is being made. In calculating the surrender charge, we do not include earnings, although the actual withdrawal to pay the surrender charge may come from earnings.

If you surrender the Contract, we will deduct the surrender charge from the Contract Value in determining the Cash Surrender Value. For a partial surrender, we will deduct the surrender charge from the amount surrendered or from the Contract Value remaining after the amount requested is surrendered, according to your instructions.

    AMOUNTS NOT SUBJECT TO SURRENDER CHARGE. Your first partial surrender during a Contract Year will not be subject to a surrender charge to the extent that the amount you surrender under the plan is not in excess of 10% of the Contract Value. We limit this 10% free partial surrender to the first partial surrender per Contract Year, even if the amount you surrender is less than 10% of the Contract Value. We will assess the applicable surrender charge on any amounts surrendered in excess of 10% and any additional surrenders which occur after the first partial surrender in a Contract Year. The 10% free partial surrender is not cumulative from year to year.

If you make a full surrender of the Contract the surrender charge does not apply to 10% of the Contract Value provided you have not already received credit for the 10% free partial surrender during that Contract Year. If you have not already received the free 10% partial surrender in that Contract Year, then only 90% of the premium is subject to a surrender charge upon a full surrender.

If you have elected to participate in the Systematic Partial Surrender Plan (See "Systematic Partial Surrender Plan," page 24), your 10% free partial withdrawal may apply to payments under this plan as long as you have not already received your free partial withdrawal for that Contract Year. You are limited to one election of the Systematic Partial Surrender Plan per Contract Year without being subject to the surrender charge. (This limitation applies even if the amount surrendered during that Contract Year is less than 10% of the Contract Value.) In the Contract Year in which you elect to participate in the plan, we will calculate the 10% limitation based on the Contract Value at the time of election. In each subsequent Contract Year in which you continue to participate in the Plan, we will calculate the 10% limitation based on the Contract Value as of the beginning of that year. We will notify you if the total amount to be surrendered in a subsequent Contract Year will exceed 10% of the Contract Value as of the beginning of such Contract Year. Unless you instruct us to reduce the surrender amount for that year so that it does not exceed the 10% limit, we will continue to process surrenders for the designated amount. Once the amount of the surrender exceeds the 10% limit, we will deduct the applicable surrender charge from the remaining Contract Value. Eight years after the final premium payment, when the surrender charge reaches zero, we will no longer apply a surrender charge, unless additional premium payments are received.

If you elect a Life Payment Option, we will not apply a surrender charge.

     NURSING HOME WAIVER. If you meet the requirements described below for the Nursing Home Waiver, we will pay out the full Contract Value without applying any surrender charges. In order to be eligible for this waiver:

o we must receive satisfactory proof that you are admitted to a licensed nursing home;

o the Contract Value must be paid out in equal amounts over at least a three-year period; and

o you must be confined for at least 90 days before we will waive the surrender charges.

This waiver may not be available in all states.

TRANSFER PROCESSING FEE

The first six transfers during each Contract Year are free. We will assess a transfer-processing fee of $25 for each additional transfer during such Contract Year. For the purpose of assessing the fee, we will consider each written or telephone request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer. We will deduct the transfer-processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

ADMINISTRATIVE CHARGES

    ANNUAL ADMINISTRATION FEE. At the beginning of each Contract Year we will deduct an annual administration fee of $30 (or less if required by applicable state law) from the Contract Value. The purpose of this fee is to reimburse us for administrative expenses relating to the Contract. We will waive this fee for Contracts with Contract Values of $50,000 or more at the beginning of the applicable Contract Year. We will deduct the charge from each Subaccount and the Fixed Account based on the proportion that the value in each account bears to the total Contract Value. This fee does not apply after the Maturity Date.

    ASSET-BASED ADMINISTRATION CHARGE. We will deduct a daily asset-based administration charge from the assets of the Variable Account equal to an annual rate of 0.15%. The purpose of this charge is to reimburse us for costs associated with administration of the Contract amounts allocated to the Variable Account. This charge does not apply after the Maturity Date.

MORTALITY AND EXPENSE RISK CHARGE

We will deduct a daily mortality and expense risk charge from the assets of the Variable Account. This charge will be equal to an annual rate of 1.25%. This translates to a daily rate of 0.0034247%. The purpose of this charge is to compensate us for assuming mortality and expense risks. This charge does not apply after the Maturity Date.

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when we established the guarantees in the Contract. Because of these guarantees, we provide each payee with the assurance that longevity will not have an adverse effect on the annuity payments received. The mortality risk we assume also includes a guarantee to pay a death benefit if the Annuitant dies before the Maturity Date. The expense risk we assume is the risk that the annual administration fee, asset-based administration charge, and transfer processing fee may be insufficient to cover actual future expenses.

If the mortality and expense risk charge is not enough to cover the actual cost of the mortality and expense risks we undertake, we will bear the loss. If the amount of such charges proves more than enough, we will keep the excess and this amount will be available for any proper corporate purpose including financing of distribution expenses.

MONTHLY GUARANTEED MINIMUM DEATH BENEFIT EXPENSE CHARGE

If a Guaranteed Minimum Death Benefit option other than the base provision is selected, there is an additional charge. The amount of this charge varies depending on the Guaranteed Minimum Death Benefit option you have elected, as follows:

o   Base Guaranteed Minimum Death Benefit Option: no additional charge.

o Annual Ratchet Guaranteed Minimum Death Benefit Option: A Monthly charge of 0.01665% of the Variable Account Value is deducted from the Variable Account Value on the Monthly Anniversary Date. This charge equals .20% of the Variable Account Value on an annualized basis.

o Enhanced Combination Guaranteed Minimum Death Benefit Option: A monthly charge of 0.02912% of Variable Account Value is deducted from the Variable Account Value on the Monthly Anniversary Date. This charge equals 0.35% of Variable Account Value on an annualized basis.

It is possible that the Internal Revenue Service may take a position that death benefit option charges are deemed to be taxable distributions to you. Although we do not believe that a death benefit option charge under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting such a death benefit option under the Contract.

PREMIUM TAXES

Various states and other governmental entities levy a premium tax, currently ranging up to 3.5%, on annuity contracts issued by insurance companies. Premium tax rates may change from time to time by legislative and other governmental action. In addition, other governmental units within a state may levy such taxes.

If premium taxes are applicable, we will deduct them upon surrender or when we apply the Contract proceeds to a payment option or a lump sum payment.

REDUCED CHARGES FOR ELIGIBLE GROUPS

We may reduce the surrender charges and/or administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:

o   nature of the association and its organizational framework;

o   method by which sales will be made to the members of the class;

o facility with which premiums will be collected from the associated individuals;

o   association's capabilities with respect to administrative tasks;

o   anticipated persistency of the Contract;

o   size of the class of associated individuals;

o   number of years the association has been in existence; and

o any other such circumstances which justify a reduction in sales or administrative expenses.

Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.

OTHER TAXES

We do not currently assess a charge against the Variable Account for federal income taxes. We may make such a charge in the future if income or gains within the Variable Account result in any federal income tax liability to us. We may also deduct charges for other taxes attributable to the Variable Account.

INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE FUNDS

The funds deduct investment advisory fees and other expenses. The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Subaccount invests. This means that these charges are deducted before we calculate Subaccount Values. These charges are not directly deducted from your Contract Value. See the prospectuses for the Funds for more information about the investment advisory fees and other expenses.

PAYMENT OPTIONS

The Contract offers a variety of ways, in addition to a lump sum, for you to receive proceeds payable under the Contract. Payment options are available for use with various types of proceeds, such as surrender, death or maturity. We summarize these payment options below. All of these options are forms of fixed-benefit annuities which do not vary with the investment performance of a separate account.

The Contract ends on the Maturity Date and we will pay the proceeds to the payee under the payment option selected. The amount we apply to the payment option will vary depending upon which payment option you select. If you elect a Life Payment Option (Options 4 and 5 described below), we will apply the full Contract Value to that option. If you elect a Non-Life Payment Option (Options 1, 2, and 3 described below) or you have elected to receive a lump sum payment, we will apply the Cash Surrender Value. If you have not filed an election of a payment option with us on the Maturity Date, we will pay the Contract proceeds as a life annuity with payments guaranteed for ten years.

You may also apply Contract proceeds under a payment option prior to the Maturity Date. If you elect a Life Payment Option, we will apply the full Contract Value. If you elect a Non-Life Payment Option or a lump sum payment, we will apply the Cash Surrender Value.

The Beneficiary may also apply a death benefit (upon the Annuitant's death) under a payment option.

Naming different persons as owner and annuitant can affect whether the death benefit is payable, the amount of the benefit, and who will receive it. Use care when naming owners, annuitants and beneficiaries, and consult your agent if you have questions.

We will deduct any premium tax applicable from proceeds at the time payments start. In order for us to pay proceeds under a payment option or a lump sum, the Contract must be surrendered.

We describe the payment options available below. The term "payee" means a person who is entitled to receive payment under that option.

If we have options or rates available on a more favorable basis than those guaranteed at the time a payment option is elected, the more favorable benefits will apply.

ELECTION OF OPTIONS

You may elect, revoke or change an option at any time before the Maturity Date while the Annuitant is living. If the payee is not the Owner, we must provide our consent for the election of a payment option. If an election is not in effect at the Annuitant's death or if payment is to be made in one sum under an existing election, the Beneficiary may elect one of the options after the Annuitant's death.

An election of a payment option and any revocation or change must be made by Written Notice. Proceeds of at least $2,000 are required for all payment options. You may not elect an option if any periodic payment under the election would be less than $50. We may make payments less frequently so that each payment is at least $50. Subject to this condition, we will make payments annually or monthly at the end of such period.

DESCRIPTION OF OPTIONS

    OPTION 1: INTEREST PAYMENTS. We will make guaranteed interest payments to the payee annually or monthly as elected. We will pay interest on the proceeds at the guaranteed rate of 3.0% per year. We may pay additional interest annually. The proceeds and any unpaid interest may be withdrawn in full at any time.

    OPTION 2: INSTALLMENTS OF A SPECIFIED AMOUNT. We will make annual or monthly payments until the proceeds plus interest are fully paid. We will pay interest on the proceeds at the guaranteed rate of 3.0% per year. We may pay additional interest. The present value of any unpaid installments may be withdrawn at any time.

    OPTION 3: INSTALLMENTS FOR A SPECIFIED PERIOD. We will pay the proceeds in equal annual or monthly payments for a specified number of years. We will pay interest on the proceeds at the guaranteed rate of 3.0% per year. We may also pay additional interest. The present value of any unpaid installments may be withdrawn at any time.

    OPTION 4: LIFE INCOME. We will pay an income during the payee's lifetime. A minimum guaranteed payment period may be chosen. Another form of minimum guaranteed payment period is the installment refund option under which we will make payments until the total income payments received equal the proceeds applied.

    OPTION 5: JOINT AND SURVIVOR INCOME. We will pay an income during the lifetime of two persons and will continue to pay an income as long as either person is living. A minimum guaranteed payment period of ten years may be chosen.

    CHOICE OF OPTIONS: You may choose an option by Written Notice during the Annuitant's lifetime. If an option for payment of proceeds is not in effect at the Annuitant's death, the beneficiary may make a choice.

Options 1 to 3 may not satisfy the minimum required distribution requirements for a Qualified Contract. Consult a tax adviser. If you elect options 2 or 3 and withdraw the unpaid installments, our obligations under the payment option will end.

YIELDS AND TOTAL RETURNS

YIELDS

From time to time, we may advertise or include in sales literature yields, effective yields and total returns for the Subaccounts. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. Each Subaccount may, from time to time, advertise or include in sales literature performance relative to certain performance rankings and indices compiled by independent organizations. More detailed information as to the calculation of performance information, as well as comparisons with unmanaged market indices, appears in the Statement of Additional Information.

Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Portfolio of the Funds. The Funds' performance reflects the Funds' expenses. (See the prospectuses for the Funds.)

The yield of the Federated Prime Money Fund II Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Subaccount (except the Federated Prime Money Fund II Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

TOTAL RETURNS

    STANDARD SUBACCOUNT AVERAGE ANNUAL TOTAL RETURN. The average annual total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time, each beginning with a period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $10,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which standard subaccount average annual total return quotations are provided. Standard subaccount average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated the Contract at the end of each period indicated, but excluding any deductions for premium taxes).

    ADJUSTED HISTORIC PORTFOLIO AVERAGE ANNUAL TOTAL RETURNS. In addition to the standard version described above, other total return performance information computed on two different bases may be used in advertisements. For periods prior to the date the Variable Account commenced operations, performance information for Contracts funded by the Subaccounts will be calculated based on the performance of the Funds' Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds' Portfolios, with the level of Contract charges that were in effect at the inception of the Subaccounts for the Contracts. Adjusted Historic Portfolio Average Annual Total Return information may be presented, computed on the same basis as described above, except deductions will not include the surrender charge. In addition, we may from time to time disclose standard subaccount average annual total return in non-standard formats and cumulative total return for Contracts funded by Subaccounts.

We will only disclose other total returns if we also disclose the standard average annual total returns for the required periods. For additional information regarding the calculation of performance data, please refer to the Statement of Additional Information.

FEDERAL TAX STATUS

INTRODUCTION

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money -- generally for retirement purposes. If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

TAXATION OF NON-QUALIFIED CONTRACTS

    NON-NATURAL PERSON. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any annual increases of the Contract Value. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

    WITHDRAWALS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

    PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

o   made on or after the taxpayer reaches age 59 1/2;

o   made on or after the death of an Owner;

o   attributable to the taxpayer's becoming disabled; or

o made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax. A similar penalty tax, and additional exceptions, may apply to Qualified Contracts.

    ANNUITY PAYMENTS. Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

    DEATH BENEFIT OPTIONS. It is possible that the Internal Revenue Service may take a position that death benefit option charges are deemed to be taxable distributions to you. Although we do not believe that a death benefit option charge under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting such a death benefit option under the Contract.

    TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

    TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain Maturity Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange should consult a tax adviser as to the tax consequences.

    WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     MULTIPLE CONTRACTS. All Non-Qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

    FURTHER INFORMATION. We believe that the Contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION OF QUALIFIED CONTRACTS

The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance or accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible premiums paid by or on behalf of any individual. In many cases, the "investment in the contract" under a Qualified Contract can be zero.

Individual Retirement Accounts (IRAs), as defined in Sections 219 and 408 of the Code, permit individuals to make annual contributions in 2006 of up to the lesser of $4,000 (or $5,000 if you are age 50 or over) or the amount of compensation includible in the individual's gross income. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain pension plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply.

SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided in 2006 by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $10,000 ((or $12,500 if you are age 50 or over). The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning in the year in which the conversion was made.

The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.

Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan; the participant or both may result if the contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. The contract includes a death benefit that in some cases may exceed the greater of the premium payments or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should contact their tax advisor.

Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. The contract includes a death benefit that in some cases may exceed the greater of the premium payments or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should contact their tax advisor.

    OTHER TAX ISSUES. Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules.

Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

Taxable "eligible rollover distributions" from section 401(a) plans and Section 403(b) annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, except certain distributions such as distributions required by the Code, to an employee (or employee's spouse or former spouse as beneficiary or alternate payee), distributions in a specified annuity form, or hardships distributions. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan, 403(b) plan, IRS or government 457 plan that agrees to separately account for rollover contributions..

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Contract Owners currently receive. We make no guarantee regarding the tax status of any Contact and do not intend the above discussion as tax advice.

FEDERAL ESTATE TAXES

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

GENERATION-SKIPPING TRANSFER TAX

Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

SALE OF THE CONTRACTS

We have entered into an Underwriting Agreement with our affiliate, Sunset Financial Services, Inc. ("Sunset Financial"), for the distribution and sale of the Contracts. Sunset Financial sells the Contracts through its sales representatives. Sunset Financial also may enter into selling agreements with other broker-dealers that in turn may sell the Contracts through their sales representatives.

The Franklin Templeton Variable Insurance Products Trust, the Seligman Portfolios, Inc., and the American Century Variable Portfolios (in connection with the American Century VP Inflation Protection Fund (Class II)), each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial's obligations under such agreements. All or some of these payments may be passed on to selling broker-dealers that have entered into a selling agreement with Sunset Financial. The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets. Under the Distribution Plans, fees ranging up to 0.25% of Variable Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreements.

We pay commissions to Sunset Financial for the sale of the Contracts by its sales representatives as well as selling firms. Sunset Financial will receive commissions of up to 5.75% of premiums paid. In addition, we may pay an asset-based commission of an amount up to 0.90%. Additional amounts may be paid in certain circumstances. Sunset Financial may pay additional compensation from its own resources to broker-dealers based on the level of Contract sales or premium payments. Sunset Financial does not retain any override as principal underwriter for the Contracts. However, under the Underwriting Agreement with Sunset Financial, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts. We also pay for Sunset Financial's operating and other expenses.

Sunset Financial sales representatives and their managers are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Kansas City Life offers. These programs include conferences, seminars, meals, entertainment, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the Contracts may help sales representatives and their managers qualify for such benefits. Because they are also appointed insurance agents of Kansas City Life, Sunset Financial sales representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

Other selling broker-dealers may share commissions and additional amounts received for sales of the Contracts with their sales representatives in accordance with their programs for compensating sales representatives. These programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

Commissions and other incentives or payment described above are not charged directly to Policy owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

LEGAL PROCEEDINGS

The life insurance industry, including the Company and its subsidiaries, has been subject to an increase in litigation in recent years. Such litigation has been pursued on behalf of purported classes of insurance purchasers, often questioning the conduct of insurers in the marketing of their products.

In addition to the above, the Company and its subsidiaries are defendants in, or subject to, other claims or legal actions. Some of these claims and legal actions are in jurisdictions where juries are given substantial latitude in assessing damages, including punitive damages. Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these other claims and legal actions would have no material effect on the Company's business, results of operations or financial position.

COMPANY HOLIDAYS

We are closed on the days that the New York Stock Exchange is closed. Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Kansas City Life will also be closed on the day after Thanksgiving Day and the day after Christmas Day. The New York Stock Exchange recognizes holidays that fall on a Saturday on the previous Friday. We will recognize holidays that fall on a Sunday on the following Monday.

FINANCIAL STATEMENTS

The following financial statements for Kansas City Life Insurance Company are included in the Statement of Additional Information:

o   consolidated balance sheet as of December 31, 2005 and 2004; and

o related consolidated statements of income, stockholders' equity and cash flows for each of the years in the three-year period ended December
    31, 2005.

The following financial statements for the Variable Account are included in the Statement of Additional Information:

o   statement of net assets as of December 31, 2005; and

o related statement of operations for the year ended December 31, 2005 and statements of changes in net assets for each of the years in a two-year period and financial highlights for each of the years in the five-year period ended December 31, 2005. As discussed in Note 2 to the financial statements, the Variable Account has restated its financial statements for each of the years in the four-year period ended December 31, 2004.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts. You should not consider them as having an effect on the investment performance of the assets held in the Variable Account.

CONDENSED FINANCIAL INFORMATION

The unit values (in dollars) and the number of accumulation units for each Subaccount for the periods shown are as follows:

                                      NO. OF                                         NO. OF
                                     UNITS AS                                       UNITS AS
                                        OF              UNIT VALUE AS OF               OF              UNIT VALUE AS OF
                                     12-31-05          12-31-05     1-1-05          12-31-04         12-31-04      1-1-04
        AIM
V.I. Technology Fund                  362,068              2.55       2.50           395,445             2.53        2.44
  Series I Shares)

   V.I. Core Equity Fund              208,170              6.61       6.28           269,776             6.35        6.07
(Series I Shares)(formerly
  known as V.I. Premier
  Equity Fund (Series I
       Shares))

V.I. Demographic Trends               405,102              4.96       4.70           445,418             4.74        4.43
 Fund (Series I Shares)
 (formerly known as V.I.
Dent Demographic Trends
 Fund (Series I Shares))

   AMERICAN CENTURY
   PORTFOLIOS, INC

VP Capital Appreciation               336,991             12.53      10.25           367,882            10.40        9.78
  VP Income & Growth                  489,495              7.36       7.06           393,185             7.13        6.39
  VP International                    395,745             17.75      15.90           444,884            15.90       14.20
   VP Mid Cap Value                      NA                 NA         NA              NA                 NA          NA
     VP Ultra                         172,910             12.63      12.40           121,995            12.53       11.46
     VP Value                         923,129              9.78       9.35           717,567             9.44        8.35

   AMERICAN CENTURY
   PORTFOLIOS II, INC

VP Inflation Protection               123,617             10.51      10.49            96,325            10.50       10.02
   Fund (Class II)

      CALAMOS
  Growth and Income                 1,891,453             16.21      15.16         1,899,592            15.34       14.01

        DREYFUS
     Appreciation                     802,286             14.18      13.69           901,300            13.78       13.28
   Developing Leaders               1,049,610             16.31      15.39         1,198,446            15.64       14.30
  Stock Index Fund, Inc.            1,725,607             14.64      14.07         1,974,714            14.19       12.96

                                      NO. OF                                         NO. OF
                                     UNITS AS                                       UNITS AS
                                        OF              UNIT VALUE AS OF               OF              UNIT VALUE AS OF
                                     12-31-03          12-31-03     1-1-03          12-31-02         12-31-02      1-1-02
           AIM
V.I. Technology Fund                  341,981              2.45       1.69           318,425             1.63        3.02
   Series I Shares)

   V.I. Core Equity Fund              311,742              6.09       5.10           299,481             4.94        7.18
(Series I Shares)(formerly
  known as V.I. Premier
  Equity Fund (Series I
       Shares))

V.I. Demographic Trends               419,298              4.44       3.40           371,251             3.28        4.94
 Fund (Series I Shares)
 (formerly known as V.I.
Dent Demographic Trends
 Fund (Series I Shares))

   AMERICAN CENTURY
   PORTFOLIOS, INC

VP Capital Appreciation               390,728              9.80       8.49           407,005             8.26       10.50
  VP Income & Growth                  386,192              6.40       5.18           387,036             5.02        6.34
  VP International                    504,718             14.03      11.60           554,851            11.43       14.57
   VP Mid Cap Value                     NA                  NA        NA               NA                 NA          NA
     VP Ultra                          53,762             11.48
     VP Value                         562,353              8.37       6.76           509,854             6.59        7.62

   AMERICAN CENTURY
   PORTFOLIOS II, INC

VP Inflation Protection                50,320             10.06        NA              NA                 NA          NA
   Fund (Class II)

      CALAMOS

  Growth and Income                 1,395,819             14.00      11.47         1,219,555            11.29       11.90

        DREYFUS

     Appreciation                     903,536             13.30      11.43           900,065            11.14       13.65
   Developing Leaders               1,209,253             14.24      11.28         1,282,099            10.97       13.67
  Stock Index Fund, Inc.            1,934,470             13.00      10.61         1,838,860            10.27       13.49

                                      NO. OF                                         NO. OF
                                     UNITS AS                                       UNITS AS
                                        OF              UNIT VALUE AS OF               OF              UNIT VALUE AS OF
                                     12-31-05          12-31-05     1-1-05          12-31-04         12-31-04      1-1-04
 The Socially Responsible              57,372             25.00      24.30            74,179            24.47       23.32
    Growth Fund, Inc.

      FEDERATED

American Leaders Fund II              601,412             21.04      20.14           667,076            20.32       18.74
High Income Bond Fund II              434,429             15.74      15.59           472,100            15.55       14.29
  Prime Money Fund II                 404,843             12.33      12.18           496,302            12.18       12.25

   FRANKLIN TEMPLETON

 Franklin Small-Mid Cap               265,586              7.02       6.70           333,913             6.80        6.20
 Growth Securities Fund
(Class 2) (formerly known
  as Franklin Small Cap
  Growth Fund (Class 2))
 Franklin Real Estate Fund            394,371             22.26      19.70           353,300            19.89       15.27
       (Class 2)
  Templeton Developing                181,143             17.29      13.76            80,233            13.76       11.43
  Markets Securities Fund
       (Class 2)
   Templeton Foreign                  219,019             23.25      21.35           171,203            21.40       18.43
Securities Fund (Class 2)

       JPMORGAN

 Mid Cap Value Portfolio              295,372             15.43      14.12           147,837            14.33       11.97
 Small Company Portfolio              212,810             17.81      17.14           160,995            17.47       13.93
   U.S. Large Cap Core                150,482             14.24      14.14           165,669            14.25       13.20
     Equity Portfolio

        MFS
 Research Bond Series                 355,468             16.07      16.06           384,096            16.05       15.30
 Emerging Growth Series               831,420             17.83      16.39           988,598            16.56       14.86
    Research Series                   719,591             18.06      16.84           792,429            16.99       14.84
  Total Return Series                 805,800             21.59      21.16           803,008            21.29       19.36
 Strategic Income Series              103,335             13.81      13.75            95,926            13.75       12.92
    Utilities Series                  860,443             28.62      24.63           836,120            24.84       19.43

      SELIGMAN

Capital Portfolio (Class 2)           544,028              6.76       6.03           611,798             6.11        5.71
   Communications and                 545,886              6.54       6.10           560,217             6.16        5.63
  Information Portfolio
      (Class 2)
  Smaller-Cap Value                   165,606             14.64      15.21           141,347            15.48       13.20
  Portfolio (Class 2)

                                      NO. OF                                         NO. OF
                                     UNITS AS                                       UNITS AS
                                        OF              UNIT VALUE AS OF               OF              UNIT VALUE AS OF
                                     12-31-03          12-31-03     1-1-03          12-31-02         12-31-02      1-1-02
 The Socially Responsible              91,101             23.37      19.41           106,578            18.81       27.07
    Growth Fund, Inc.

      FEDERATED

American Leaders Fund II              701,683             18.77      15.33           757,149            14.91       18.92
High Income Bond Fund II              504,168             14.28      11.86           468,639            11.85       11.91
  Prime Money Fund II                 620,055             12.25      12.34           835,149            12.34       12.34

   FRANKLIN TEMPLETON

 Franklin Small-Mid Cap               190,760              6.18       4.69           113,154            4.57         6.49
 Growth Securities Fund
(Class 2) (formerly known
  as Franklin Small Cap
  Growth Fund (Class 2))
 Franklin Real Estate Fund            235,173             15.31      11.50           224,878            11.43       11.34
       (Class 2)
  Templeton Developing                 55,378             11.19       7.45            26,015            7.42         7.56
  Markets Securities Fund
       (Class 2)
   Templeton Foreign                  133,599             18.31      14.27           119,919            14.05       17.58
Securities Fund (Class 2)

       JPMORGAN
 Mid Cap Value Portfolio               47,779             12.00        NA               NA               NA           NA
 Small Company Portfolio              137,120             13.93      10.64           130,565            10.39       13.33
   U.S. Large Cap Core                181,306             13.20      10.80           188,673            10.45       14.13
     Equity Portfolio

        MFS
 Research Bond Series                 412,384             15.35      14.10           357,755            14.24       13.18
 Emerging Growth Series             1,058,250             14.87      11.96         1,142,128            11.58       17.78
    Research Series                   960,387             14.87      12.44         1,056,015            12.09       16.25
  Total Return Series                 813,603             19.40      17.16           821,472            16.92       18.03
 Strategic Income Series              112,189             12.94      11.83            74,607            11.89       11.08
    Utilities Series                  858,009             19.35      14.74           977,812            14.44       19.04

      SELIGMAN

Capital Portfolio (Class 2)           552,731              5.72       4.42           496,576            4.28         6.51
   Communications and                 445,901              5.64       4.08           380,892            3.97         6.34
  Information Portfolio
      (Class 2)
  Smaller-Cap Value                    28,419             13.13        NA              NA                NA           NA
  Portfolio (Class 2)

CONDENSED FINANCIAL INFORMATION

The unit values (in dollars) and the number of accumulation units for each Subaccount for the periods shown are as follows:

                                      NO. OF
                                     UNITS AS
                                        OF               UNIT VALUE AS OF
                                     12-31-01          12-31-01      5-1-01
        AIM
V.I. Demographic Trends               394,589              4.90        5.79
 Fund (Series I Shares)
 (formerly known as V.I.
Dent Demographic Trends
Fund (Series I Shares))

  V.I. Technology Fund                253,770              3.01        3.55
    (Series I Shares)
  V.I. Core Equity Fund               235,650              7.18        8.11
(Series I Shares)(formerly
   known as V.I. Premier
   Equity Fund (Series I
        Shares))

    AMERICAN CENTURY
    PORTFOLIOS, INC

VP Capital Appreciation               438,956             10.63       12.44
  VP Income & Growth                  488,090              6.32        6.89
   VP International                   610,610             14.55       17.97
   VP Mid Cap Value                     NA                  NA          NA
      VP Ultra                          NA                  NA          NA
      VP Value                        383,125              7.64        7.11

    AMERICAN CENTURY
    PORTFOLIOS II, INC

 VP Inflation Protection                NA                 NA          NA
    Fund (Class II)

        CALAMOS

   Growth and Income                1,102,523             11.94       12.39

       DREYFUS

    Appreciation                      921,942             13.56       14.73
  Developing Leaders                1,212,035             13.75       14.26
 Stock Index Fund, Inc.             1,833,590             13.42       14.83
The Socially Responsible              129,288             26.84       32.26
   Growth Fund, Inc.

     FEDERATED

American Leaders Fund II              803,723             18.95       20.35

                                      NO. OF
                                     UNITS AS
                                        OF                UNIT VALUE AS OF
                                     12-31-01            12-31-01    5-1-01
High Income Bond Fund II              539,719             11.85       12.19
  Prime Money Fund II                 913,702             12.34       12.21

  FRANKLIN TEMPLETON

 Franklin Small-Mid Cap               101,690              6.50        7.00
 Growth Securities Fund
(Class 2) (formerly known
  as Franklin Small Cap
  Growth Fund (Class 2))
 Franklin Real Estate Fund             72,838             11.36       10.87
       (Class 2)
   Templeton Developing                14,670              7.53        7.99
  Markets Securities Fund
       (Class 2)
    Templeton Foreign                 100,204             17.49       19.93
 Securities Fund (Class 2)

       JPMORGAN

 Mid Cap Value Portfolio
 Small Company Portfolio              136,287             13.45       13.93
  U.S. Large Cap Core                 208,516             14.06       15.67
  Equity Portfolio

         MFS

Research Bond Series                  318,363             13.26       12.67
Emerging Growth Series              1,377,606             17.73       21.71
   Research Series                  1,139,247             16.25       19.21
 Total Return Series                  813,241             18.09       18.46
Strategic Income Series                45,118             11.12       10.81
  Utilities Series                  1,199,579             18.96       25.09

     SELIGMAN

Capital Portfolio (Class 2)           446,571              6.49        7.30
  Communications and                  318,950              6.32        7.04
 Information Portfolio
     (Class 2)
  Smaller-Cap Value                    28,419             13.13         NA
  Portfolio (Class 2)

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

ADDITIONAL CONTRACT PROVISIONS                                                          1
         The Contract                                                                   1
         Incontestability                                                               1
         Misstatement of Age of Sex                                                     1
         Non-Participation                                                              1
         Tax Status of the Contracts                                                    1
CONTROL OF THE CONTRACT                                                                 2
         Ownership                                                                      2
         Change of Ownership                                                            2
         Assignment                                                                     2
         Beneficiary                                                                    2
         Simultaneous Death of Beneficiary and Annuitant                                2
         Sale of the Contracts                                                          2
CALCULATION OF YIELDS AND TOTAL RETURNS                                                 3
         Federated Prime Money Fund II Subaccount Yields                                3
         Other Subaccount Yields                                                        4
         Standard Subaccount Average Annual Total Returns                               4
         Other total Returns                                                            5
         Effect of the Annual Administration Fee on Performance Data                    5
SAFEKEEPING OF ACCOUNT ASSETS                                                           5
STATE REGULATION                                                                        5
RECORDS AND REPORTS                                                                     6
LEGAL MATTERS                                                                           6
EXPERTS                                                                                 6
OTHER INFORMATION                                                                       6
FINANCIAL STATEMENTS                                                                    6

--------------------------------------------------------------------------------

To order a copy of the Statement of Additional Information you must complete and mail the form below, or you may call (800) 616-3670 to order a copy.

To: Kansas City Life Insurance Company
    Variable Administration Department
    P.O. Box 219364
    Kansas City, Missouri 64121-9364

Please mail a copy of Statement of Additional Information for the Kansas City Life Variable Annuity Separate Account to:

Name:
     ---------------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

       City                       State                            Zip

Signature of Requestor:                                 Date:
                       ---------------------------------     -------------------

                                PART B

                       STATEMENT OF ADDITIONAL
                             INFORMATION

                  KANSAS CITY LIFE INSURANCE COMPANY
                            3520 BROADWAY
                           P.O. BOX 219364

                   KANSAS CITY, MISSOURI 64121-9364
                            (800) 616-3670

                 STATEMENT OF ADDITIONAL INFORMATION
          KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
     INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

This Statement of Additional Information contains information in addition to the information described in the Prospectus for an individual flexible premium deferred variable annuity contract (the "Contract") we offer. This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds. The Prospectus is dated the same as this Statement of Additional Information. Terms defined in the Prospectus have the same meaning in this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

      THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2006.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS                                       PAGE
ADDITIONAL CONTRACT PROVISIONS .............................................................. 1

  THE CONTRACT .............................................................................. 1
  INCONTESTABILITY .......................................................................... 1
  MISSTATEMENT OF AGE OR SEX ................................................................ 1
  NON-PARTICIPATION ......................................................................... 1
  TAX STATUS OF THE CONTRACTS ............................................................... 1

CONTROL OF THE CONTRACT ..................................................................... 2

  OWNERSHIP ................................................................................. 2
  CHANGE OF OWNERSHIP........................................................................ 2
  ASSIGNMENT ................................................................................ 2
  BENEFICIARY ............................................................................... 2
  SIMULTANEOUS DEATH OF BENEFICIARY AND ANNUITANT ........................................... 2
  SALE OF THE CONTRACTS ..................................................................... 2

CALCULATION OF YIELDS AND TOTAL RETURNS ..................................................... 3

  FEDERATED PRIME MONEY FUND II SUBACCOUNT YIELDS ........................................... 3
  OTHER SUBACCOUNT YIELDS.................................................................... 4
  STANDARD SUBACCOUNT AVERAGE ANNUAL TOTAL RETURNS .......................................... 4
  OTHER TOTAL RETURNS ....................................................................... 5
  EFFECT OF THE ANNUAL ADMINISTRATION FEE ON PERFORMANCE DATA ............................... 5

SAFEKEEPING OF ACCOUNT ASSETS ............................................................... 5

STATE REGULATION ............................................................................ 5

RECORDS AND REPORTS ......................................................................... 6

LEGAL MATTERS ............................................................................... 6

EXPERTS ..................................................................................... 6

OTHER INFORMATION............................................................................ 6

FINANCIAL STATEMENTS ........................................................................ 6

ADDITIONAL CONTRACT PROVISIONS

THE CONTRACT

The entire Contract is made up of the contract and the application. The statements made in the application are deemed representations and not warranties. We cannot use any statement to deny a claim or to void the Contract unless it is in the application and we attach a copy of the application to the Contract at issue.

INCONTESTABILITY

We will not contest the Contract after it has been in force during the Annuitant's lifetime for two years from the Contract Date of the Contract.

MISSTATEMENT OF AGE OR SEX

If the age or sex of the Annuitant has been misstated, the amount that we will pay is the amount that the proceeds would have purchased at the correct age and sex.

If we make an overpayment because of an error in age or sex, the overpayment plus interest at 3% (compounded annually) will be a debt against the Contract. If you do not repay this amount, we will reduce future payments accordingly.

If an underpayment is made because of an error in age or sex, we will calculate any annuity payments at the correct age and sex and we will adjust future payments. We will pay the underpayment with interest at 3% (compounded annually) in a single sum.

NON-PARTICIPATION

The Contract is not eligible for any dividends and will not participate in our surplus earnings.

TAX STATUS OF THE CONTRACTS

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

    DIVERSIFICATION REQUIREMENTS. The Internal Revenue Code ("Code") requires that the investments of each investment division of the separate account underlying the contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that the Variable Account, through each Portfolio of the Funds, will satisfy these diversification requirements.

    OWNER CONTROL. In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the flexibility of an Owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contract does not give an Owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent an Owner from being treated as the owner of the separate account assets supporting the Contract.

    REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract. Specifically, section 72(s) requires that: (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner's death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

CONTROL OF THE CONTRACT

OWNERSHIP

The Annuitant is the owner unless otherwise provided in the application. As owner, you may exercise every right provided by your contract. These rights and privileges end at the Annuitant's death.

The consent of the beneficiary is required to exercise these rights if you have not reserved the right to change the beneficiary.

CHANGE OF OWNERSHIP

You may change the ownership of this contract by giving written notice to us. The change will be effective on the date your written notice was signed but will have no effect on any payment made or other action taken by us before we receive it. We may require that the contract be submitted for endorsement to show the change.

Certain federal income tax consequences may apply to a change of ownership on non-qualified contracts. You should consult with your tax advisor before requesting any changes of ownership on a non-qualified contract.

ASSIGNMENT

An assignment is a transfer of some or all of your rights under this contract. No assignment will be binding on us unless made in writing and filed at our Home Office. We assume no responsibility for the validity or effect of any assignment.

Certain federal income tax consequences may apply to an assignment. You should consult with your tax advisor before requesting an assignment.

BENEFICIARY

The beneficiary is shown on the application or in the last beneficiary designation filed with us. Death proceeds will be paid to the beneficiary except as provided in this Section.

If any beneficiary dies before the Annuitant, that beneficiary's interest will pass to any other beneficiaries according to their respective interest.

If all beneficiaries die before the Annuitant, we will pay death proceeds to you, if living, otherwise to your estate or legal successors.

Unless you have waived the right to do so, you may change the beneficiary by filing a written notice in a form satisfactory to us. In order to be effective, the written notice for change of beneficiary must be signed while your contract is in force and the Annuitant is living. The change will be effective on the date your written notice was signed but will have no effect on any payment made or other action taken by us before we receive it.

The interest of any beneficiary will be subject to:

(1) any assignment of this contract which is binding on us; and

(2) any optional settlement agreement in effect at the Annuitant's death.

SIMULTANEOUS DEATH OF BENEFICIARY AND ANNUITANT

We will pay death proceeds as though the beneficiary died before the Annuitant if:

(1) the beneficiary dies at the same time as or within 15 days of the Annuitant's death; and

(2) we have not paid the proceeds to the beneficiary within this 15-day period.

SALE OF THE CONTRACTS

We offer the Contracts to the public on a continuous basis through Sunset Financial Services, Inc. ("Sunset Financial"). We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Sunset Financial is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us. Sunset Financial serves as principal underwriter for the Contracts. Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri 64121-9365. Sunset Financial is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the

"1934 Act"), and is a member of NASD, Inc. (the "NASD"). Sunset Financial is a member of the Securities Investor Protection Corporation.

Sunset Financial offers the Contracts through its sales representatives. Sunset Financial may also enter into selling agreements with other broker-dealers for sales of the Contracts through their sales representatives. Sales representatives must be licensed as insurance agents and appointed by us.

We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with its sales representatives and also with broker-dealers who have entered into selling agreements.

Sunset Financial received sales compensation with respect to the Contracts in the following amounts during the periods indicated:

=======================================================================================================
Fiscal Year          Aggregate Amount of             Aggregate Amount of Commissions Retained by
                     Commissions Paid to          Sunset Financial After Payments to its Registered
                      Sunset Financial*                  Persons and Other Broker-Dealers
-------------------------------------------------------------------------------------------------------
  2003                  $2,675,443.00                                $78,720.00
  2004                  $2,781.947.00                               $127,807.00
  2005                  $2,892,011.00                               $163,737.00
=======================================================================================================

   * Includes sales compensation paid to registered persons of Sunset Financial.

Sunset Financial passes through commissions it receives and does not retain any override as principal underwriter for the Contracts.

CALCULATION OF YIELDS AND TOTAL RETURNS

From time to time, we may disclose yields, total returns, and other performance data pertaining to the Contracts for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission ("SEC").

Because of the charges and deductions imposed under a Contract, the yield for the Subaccounts will be lower than the yield for their respective Portfolios. The calculations of yields, total returns, and other performance data do not reflect the effect of any premium tax that may be applicable to a particular Contract. Premium taxes currently range from 0% to 3.5% of premium based on the state in which the Contract is sold.

FEDERATED PRIME MONEY FUND II SUBACCOUNT YIELDS

From time to time, advertisements and sales literature may quote the current annualized yield of the Federated Prime Money Fund II Subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Federated Prime Money Fund II or on its portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one unit of the Federated Prime Money Fund II Subaccount at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

The net change in account value reflects:

(1) net income from the Federated Prime Money Fund II attributable to the hypothetical account; and

(2) charges and deductions imposed under the Contract which are attributable to the hypothetical account.

(3) The charges and deductions include the per unit charges for the hypothetical account for:

(4) the annual administration fee,

(5) the asset-based administration charge, and

(6) the mortality and expense risk charge.

For purposes of calculating current yields for a Contract, an average per unit administrative fee is used based on the $30 annual administration fee deducted at the beginning of each Contract Year and an assumed account size equal to the subaccount's average account size.

Because of the charges and deductions imposed under the Contract, the yield for the Federated Prime Money Fund II Subaccount will be lower than the yield for the Federated Prime Money Fund II.

The current and effective yields on amounts held in the Federated Prime Money Fund II Subaccount normally will fluctuate on a daily basis. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The Federated Prime Money Fund II Subaccount's actual yield is affected by:

o   changes in interest rates on money market securities;

o   average portfolio maturity of the Federated Prime Money Fund II;

o the types and quality of portfolio securities held by the Federated Prime Money Fund II; and

o   the Federated Prime Money Fund II's operating expenses.

Yields on amounts held in the Federated Prime Money Fund II Subaccount may also be presented for periods other than a seven-day period.

OTHER SUBACCOUNT YIELDS

From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Federated Prime Money Fund II Subaccount) for a Contract for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount during a 30-day or one-month period that is assumed to be generated each period over a 12-month period.

The yield is computed by:

(1) dividing the net investment income of the Portfolio attributable to the Subaccount units less Subaccount expenses for the period; by

(2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; by

(3) compounding that yield for a six-month period; and by

(4) multiplying that result by two. Expenses attributable to the Subaccount include the annual administration fee, asset-based administration charge, and mortality and expense risk charge.

The yield calculation assumes an annual administration fee of $30 per year per Contract deducted at the beginning of each Contract Year. For purposes of calculating the 30-day or one-month yield, an average annual administration fee per dollar of Contract value in the Account is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period.

Because of the charges and deductions imposed under the Contracts, the yield for the Subaccount will be lower than the yield for the corresponding Funds' Portfolio.

The yield on the amounts held in the Subaccounts normally will fluctuate over time. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. A Subaccount's actual yield is affected by the types and quality of portfolio securities held by the corresponding Portfolio and its operating expenses.

Yield calculations do not take into account the surrender charge under the Contract. The surrender charge is calculated as a percentage of your premium payment being surrendered or withdrawn during the applicable Premium Year. The amount of the surrender charge decreases over time, measured from the date the premium payment is applied. The initial surrender charge is 8%, decreasing to 0 after the eight Premium Years. Subject to certain restrictions, a surrender charge will not be imposed upon surrender or on the first partial surrender in any Contract year on an amount up to 10% of the Contract Value as of the beginning of the Contract Year.

STANDARD SUBACCOUNT AVERAGE ANNUAL TOTAL RETURNS

From time to time, sales literature or advertisements may also quote standard subaccount average annual total returns for the Subaccounts for various periods of time.

When a Subaccount has been in operation for one, five and 10 years, respectively, the standard subaccount average annual total return for these periods will be provided. Standard subaccount average annual total returns for other periods of time may, from time to time, also be disclosed.

Standard subaccount average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $10,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month-end practicable, considering the type and media of the communication that will be stated in the communication.

We will calculate standard subaccount average annual total returns using Subaccount unit values which we calculate on each valuation day based on:

o   the performance of the Subaccount's underlying Portfolio;

o   the deductions for the annual administration fee;

o   asset-based administration charge; and

o   mortality and expense risk charge.

The calculation assumes that the annual administration fee is $30 per year per Contract deducted at the beginning of each Contract year. For purposes of calculating average annual total return, an average per dollar annual administration fee attributable to the hypothetical account for the period is used based on an account size equal to the subaccount's average account size. The calculation assumes the selection of the Base Guaranteed Minimum Death Benefit Option. The calculation also assumes surrender of the Contract at the end of the period for the return quotation. Standard subaccount average annual total returns will therefore reflect a deduction of the surrender charge for any period less than eight years. The calculation does not reflect either of the guaranteed bonuses.

OTHER TOTAL RETURNS

    ADJUSTED HISTORIC PORTFOLIO AVERAGE ANNUAL TOTAL RETURN. From time to time, sales literature or advertisements may also quote total returns for periods prior to the date the Variable Account began operations. Such performance information will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect.

From time to time, sales literature or advertisements may also quote Adjusted Historic Portfolio Average Annual Total Returns that do not reflect the surrender charge. These are calculated in exactly the same way as the Adjusted Historic Portfolio Average Annual Total Returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charges on amounts surrendered.

We may disclose cumulative total returns in conjunction with the standard formats described above.

EFFECT OF THE ANNUAL ADMINISTRATION FEE ON PERFORMANCE DATA

The Contract provides for a $30 annual administration fee (waived for Contracts with a Contract Value of at least $50,000 at the beginning of the Contract Year) to be deducted annually at the beginning of each Contract Year, from the Subaccounts and the Fixed Account based on the proportion that the value of each such account bears to the total Contract Value. For purposes of reflecting the annual administration fee in yield and total return quotations, the annual charge is converted into a per-dollar per-day charge based on the average Contract Value in the Variable Account of all Contracts on the last day of the period for which quotations are provided. The per-dollar per- day average charge will then be adjusted to reflect the basis upon which the particular quotation is calculated.

SAFEKEEPING OF ACCOUNT ASSETS

We hold the title to the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from our Account assets and from the assets in any other separate account.

Records are maintained of all purchases and redemption's of Portfolio shares held by each of the Subaccounts.

Our officers and employees are covered by an insurance company blanket bond issued by Fidelity and Deposit Company of Maryland to Kansas City Life in the amount of $5,000,000. The bond insures against dishonest and fraudulent acts of officers and employees.

STATE REGULATION

We are subject to regulation and supervision by the Department of Insurance of the State of Missouri, which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. A copy of the Contract form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Contracts are sold. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.

RECORDS AND REPORTS

We will retain all records and accounts relating to the Variable Account. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Contract Owners semi-annually at the Owner's last known address of record.

LEGAL MATTERS

All matters relating to Missouri law pertaining to the Contracts, including the validity of the Contracts and Kansas City Life's authority to issue the Contracts, have been passed upon by William A. Schalekamp, General Counsel of Kansas City Life. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws.

EXPERTS

KPMG LLP
Suite 1600
1000 Walnut
Kansas City, MO 64106

The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005; the statement of net assets of the Variable Account as of December 31, 2005 and the related statement of operations for the year ended December 31, 2005 and statements of changes in net assets for each of the years in the two-year period ended December 31, 2005, and financial highlights for each of the years in the five-year period ended December 31, 2005; our report on management's assessment of the effectiveness of internal control over financial reporting as of December 31, 2005; and our report on the effectiveness of internal control over financial reporting as of December 31, 2005, have been included herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. Our report on the Variable Account refers to the restatement of its financial statements for each of the years in the four-year period ended December 31, 2004.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

The following financial statements for Kansas City Life Insurance Company are included in this Statement of Additional Information:

o   consolidated balance sheet as of December 31, 2005 and 2004; and

o related consolidated statements of income, stockholders' equity and cash flows for each of the years in the three-year period ended December 31, 2005.

The following financial statements for the Variable Account are included in this Statement of Additional Information:

o   statement of net assets as of December 31, 2005; and

o related statement of operations for the year ended December 31, 2005 and statements of changes in net assets for each of the years in the two-year period ended December 31, 2005 and financial highlights for each of the years in the five-year period ended December 31, 2005.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts. You should not consider them as having an effect on the investment performance of the assets held in the Variable Account.

                       KANSAS CITY LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS
                    (amounts in thousands, except share data)

                                                                                       December 31
                                                                            -----------------------------------
                                                                                 2005                 2004
                                                                            --------------       --------------
ASSETS
Investments:
    Fixed maturity securities available for sale, at fair value
            (amortized cost: 2005 - $2,830,926; 2004 - $2,863,781)          $    2,865,476       $    2,962,114
    Equity securities available for sale, at fair value
            (cost: 2005 - $52,143; 2004 - $61,812)                                  52,775               63,099
    Mortgage loans                                                                 458,668              430,632
    Real estate                                                                     81,870               91,519
    Policy loans                                                                   101,088              108,546
    Short-term investments                                                          46,383               67,980
    Other investments                                                                2,179                2,081
                                                                            --------------       --------------
            Total investments                                                    3,608,439            3,725,971

Cash                                                                                10,985                4,147
Accrued investment income                                                           40,002               39,928
Deferred acquisition costs                                                         226,963              229,712
Value of business acquired                                                          89,505               96,853
Reinsurance receivables                                                            163,347              156,839
Property and equipment                                                              29,954               31,595
Other assets                                                                        21,964               27,118
Separate account assets                                                            367,860              353,983
                                                                            --------------       --------------
            Total assets                                                    $    4,559,019       $    4,666,146
                                                                            ==============       ==============

LIABILITIES
Future policy benefits                                                      $      860,284       $      863,754
Policyholder account balances                                                    2,278,418            2,295,783
Policy and contract claims                                                          36,355               34,200
Other policyholder funds                                                            93,197               96,853
Notes payable                                                                       27,282               92,220
Income taxes                                                                        40,155               53,703
Other liabilities                                                                  175,249              182,754
Separate account liabilities                                                       367,860              353,983
                                                                            --------------       --------------
            Total liabilities                                                    3,878,800            3,973,250
                                                                            --------------       --------------

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share
    Authorized 36,000,000 shares,
            issued 18,496,680 shares                                                23,121               23,121
Additional paid in capital                                                          25,063               24,279
Retained earnings                                                                  756,807              733,499
Accumulated other comprehensive income (loss)                                       (8,406)              26,231
Less treasury stock, at cost (2005 - 6,578,046 shares;
 2004 - 6,550,287 shares)                                                         (116,366)            (114,234)
                                                                            --------------       --------------
                  Total stockholders' equity                                       680,219              692,896
                                                                            --------------       --------------

                  Total liabilities and stockholders' equity                $    4,559,019       $    4,666,146
                                                                            ==============       ==============

          See accompanying Notes to Consolidated Financial Statements.

                       KANSAS CITY LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME
                    (amounts in thousands, except share data)

                                                               Year Ended December 31
                                                        -------------------------------------
                                                           2005          2004         2003
                                                        ---------     ---------     ---------
REVENUES
Insurance revenues:
    Premiums                                            $ 179,891     $ 188,881     $ 211,468
    Contract charges                                      114,745       115,710       110,006
    Reinsurance ceded                                     (55,597)      (54,490)      (48,830)
                                                        ---------     ---------     ---------
            Total insurance revenues                      239,039       250,101       272,644
Investment revenues:
    Net investment income                                 194,608       197,975       194,763
    Realized investment gains (losses)                      6,113        45,929       (29,280)
Other revenues                                             10,312         8,468         9,387
                                                        ---------     ---------     ---------
            Total revenues                                450,072       502,473       447,514
                                                        ---------     ---------     ---------

BENEFITS AND EXPENSES
Policyholder benefits                                     176,209       185,155       207,914
Interest credited to policyholder account balances         92,121        96,497        92,278
Amortization of deferred acquisition costs
    and value of business acquired                         42,429        43,477        40,424
Operating expenses                                         89,688        95,661        97,667
                                                        ---------     ---------     ---------
            Total benefits and expenses                   400,447       420,790       438,283
                                                        ---------     ---------     ---------

Income before income tax expense (benefit)                 49,625        81,683         9,231

Income tax expense (benefit)                               13,441        23,996        (5,562)
                                                        ---------     ---------     ---------
NET INCOME                                              $  36,184     $  57,687     $  14,793
                                                        =========     =========     =========
Basic and diluted earnings per share:
    Net income                                          $    3.03     $    4.83     $    1.24
                                                        =========     =========     =========

          See accompanying Notes to Consolidated Financial Statements.

                       KANSAS CITY LIFE INSURANCE COMPANY
                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                    (amounts in thousands, except share data)

                                                                  Year Ended December 31
                                                        -------------------------------------------
                                                            2005            2004           2003
                                                        -----------     -----------     -----------
COMMON STOCK, beginning and end of year                 $    23,121     $    23,121     $    23,121
                                                        -----------     -----------     -----------
ADDITIONAL PAID IN CAPITAL
Beginning of year                                            24,279          23,310          22,605
Excess of proceeds over cost of treasury stock sold             784             969             705
                                                        -----------     -----------     -----------

   End of year                                               25,063          24,279          23,310
                                                        -----------     -----------     -----------
RETAINED EARNINGS
Beginning of year                                           733,499         688,800         686,847
Net income                                                   36,184          57,687          14,793
Stockholder dividends of $1.08 per share
   (2004 - $1.08; 2003 - $1.08)                             (12,876)        (12,988)        (12,840)
                                                        -----------     -----------     -----------

   End of year                                              756,807         733,499         688,800
                                                        -----------     -----------     -----------
ACCUMULATED OTHER COMPREHENSIVE
   INCOME (LOSS)
Beginning of year                                            26,231          23,418         (24,437)
Other comprehensive income (loss)                           (34,637)          2,813          47,855
                                                        -----------     -----------     -----------
   End of year                                               (8,406)         26,231          23,418
                                                        -----------     -----------     -----------
TREASURY STOCK, at cost
Beginning of year                                          (114,234)       (114,211)       (110,639)
Cost of 50,689 shares acquired
   (2004 - 12,227 shares; 2003 - 96,472 shares)              (2,458)           (506)         (3,925)
Cost of 22,930 shares sold
   (2004 - 34,027 shares; 2003 - 24,882 shares)                 326             483             353
                                                        -----------     -----------     -----------

   End of year                                             (116,366)       (114,234)       (114,211)
                                                        -----------     -----------     -----------

TOTAL STOCKHOLDERS' EQUITY                              $   680,219     $   692,896     $   644,438
                                                        ===========     ===========     ===========

          See accompanying Notes to Consolidated Financial Statements.

                       KANSAS CITY LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (amounts in thousands)

                                                             Year Ended December 31
                                                     ---------------------------------------
                                                        2005         2004           2003
                                                     ---------     ---------     -----------
OPERATING ACTIVITIES
Net income                                           $  36,184     $  57,687     $    14,793
Adjustments to reconcile net income to
   net cash provided by operating activities:
      Amortization of investment premium (discount)     10,493        13,387           4,287
      Depreciation                                       4,289         5,175          12,949
      Acquisition costs capitalized                    (28,092)      (29,006)        (31,903)
      Amortization of deferred acquisition costs        35,608        36,080          33,431
      Amortization of value of business acquired         6,821         7,397           6,993
      Realized investment (gains) losses                (6,113)      (45,929)         29,280
      Changes in assets and liabilities:
         Future policy benefits                         (3,470)        1,345          18,086
         Policyholder account balances                 (19,263)       (3,342)         32,335
         Income taxes payable and deferred               5,064        16,124         (17,237)
      Other, net                                         8,529       (23,185)         (8,867)
                                                     ---------     ---------     -----------
      Net cash provided                                 50,050        35,733          94,147
                                                     ---------     ---------     -----------

INVESTING ACTIVITIES
Purchases of investments:
   Fixed maturity securities                          (548,979)     (726,948)     (1,251,481)
   Equity securities                                    (5,690)       (6,957)         (4,279)
   Mortgage loans                                     (109,561)      (72,265)       (149,344)
   Real estate                                         (17,725)       (8,287)        (41,329)
   Other investment assets                                 (98)       (1,179)              -
Sales of investments:
   Fixed maturity securities                           175,317       159,095         188,849
   Equity securities                                     6,296         4,730          17,036
   Real estate                                          33,267        72,092          20,226
   Other investment assets                              29,055         9,717         123,027
Maturities and principal paydowns of investments:
   Fixed maturity securities                           394,366       421,974         725,589
   Equity securities                                     9,026         2,765           8,771
   Mortgage loans                                       82,414        98,689         158,195
Net additions to property and equipment                 (1,061)       (1,686)           (969)
Insurance business acquired                                  -             -         (52,264)
                                                     ---------     ---------     -----------
      Net cash provided (used)                          46,627       (48,260)       (257,973)
                                                     ---------     ---------     -----------

FINANCING ACTIVITIES
Proceeds from borrowings                                45,315        13,575          35,061
Repayment of borrowings                               (110,252)      (55,025)           (634)
Deposits on policyholder account balances              242,613       271,133         338,089
Withdrawals from policyholder account balances        (245,927)     (205,749)       (180,801)
Net transfers to separate accounts                       5,213       (12,009)         (9,427)
Change in other deposits                               (12,577)       (3,239)          2,629
Cash dividends to stockholders                         (12,876)      (12,988)        (12,840)
Net disposition (acquisition) of treasury stock         (1,348)          946          (2,867)
                                                     ---------     ---------     -----------
      Net cash provided (used)                         (89,839)       (3,356)        169,210
                                                     ---------     ---------     -----------
Increase (decrease) in cash                              6,838       (15,883)          5,384
Cash at beginning of year                                4,147        20,029          14,645
                                                     ---------     ---------     -----------
      Cash at end of year                            $  10,985     $   4,146     $    20,029
                                                     =========     =========     ===========

          See accompanying Notes to Consolidated Financial Statements.

                       KANSAS CITY LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                    (amounts in thousands, except share data)

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

BUSINESS
Kansas City Life Insurance Company (the Company) is a Missouri domiciled stock life insurance company which, with its subsidiaries, is licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual insurance, annuity and group products through three life insurance companies: Kansas City Life Insurance Company (Kansas City Life) the parent company, and wholly owned subsidiaries Sunset Life Insurance Company of America (Sunset Life) and Old American Insurance Company (Old American).

BASIS OF PRESENTATION
The accompanying consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America (GAAP) and include the accounts of Kansas City Life and its subsidiaries, principally Sunset Life and Old American. All material intercompany accounts and transactions have been eliminated in consolidation. Certain amounts in prior years have been reclassified to conform with the current year presentation.

USE OF ESTIMATES
The preparation of the consolidated financial statements requires management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the period. These estimates are inherently subject to change and actual results could differ from these estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are deferred acquisition costs, value of business acquired, future policy benefits, policy and contract claim liabilities and the fair value of certain invested assets.

BUSINESS CHANGES
As of year-end 2005, the Company's reportable segments have been redefined from prior reports where Sunset Life was identified and reported as a separate operating segment. In this and future reports, the results of Sunset Life are combined with the individual insurance business of Kansas City Life, into the Individual Insurance segment. While Sunset Life will continue as a life insurance company with its current block of business, its operating results are combined with the individual insurance business of Kansas City Life since the nature of the products and services, the types of customers and distribution methods are essentially the same as that of Kansas City Life. The segment reporting of prior years has been restated for the change in reportable segments. As a result, the Company now has three reportable business segments, which are defined based on the nature of the products and services offered:
Individual Insurance, Group Insurance and Old American.

On June 30, 2003, the Company acquired all of the issued and outstanding stock of GuideOne Life Insurance Company (GuideOne) from GuideOne Financial Group, Inc. and GuideOne Mutual Company. The financial position and results of operations of GuideOne have been included in these financial statements on a GAAP basis using the purchase method of accounting since July 1, 2003. As of October 1, 2003, GuideOne was merged into Kansas City Life. For segment reporting purposes, GuideOne is included in the Individual Insurance segment.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

INVESTMENTS
Short-term investments are stated at cost, adjusted for amortization of premium and accrual of discount. Securities available for sale are stated at fair value. Unrealized gains and losses, net of adjustments to deferred acquisition costs
(DAC), value of business acquired (VOBA), policyholder account balances and deferred income taxes, are reported as a separate component of accumulated other comprehensive income in stockholders' equity. The adjustments to DAC and VOBA represent changes in the amortization of DAC and VOBA that would have been required as a charge or credit to income had such unrealized amounts been realized. The adjustment to policyholder account balances represents the increase from using a discount rate that would have been required if such unrealized gains had been realized and the proceeds reinvested at current market interest rates, which were lower than the then current effective portfolio rate.

The Company reviews and analyzes its securities on an ongoing basis. Based upon these analyses, specific security values are written down to fair value through earnings as a realized investment loss if the security's value is considered to be an other-than-temporary impairment. Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method.

Mortgage loans are stated at cost, adjusted for amortization of premium and accrual of discount, less a valuation reserve for probable losses. A loan is considered impaired if it is probable that contractual amounts due will not be collected. The valuation reserve is based upon historical impairment experience, including an estimate of probable impairment of any delinquent or defaulted loans. Such estimates are based upon the value of the expected cash flows and the underlying collateral on a net realizable basis. Loans in foreclosure and loans considered to be impaired are placed on a non-accrual status.

Real estate consists of directly owned investments and real estate joint ventures. Real estate that is directly owned is carried at depreciated cost. Real estate joint ventures consist of low income housing tax credit ("LIHTC") investments, which are not material to the financial statements. Real estate joint ventures are consolidated where required or are valued at cost, adjusted for the Company's equity in earnings since acquisition.

Policy loans are carried at cost, less principal payments received. Realized gains and losses on the sale of investments are determined on the basis of specific security identification recorded on the trade date.

DEFERRED ACQUISITION COSTS (DAC)
Deferred acquisition costs (DAC), principally agent commissions and other selling, selection and issue costs, which vary with and are directly related to the production of new business, are capitalized as incurred. These deferred costs are then amortized in proportion to future premium revenues or the expected future profits of the business, depending upon the type of product. Profit expectations are based upon assumptions of future interest spreads, mortality margins, expense margins and policy and premium persistency experience. These assumptions involve judgment and are compared to actual experience on an ongoing basis. If it is determined that the assumptions related to the profit expectations for interest sensitive and variable insurance products should be revised, the impact of the change is reported in the current period's income as an unlocking adjustment.

DAC is reviewed on an ongoing basis to determine that the unamortized portion does not exceed the expected recoverable amounts. If it is determined from emerging experience that the premium margins or gross profits are insufficient to amortize deferred acquisition costs, then the asset will be adjusted downward with the adjustment recorded as an expense in the current period. No impairment adjustments have been recorded in the years presented. The DAC asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section of
Note 1.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The following table provides information about DAC at December 31.

                                                                          2005           2004            2003
                                                                       ---------     ------------     ---------
Balance at beginning of year                                           $ 229,712     $    237,702     $ 243,120
Capitalization of commissions, sales and issue expenses                   28,092           29,006        31,902
Gross amortization                                                       (48,699)         (49,814)      (47,698)
Accrual of interest                                                       13,091           13,734        14,267
Amortization due to realized investment losses                                78              304           879
Change in DAC due to unrealized investment (gains) losses                  4,689           (1,220)       (4,768)
                                                                       ---------     ------------     ---------
Balance at end of year                                                 $ 226,963     $    229,712     $ 237,702
                                                                       =========     ============     =========

VALUE OF BUSINESS ACQUIRED (VOBA)
When a new block of business is acquired, a portion of the purchase price is allocated to a separately identifiable intangible asset, called the value of business acquired (VOBA). VOBA is established as the actuarially determined present value of future gross profits of the business acquired and is amortized in proportion to future premium revenues or the expected future profits, depending on the type of business acquired. Amortization of VOBA occurs with interest over the anticipated lives of the underlying business to which it relates, initially 15 to 30 years. Similar to DAC, the assumptions regarding future experience can affect the carrying value of VOBA, including interest spreads, mortality, expense margins and policy and premium persistency experience. Significant changes in these assumptions can impact the carrying balance of VOBA and produce changes that are reflected in the current period's income as an unlocking adjustment.

VOBA is reviewed on an ongoing basis to determine that the unamortized portion does not exceed the expected recoverable amounts. If it is determined from emerging experience that the premium margins or gross profits are insufficient to support the value of VOBA, then the asset will be adjusted downward with the adjustment recorded as an expense in the current period. No impairment adjustments have been recorded in the years presented. The VOBA asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section of
Note 1.

In 2003, VOBA was established in the amount of $38,005 from the purchase of GuideOne. The following table provides information about VOBA at December 31.

                                                                          2005          2004          2003
                                                                       ---------     ---------     ---------
Balance at beginning of year                                           $  96,853     $ 106,334     $  75,322
Purchase of GuideOne Life                                                      -             -        38,005
Gross amortization                                                       (13,996)      (15,253)      (14,716)
Accrual of interest                                                        6,546         7,294         7,723
Amortization due to realized investment losses                                 7             -             -
Change in VOBA due to unrealized investment (gains) losses                    95        (1,522)            -
                                                                       ---------     ---------     ---------
Balance at end of year                                                 $  89,505     $  96,853     $ 106,334
                                                                       =========     =========     =========

The accrual of interest for Old American VOBA was calculated at a 13% interest rate for the life block and a 7% rate for the accident and health block. For the GuideOne acquisition VOBA, a 5.2% interest rate was used on the interest sensitive block, a 4.1% interest rate was used on the deferred annuity block and a 5.3% interest rate was used on the traditional life block. For the VOBA on an acquired block of business a 7% interest rate was used on the traditional life portion and a 5.4% interest rate was used on the interest sensitive portion. The interest rates used in the calculation of

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

VOBA are based on rates appropriate at the time of acquisition. The expected amortization of VOBA each year over the next five years 2006 through 2010 is $7,490, $7,367, $7,151, $7,079, and $6,771, respectively.

SEPARATE ACCOUNTS
Separate account assets and liabilities arise from the sale of variable life insurance and annuity products. The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk. The assets are legally segregated and are not subject to claims which may arise from any other business of the Company. The separate account assets and liabilities, which are equal, are recorded at fair value. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Income. Revenues to the Company from separate accounts consist principally of contract charges, which include maintenance charges, administrative fees and mortality and risk charges.

The following table provides a reconciliation of activity within separate account liabilities at December 31.

                                                                          2005          2004          2003
                                                                       ---------     ---------     ---------
Balance at beginning of year                                           $ 353,983     $ 304,691     $ 244,862

Deposits on variable policyholder contracts                               49,360        64,558        68,447
Transfers to general account                                              (6,040)       (9,904)      (24,318)
Investment performance                                                    25,131        37,283        50,402
Policyholder benefits                                                    (40,890)      (29,172)      (21,836)
Contract charges                                                         (13,684)      (13,473)      (12,866)
                                                                       ---------     ---------     ---------
Balance at end of year                                                 $ 367,860     $ 353,983     $ 304,691
                                                                       =========     =========     =========

RECOGNITION OF REVENUES
Premiums for traditional life insurance products are reported as revenue when due. Premiums on accident and health, disability and dental insurance are reported as earned ratably over the contract period in proportion to the amount of insurance protection provided. A reserve is provided for the portion of premiums written which relate to unexpired terms of coverage.

Deposits related to universal life, fixed deferred annuity contracts and investment-type products are credited to policyholder account balances.
Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges, and are recognized in the period in which the benefits and services are provided.

FUTURE POLICY BENEFITS
Liabilities for future policy benefits of traditional life insurance have been computed by a net level premium method based upon estimates at the time of issue for investment yields, mortality and withdrawals. These estimates include provisions for experience less favorable than actually expected. Mortality assumptions are based on Company experience expressed as a percentage of standard mortality tables. The 1975-1980 Select and Ultimate Basic Table is used for new business.

Liabilities for future policy benefits of immediate annuities and supplementary contracts with life contingencies are also computed by a net level premium method, based upon estimates at the time of issue for investment yields and mortality.

Liabilities for future policy benefits of accident and health insurance represent estimates of payments to be made on reported insurance claims, as well as claims incurred but not yet reported. These liabilities are estimated using actuarial analyses and case basis evaluations, based upon past claims experience, claim trends and industry experience.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The following table provides detail about future policy benefits at December 31.

                                                      2005            2004
                                                   ---------       ---------
Life insurance                                     $ 724,033       $ 731,194
Immediate annuities and
    supplementary contracts
        with life contingencies                       91,300          88,374
                                                   ---------       ---------
        Total                                        815,333         819,568

Accident and health insurance                         44,951          44,186
                                                   ---------       ---------
        Total future policy benefits               $ 860,284       $ 863,754
                                                   =========       =========

POLICYHOLDER ACCOUNT BALANCES
Liabilities for universal life and fixed deferred annuity products represent policyholder account balances, without reduction for potential surrender charges, and deferred front-end contract charges, which are amortized over the term of the policies. Policyholder benefits incurred in excess of related policyholder account balances are charged to policyholder benefits expense. Interest on policyholder account balances is credited as earned.

Crediting rates for universal life insurance and fixed deferred annuity products ranged from 3.00% to 5.75% (2004 - 3.00% to 5.75%; 2003 - 3.00% to 6.25%).

The following table provides detail about policyholder account balances at December 31.

                                                        2005                 2004
                                                   --------------       --------------
Universal life insurance                           $    1,072,021       $    1,087,181
Fixed deferred annuities                                1,131,297            1,127,902
Other                                                      75,100               80,700
                                                   --------------       --------------
  Policyholder account balances                    $    2,278,418       $    2,295,783
                                                   ==============       ==============

INCOME TAXES
Deferred income taxes are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted. The Company and its subsidiaries file a consolidated federal income tax return that includes both life insurance companies and non-life insurance companies.

Deferred income tax expenses or credits are based on the changes in the asset or liability from period to period. Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences become deductible. If future taxable income is not expected a valuation allowance against deferred income tax assets may be required.

PARTICIPATING POLICIES
Participating business at year-end 2005 approximates 5% of statutory premiums and 7% of the life insurance in force. The amount of dividends to be paid is determined annually by the Board of Directors. Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued. Additional provisions have been made for policyholder dividends in excess of the original scale, which have been declared by the Board of Directors.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

REINSURANCE
In the normal course of business, the Company cedes risks to other insurers primarily to protect the Company against adverse fluctuations in mortality experience. The Company also assumes risks ceded by other companies. Reinsurance is effected on individual risks and through various quota share arrangements. Business is reinsured primarily through yearly renewable term and coinsurance agreements. Under yearly renewable term insurance, the Company pays annual premiums and the reinsurer reimburses claims paid related to this coverage. Under coinsurance, the reinsurer receives a proportionate share of the premiums less applicable commissions and is liable for a corresponding share of policy benefits. The Company remains contingently liable if the reinsurer should be unable to meet obligations assumed under the reinsurance contract.

Reinsurance receivables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder account balances. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

INCOME PER SHARE
Due to the Company's capital structure and the absence of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years or periods reported. The weighted average number of shares outstanding during the year was 11,923,831 shares (2004 - 11,932,109 shares; 2003 - 11,944,291 shares). The number of shares outstanding at year-end was 11,918,634 (2004 - 11,946,393).

COMPREHENSIVE INCOME (LOSS)
Comprehensive income (loss) is comprised of net income and other comprehensive income (loss). Other comprehensive income (loss) includes the unrealized investment gains or losses on securities available for sale (net of reclassification adjustments for realized investment gains or losses) net of adjustments to DAC, VOBA, policyholder account balances, and the change in the additional minimum pension liability. Other comprehensive income (loss) includes deferred income taxes on these items.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

NEW ACCOUNTING PRONOUNCEMENTS
In March 2004, the Emerging Issues Task Force reached further consensus on Issue No. 03-1 "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("EITF 03-1"). EITF 03-1 provides guidance for determining the meaning of "other-than-temporarily impaired" and its application to certain debt and equity securities within the scope of Statement of Financial Accounting Standards (SFAS) No. 115 "Accounting for Certain Investments in Debt and Equity Securities" ("SFAS 115") and investments accounted for under the cost method. The guidance requires that investments which have declined in value due to credit concerns or solely due to changes in interest rates must be recorded as other-than-temporarily impaired unless the Corporation can assert and demonstrate its intention to hold the security for a period of time sufficient to allow for a recovery of fair value up to or beyond the cost of the investment, which might mean maturity. This issue also requires disclosures assessing the ability and intent to hold investments in instances in which an investor determines that an investment with a fair value less than cost is not other-than-temporarily impaired.

The guidance in EITF 03-1 was effective for other-than-temporary impairment evaluations made in reporting periods beginning after June 15, 2004. However, the guidance contained in paragraphs 10-20 of this Issue in EITF Abstracts has been delayed by Financial Accounting Standards Board (FASB) Staff Position (FSP) EITF Issue 03-1-1, "The Effective Date of Paragraphs 10-20 of EITF Issue No. 03-1, 'The Meaning of Other- Than-Temporary Impairment and Its Application to Certain Investments,'" posted on September 30, 2004. At the November 2004 meeting, the FASB staff indicated that the Board is expected to undertake a comprehensive reconsideration of the guidance in EITF 03-1 and that the measurement and recognition guidance in paragraphs 10-20 of that Issue continue to be deferred by FSP EITF Issue 03-1-1. However, other provisions of EITF 03-1, including its disclosure requirements, have not been deferred. The disclosure requirements continue to be effective in annual financial statements for fiscal years ending after December 15, 2003, for investments accounted for under FASB Statements of Financial Accounting Standards 115 and 124. For all other investments within the scope of this Issue, the disclosures continue to be effective in annual financial statements for fiscal years ending after June 15, 2004.

In June 2005, the FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment, but directed the staff to issue proposed FSP EITF 03-1-a, "Implementation Guidance for the Application of Paragraph 16 of EITF Issue No. 03-1," as final. The final FSP will supersede EITF 03-1 and EITF Topic No. D-44, "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." The final FSP (retitled FSP FAS 115-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments") will replace the guidance set forth in paragraphs 10-18 of Issue 03-1 with references to existing other-than-temporary impairment guidance, such as FASB Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities", SEC Staff Accounting Bulletin No. 59, "Accounting for Noncurrent Marketable Equity Securities", and APB Opinion No. 18, "The Equity Method of Accounting for Investments in Common Stock." FSP FAS 115-1 will codify the guidance set forth in EITF Topic D-44 and clarify that an investor should recognize an impairment loss no later than when the impairment is deemed other-than-temporary, even if a decision to sell has not been made. The FASB decided that FSP FAS 115-1 would be effective for other-than-temporary impairment analysis conducted in periods beginning after September 15, 2005. The FASB directed the staff to proceed to a draft of a final FSP for vote by written ballot.

In September 2005, the FASB decided to include in the final draft of FASB Staff Position FSP FAS 115-1 guidance similar to that provided in EITF 03-1 regarding the accounting for debt securities subsequent to an other-than-temporary impairment. The Board also decided to add a footnote to clarify that the final FSP will not address when a debt security should be designated as nonaccrual or how to subsequently report income on a nonaccrual debt security. In addition, the Board decided that (1) the FSP would be applied prospectively, and (2) the effective date would be reporting periods beginning after December 15, 2005. The new standard is not expected to have a material impact on the consolidated financial statements.

                   KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

In November 2005, the FASB issued FSP FAS No. 115-1 and FAS No. 124-1. This FSP further defines and amends FAS No. 115, Accounting for Certain Investment in Debt and Equity Securities and FAS No. 124, Accounting for Certain Investments Held for Not-for-Profit Organizations and APB Opinion No. 18, the Equity Method of Accounting for Investments in Common Stock. This FSP provides and establishes certain criteria to determine the meaning of other-than-temporary impairments and its application to certain investments and adds additional disclosure requirements to the notes to the financial statements. The Company adopted this FSP effective year-end 2005 with no material changes to the consolidated financial statements.

In December 2004, FASB issued Statement of Financial Accounting Standards No. 123 (revised 2004) "Share-Based Payment" ("FAS 123R"). This statement requires recognition in the financial statements of the fair-value-based measurement method of stock-based compensation issued to employees. FAS 123R is effective January 1, 2006. Historically the Company has expensed all stock-based compensation using a fair-value-based measurement method. The Company adopted this standard on January 1, 2006. The Company believes this new standard will not have a material impact on the consolidated financial statements.

In May 2005, the FASB issued Statement of Financial Accounting Standards No. 154 "Accounting Changes and Error Corrections" ("FAS 154"). The Statement replaces APB Opinion No. 20 and FAS 3. FAS 154 requires retrospective application to prior periods' financial statements of changes in accounting principle. However, if it is impracticable to determine the effects of such changes, then other rules apply. FAS 154 is effective January 1, 2006. Currently, the Company is not aware of any circumstances that require the application of FAS 154, and there is no anticipated impact on the consolidated financial statements.

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AcSEC) issued Statement of Position 05-1 (SOP 05-1), "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts". SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance contracts other than those specifically described in Statement of Financial Accounting Standards
(SFAS) No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments". SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 31, 2006. Retrospective application of SOP 05-1 to previously issued consolidated financial statements is not permitted. The Company is continuing to evaluate SOP 05-1 but does not believe that it will have a material impact on the consolidated financial statements.

All other Standards and Interpretations of those Standards issued during 2005 did not relate to accounting policies and procedures pertinent to the Company at this time.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

2. INVESTMENTS

INVESTMENT REVENUES
The following tables provide investment revenues by major category for the years ended December 31. Realized gains and losses on the sale of investments are determined on the basis of specific security identification.

                                             2005              2004               2003
                                         ------------     --------------     --------------
NET INVESTMENT INCOME:
   Fixed maturity securities             $    155,726     $      153,102     $      142,704
   Equity securities                            3,699              4,423              4,645
   Mortgage loans                              32,923             33,376             36,658
   Real estate                                  7,900             13,129             11,009
   Policy loans                                 7,174              7,788              7,536
   Short-term                                   1,544                714              2,537
   Other                                          667                757              2,699
                                         ------------     --------------     --------------
                                              209,633            213,289            207,788
Less investment expenses                      (15,025)           (15,314)           (13,025)
                                         ------------     --------------     --------------
                                         $    194,608     $      197,975     $      194,763
                                         ============     ==============     ==============

REALIZED INVESTMENT GAINS (LOSSES):
   Fixed maturity securities             $     (1,576)    $          343     $      (38,776)
   Equity securities                              (37)               147               (455)
   Mortgage loans                                 890                400                  -
   Real estate                                  6,751             44,735              9,011
   Other                                           85                304                940
                                         ------------     --------------     --------------
                                         $      6,113     $       45,929     $      (29,280)
                                         ============     ==============     ==============

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

UNREALIZED GAINS AND LOSSES
The following table provides unrealized gains (losses) on the Company's investments in securities, at December 31.

                                            2005              2004               2003
                                         ----------       -------------      -------------
Available for sale:
   End of year                           $   35,182       $      99,620      $      85,478
   Amounts allocable to:
       DAC and VOBA                          (3,203)             (7,987)            (5,245)
       Policyholder account balances         (5,036)            (11,445)            (8,070)
   Deferred income taxes                     (9,454)            (28,066)           (25,258)
                                         ----------       -------------      -------------
                                         $   17,489       $      52,122      $      46,905
                                         ==========       =============      =============
   Increase (decrease) in
       net unrealized gains
       during the year:
            Fixed maturity securities    $  (34,280)      $       5,334      $      43,997
            Equity securities                  (353)               (117)             1,508
                                         ----------       -------------      -------------

                                         $  (34,633)      $       5,217      $      45,505
                                         ==========       =============      =============

ANALYSIS OF UNREALIZED LOSSES ON SECURITIES
The Company has a policy and process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, all securities are reviewed where fair value is less than ninety percent of amortized cost for six months or more to determine whether impairments exist and losses need to be recorded. The analysis focuses on each issuer's ability to service its debts and the length of time the security has been trading below cost. This quarterly process includes an assessment of the credit quality of each investment in the entire securities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value is charged to income as a realized investment loss.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company's assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to the Company's investment professionals who determine the fair value estimates and other-than-temporary impairments, and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The following table provides information regarding unrealized losses on investments available for sale, as of December 31, 2005.

                                                               Investments with unrealized losses
                                     ---------------------------------------------------------------------------------------
                                        Less than 12 months            12 months or longer                   Total
                                        -------------------            -------------------                   -----
                                         Fair       Unrealized        Fair         Unrealized        Fair         Unrealized
Bonds:                                   Value        Losses          Value          Losses          Value          Losses
                                         -----        ------          -----          ------          -----          ------
  U.S. Treasury securities and
    obligations of U.S. Government   $    21,860   $       299     $    15,921     $      347    $     37,781    $       646
  Federal agencies(1)                     56,195           731          61,578          1,548         117,773          2,279
  Federal agency issued
    mortgage-backed securities(1)        116,390         1,928         169,902          4,426         286,292          6,354
  Corporate obligations                  456,925        13,101         274,407         13,704         731,332         26,805
  Corporate private-labeled
    mortgage-backed securities            70,195         1,219          57,218            677         127,413          1,896
  Other                                   78,570         1,134          62,207          1,802         140,777          2,936
Redeemable preferred stocks                   54             1               -              -              54              1
                                     -----------   -----------     -----------     ----------    ------------    -----------
Fixed maturity securities                800,189        18,413         641,233         22,504       1,441,422         40,917
Equity securities                          2,490            59          11,202            874          13,692            933
                                     -----------   -----------     -----------     ----------    ------------    -----------
    Total                            $   802,679   $    18,472     $   652,435     $   23,378    $  1,455,114    $    41,850
                                     ===========   ===========     ===========     ==========    ============    ===========

The following table provides information regarding unrealized losses on investments available for sale, as of December 31, 2004.

                                                               Investments with unrealized losses
                                     ---------------------------------------------------------------------------------------
                                        Less than 12 months            12 months or longer                   Total
                                        -------------------            -------------------                   -----
                                         Fair       Unrealized        Fair         Unrealized        Fair         Unrealized
Bonds:                                   Value        Losses          Value          Losses          Value          Losses
                                         -----        ------          -----          ------          -----          ------
  U.S. Treasury securities and
    obligations of U.S. Government   $    11,403   $        73     $    17,145     $      279    $     28,548    $       352
  Federal agencies(1)                     63,892           771          28,440            649          92,332          1,420
  Federal agency issued
    mortgage-backed securities(1)        252,496         2,190          56,714            789         309,210          2,979
  Corporate obligations                  298,873         5,133         154,925          6,837         453,798         11,970
  Corporate private-labeled
    mortgage-backed securities            62,212           409               -              -          62,212            409
  Other                                   31,261           383          23,422          1,169          54,683          1,552
Redeemable preferred stocks                    -             -               -              -               -              -
                                     -----------   -----------     -----------     ----------    ------------    -----------
Fixed maturity securities                720,137         8,959         280,646          9,723       1,000,783         18,682
Equity securities                          6,905           149           8,971            447          15,876            596
                                     -----------   -----------     -----------     ----------    ------------    -----------
     Total                           $   727,042   $     9,108     $   289,617     $   10,170    $  1,016,659    $    19,278
                                     ===========   ===========     ===========     ==========    ============    ===========

--------------
(1) Federal agency securities are not backed by the full faith and credit of the U.S. Government.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

Securities with unrealized losses for less than twelve months included 290 issues with a carrying value of $802,679 and unrealized losses of $18,472. Of this portfolio, 95.6% were investment grade (rated AAA through BBB-) at December 31, 2005, with associated unrealized losses of $15,478. The unrealized losses on these securities were due to changes in market interest rates and credit spreads since the securities were acquired.

Securities with unrealized losses for twelve months or longer included 288 issues with a carrying value of $652,435 and unrealized losses of $23,378. Of this portfolio, 97.5% were investment grade at December 31, 2005, with associated unrealized losses of $21,512. The unrealized losses on these securities were due to changes in market interest rates and credit spreads since the securities were acquired.

One statistic the Company pays particular attention to with respect to fixed maturity securities is the Fair Value to Amortized Cost ratio. Securities with a fair value to amortized cost ratio in the 90%-99% range are typically securities that have been impacted by increases in market interest rates or credit spreads. Securities in the 80%-89% range are typically securities that have been impacted by increased market yields, specific credit concerns or both. These securities are closely monitored to ensure that the impairment is not other-than-temporary.

Securities with a fair value to amortized cost ratio less than 80% are considered potentially distressed securities and are subject to rigorous ongoing review. As of December 31, 2005, there were three issues with a fair value to amortized cost ratio of less than 80%, for less than six months. These securities had a carrying value of $6,553 and unrealized losses of $1,894. Based on the Company's evaluation of theses issues and the Company's ability to hold the investments for a reasonable period of time sufficient for recovery of fair value, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2005.

The table below summarizes the fixed maturity securities with unrealized losses as of December 31, 2005.

 Fair Value to
Amortized Cost         Amortized              Fair               Unrealized
  Ratio                  Cost                 Value                Losses               %
  -----                  ----                 -----                ------              ---
90%-99%              $   1,469,231       $     1,430,765         $    38,466          94.0%
80%-89%                      4,661                 4,104                 557           1.4%
Below 80%                    8,447                 6,553               1,894           4.6%
                     -------------       ---------------         -----------         ------
        Total        $   1,482,339       $     1,441,422         $    40,917         100.0%
                     =============       ===============         ===========         ======

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

SUMMARY OF COST AND FAIR VALUE INFORMATION FOR SECURITIES
The following table provides amortized cost and fair value of investments in securities available for sale at December 31, 2005.

                                                                                         Gross
                                                                  Amortized            Unrealized               Fair
                                                                    Cost             Gains      Losses          Value
                                                                    ----             -----      ------          -----
Bonds:
  U.S. Treasury securities & obligations of U.S. Government    $     102,323     $  1,896      $    646     $     103,573
  Federal agencies(10                                                172,305          796         2,279           170,822
  Federal agency issued mortgage-backed securities(1)                363,631        1,416         6,354           358,693
  Corporate obligations                                            1,817,757       69,321        26,805         1,860,273
  Corporate private-labeled mortgage-backed securities               190,163          861         1,896           189,128
  Other                                                              184,692        1,177         2,936           182,933
Redeemable preferred stocks                                               55            -             1                54
                                                               -------------     --------      --------     -------------
Fixed maturity securities                                          2,830,926       75,467        40,917         2,865,476
Equity securities                                                     52,143        1,565           933            52,775
                                                               -------------     --------      --------     -------------
     Total                                                     $   2,883,069     $ 77,032      $ 41,850     $   2,918,251
                                                               =============     ========      ========     =============

The following table provides amortized cost and fair value of investments in securities available for sale at December 31, 2004.

                                                                                         Gross
                                                                  Amortized            Unrealized               Fair
                                                                    Cost           Gains        Losses          Value
                                                                    ----           -----        ------          -----
Bonds:
  U.S. Treasury securities & obligations of U.S. Government    $     154,149     $   4,696     $    352     $     158,493
  Federal agencies(1)                                                172,568         1,818        1,420           172,966
  Federal agency issued mortgage-backed securities(1)                516,645         4,879        2,979           518,545
  Corporate obligations                                            1,729,907       101,026       11,970         1,818,963
  Corporate private-labeled mortgage-backed securities               183,475         2,270          409           185,336
  Other                                                              106,964         2,325        1,552           107,737
Redeemable preferred stocks                                               73             1            -                74
                                                               -------------     ---------     --------     -------------
Fixed maturity securities                                          2,863,781       117,015       18,682         2,962,114
Equity securities                                                     61,812         1,883          596            63,099
                                                               -------------     ---------     --------     -------------
     Total                                                     $   2,925,593     $ 118,898     $ 19,278     $   3,025,213
                                                               =============     =========     ========     =============

The Company held non-income producing securities with a carrying value of $760 at December 31, 2005 (2004 - $218).

------------
(1) Federal agency securities are not backed by the full faith and credit of the U.S. Government.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The table below provides sales of investment securities available for sale, excluding maturities and calls, for the year ended December 31. Realized gains and losses on the sale of investments are determined on the basis of specific security identification.

                                  2005           2004            2003
                               ---------     -----------     -------------
Proceeds                       $ 181,613     $   163,825     $     205,885
Gross realized gains               3,991           8,545             9,467
Gross realized losses              6,009           8,237            20,443

The Company did not hold securities of any corporation and its affiliates that exceeded 10% of stockholders' equity.

No derivative financial instruments were or are currently employed.

The Company is exposed to risk that issuers of securities owned by the Company will default or that interest rates or credit spreads will change and cause a decrease in the value of its investments. With mortgage-backed securities, the Company is also exposed to prepayment and extension risks. As interest rates change, the rate at which these securities pay down principal may change. These risks are mitigated by investing in high-grade securities and managing the maturities and cash flows of investments and liabilities.

CONTRACTUAL MATURITIES
The following table provides the distribution of maturities for fixed maturity investment securities available for sale as of December 31, 2005. Expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.

                                                 Amortized            Fair
                                                   Cost               Value
                                                   ----               -----
Due in one year or less                      $        68,132     $         67,986
Due after one year through five years                571,305              568,815
Due after five years through ten years               738,185              742,181
Due after ten years                                  788,977              826,685
Mortgage-backed securities                           664,327              659,809
                                             ---------------     ----------------

                                             $     2,830,926     $      2,865,476
                                             ===============     ================

MORTGAGE LOANS
Most of the Company's mortgage loans are secured by commercial real estate and are carried net of a valuation reserve of $3,478 (2004 - $4,368). The valuation reserve for mortgage loans is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation and assessment of the adequacy of the valuation reserve is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions and other relevant factors. No mortgage loans were foreclosed upon and transferred to real estate investments during the past two years. Also, there were no delinquent mortgage loans at December 31, 2005. The Company does not hold mortgage loans of any borrower that exceeds 5% of stockholders' equity.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The following table provides mortgage portfolio is diversified geographically and by property type at December 31.

                                      2005                               2004
                            ------------------------        ------------------------------
                             Carrying          Fair             Carrying             Fair
                              Amount           Value             Amount              Value
                             --------          -----            --------             -----
GEOGRAPHIC REGION:
   East north central       $  25,295      $  23,535        $     24,152     $      25,382
   Mountain                    61,391         62,746              59,915            62,148
   Pacific                    135,809        141,569             133,240           137,348
   West south central          88,424         90,725              89,996            92,955
   West north central         110,098        106,221              89,433            90,878
   Other                       41,129         45,070              38,264            39,258
   Valuation reserve           (3,478)        (3,478)             (4,368)           (4,368)
                            ---------      ---------        ------------     -------------
                            $ 458,668      $ 466,388        $    430,632     $     443,601
                            =========      =========        ============     =============
PROPERTY TYPE:
   Industrial               $ 256,113      $ 263,379        $    250,022     $     258,340
   Retail                         749            749               1,640             1,656
   Office                     180,727        181,124             158,991           163,532
   Other                       24,557         24,614              24,347            24,441
   Valuation reserve           (3,478)        (3,478)             (4,368)           (4,368)
                            ---------      ---------        ------------     -------------
                            $ 458,668      $ 466,388        $    430,632     $     443,601
                            =========      =========        ============     =============

The Company has commitments to originate mortgage loans of $18.0 million at December 31, 2005. These commitments expire in 2006.

REAL ESTATE

The table below provides information concerning the Company's real estate investments as of December 31.

                                        2005                2004
                                      --------           ----------
Land                                  $ 18,802           $   14,547
Buildings                               63,886               75,226
   Less accumulated depreciation       (24,088)             (24,057)
                                      --------           ----------
      Real estate, commercial           58,600               65,716
      Real estate, joint ventures       23,270               25,803
                                      --------           ----------
                                      $ 81,870           $   91,519
                                      ========           ==========

Investment real estate, other than foreclosed properties, is depreciated on a straight-line basis over periods ranging from 10 to 50 years.

The Company held non-income producing real estate of $21,142, consisting of properties under development at December 31, 2005 (2004 - $12,375).

The Company has commitments to purchase real estate investments of $2.4 million at December 31, 2005. These commitments expire in 2006.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

3. UNPAID ACCIDENT AND HEALTH CLAIMS LIABILITY

The liability for unpaid accident and health claims is included with "Policy and contract claims" on the Consolidated Balance Sheets. Claim adjustment expenditures are expensed as incurred and were not material in any year presented. Activity in the liability follows.

                                          2005             2004              2003
                                       ----------      ------------       -----------
Gross liability at
   beginning of year                   $    8,605      $      8,623       $     8,140
Less reinsurance recoverable               (4,207)           (3,579)           (2,552)
                                       ----------      ------------       -----------
Net liability                               4,398             5,044             5,588
Net liability acquired with
   GuideOne acquisition                         -                 -               768
                                       ----------      ------------       -----------
Net liability at
   beginning of year                        4,398             5,044             6,356
                                       ----------      ------------       -----------
Incurred benefits related to:
   Current year                            20,287            25,449            32,468
   Prior years (1)                           (319)              842              (915)
                                       ----------      ------------       -----------
Total incurred benefits                    19,968            26,291            31,553
                                       ----------      ------------       -----------

Paid benefits related to:
   Current year                            17,767            21,210            28,172
   Prior years                              3,612             5,727             4,693
                                       ----------      ------------       -----------
Total paid benefits                        21,379            26,937            32,865
                                       ----------      ------------       -----------
Net liability at end of year                2,987             4,398             5,044
Plus reinsurance recoverable                3,999             4,207             3,579
                                       ----------      ------------       -----------
Gross liability at end of year         $    6,986      $      8,605       $     8,623
                                       ==========      ============       ===========

-----------
(1) The incurred benefits related to prior years' unpaid accident and health claims reflect the (favorable) unfavorable development of these liabilities.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

4. NOTES PAYABLE

The following table provides information for Notes Payable as of December 31.

                                                                                        2005             2004
                                                                                    -------------     -----------
Federal Home Loan Bank (FHLB) loans with various maturities and a weighted average interest rate, currently 4.62%, secured by
   mortgage-backed securities totaling $109,328.                                    $      26,214     $    88,365

One real estate loan with an interest rate of 7.50% to mature in 2010,
   secured by the property.                                                                   610           1,397

Note payable paid in June 2005, related to the purchase of GuideOne Life
   Insurance Company.                                                                           -           2,000

One construction loan related to investment properties dated December
   2003 with an interest rate of 8.00%, forgiven when construction of
   the building is complete.                                                                  458             458
                                                                                    -------------     -----------
                                                                                    $      27,282     $    92,220
                                                                                    =============     ===========

As a member of the FHLB with a capital investment of $6.6 million, the Company has the ability to borrow on a collateralized basis from the FHLB. The Company earned a 3.01% average rate on the capital investment in the FHLB for 2006.

The Company has unsecured revolving lines of credit of $60.0 million with two major commercial banks with no balances outstanding, and which are at variable interest rates - currently at 4.70%. Both lines of credit will expire during 2006, and it is expected that the Company will renew these facilities.

With the exception of the real estate and construction loans, all borrowings are used to enhance liquidity and investment strategies. Interest paid on all borrowings equaled $2,129 (2004 - $1,574; 2003 - $1,961). The interest expense on all borrowings totaled $1,978 (2004 - $1,694; 2003 - $1,925).

Maturities on notes payable are as follows in millions: $26.7 due in 2006; none due in 2007, 2008 or 2009, and $0.6 due in 2010.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

5. STATUTORY INFORMATION AND STOCKHOLDER DIVIDENDS RESTRICTION

The table below provides the Company's net gain from operations, net income, unassigned surplus (retained earnings) and capital and surplus (stockholders' equity), on the statutory basis used to report to regulatory authorities for the years ended December 31.

                                             2005               2004                 2003
                                         ------------      ---------------        -----------
Net gain from operations                 $     49,500      $        35,064        $   101,978

Net income                                     48,668               79,394             83,512

Unassigned surplus at December 31             408,144              357,123            293,804

Capital and surplus at December 31            339,961              290,288            226,024

Stockholder dividends may not exceed statutory unassigned surplus. Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance in order to pay dividends in any consecutive twelve-month period exceeding the greater of statutory net gain from operations for the preceding year or 10% of statutory stockholders' equity at the end of the preceding year. The maximum payable in 2006 without prior approval is $49,500, the statutory net gain from operations in 2005. The Company believes these statutory limitations impose no practical restrictions on its dividend payment plans.

The Company is required to deposit a defined amount of assets with state regulatory authorities. Such assets had an aggregate carrying value of $12,000 at December 31, 2005 (2004 - $19,000; 2003 - $20,000).

6. INCOME TAXES

The following tables provide information about income taxes and a reconciliation of the federal income tax rate to the Company's effective income tax rate for the years ended December 31.

                                             2005               2004                 2003
                                         -----------       ------------           ------------
Current income tax expense               $     6,353       $     11,796           $      9,580
Deferred income tax expense (benefit)          7,088             12,200                (15,142)
                                         -----------       ------------           ------------
Total income tax expense (benefit)       $    13,441       $     23,996           $     (5,562)
                                         ===========       ============           ============

                                             2005               2004                 2003
                                         -----------       ------------           ------------
Federal income tax rate                           35%                35%                    35%
Tax credits                                       (6)                (5)                   (41)
Prior years' taxes, including federal
   taxes relating to closed tax years              -                  -                    (51)
Other permanent differences                       (2)                (1)                    (3)
                                         -----------       ------------           ------------
Effective income tax rate                         27%                29%                   (60)%
                                         ===========       ============           ============

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

Presented below are tax effects of temporary differences that result in significant deferred tax assets and liabilities at December 31.

                                                     2005            2004
                                                 -----------      ----------
Deferred tax assets:
   Future policy benefits                        $    53,445      $   58,399
   Employee retirement benefits                       20,669          22,973
   Tax carryovers                                      3,855           2,860
   Other                                               1,638           1,860
                                                 -----------      ----------
Gross deferred tax assets                             79,607          86,092
Less: Valuation allowance                                 (8)              -
                                                 -----------      ----------
      Net deferred tax assets                         79,599          86,092
Deferred tax liabilities:
   Basis differences between tax and
      GAAP accounting for investments                 11,351          10,874
   Unrealized investment gains                         9,454          28,066
   Capitalization of deferred acquisition
      costs, net of amortization                      49,562          46,878
   Value of business acquired                         31,327          33,899
   Property and equipment, net                         8,038           7,906
   Other                                               8,041           8,442
                                                 -----------      ----------
Gross deferred tax liabilities                       117,773         136,065
                                                 -----------      ----------
   Net deferred tax liability                         38,174          49,973
   Current tax liability                               1,981           3,730
                                                 -----------      ----------
      Income taxes payable                       $    40,155      $   53,703
                                                 ===========      ==========

A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable. Based predominately upon review of our anticipated future earnings and reversal of future taxable differences, in management's opinion, it is more likely than not that the Company will realize the benefit of its deferred tax asset, except for the $8 thousand valuation allowance provided for in 2005. The valuation allowance relates to state income taxes.

Federal income taxes paid this year were $6,054 (2004 - $5,593, 2003 - $8,442).

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a tax account designated as "Policyholders' Surplus." The American Jobs Creation Act of 2004 was passed on October 22, 2004. This Act allows for the Policyholders' Surplus to be distributed without being subject to tax. These distributions must be made during the 2005 or 2006 tax years. Under this Act, the Company expects to distribute the majority of the balance in Policyholders' Surplus account during this time frame. During 2005, the Company distributed approximately $22.4 million from Policyholders' Surplus. As of the end of 2005, the Company has approximately $45.2 million of untaxed "Policyholders' Surplus." Should the balance in the Policyholders' Surplus become taxable, the tax computed at current rates would approximate $15.8 million.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The income tax expense is recorded in various places in the Company's financial statements, as detailed below, for the years ended December 31.

                                             2005               2004                  2003
                                         -----------        -----------           ------------
Income tax expense (benefit)             $    13,441        $    23,996           $     (5,562)
Stockholders' equity:
   Related to:
      Unrealized gains, net                  (18,612)             2,808                 24,504
      Change in minimum
         pension liability                        (2)            (1,294)                 1,265
                                         -----------        -----------           ------------
Total income tax expense
   included in financial statements      $    (5,173)       $    25,510           $     20,207
                                         ===========        ===========           ============

7. PENSIONS AND OTHER POSTRETIREMENT BENEFITS

The Company has pension and other postretirement benefit plans covering substantially all its employees. December 31 was used as the measurement date for these plans.

The Kansas City Life Pension Plan was amended and restated effective January 1, 1998 as the Kansas City Life Cash Balance Pension Plan. Plan benefits are based on a cash balance account consisting of credits to the account based upon an employee's years of service, compensation and interest credits on account balances calculated using the greater of the average 30-year Treasury bond rate for November of each year or 5.5%. The benefits expected to be paid in each year from 2006 through 2010 are $8,300, $7,700, $9,000, $11,300, and $9,400 respectively. The aggregate benefits expected to be paid in the five years from 2011 through 2015 are $63,900. The expected benefits to be paid are based on the same assumptions used to measure the Company's benefit obligation at December 31, 2005 and include estimated future employee service. The 2006 contribution for the plan cannot be reasonably estimated at this time. The asset allocation of the fair value of pension plan assets at December 31 was:

                                             2005               2004
                                         -----------        -----------
ASSET CATEGORY
Debt securities                               32%                45%
Equity securities                             67%                53%
Cash equivalents                               1%                 2%

This allocation of pension assets is within the targeted mix by asset class. The strategic goal is to achieve an optimal rate of return at an acceptable level of investment risk in order to provide for the payment of benefits.

The current assumption for the expected long-term rate of return on plan assets is 8.0%. This assumption is determined by analyzing: 1) historical average returns, 2) historical data on the volatility of returns, 3) current yields available in the marketplace, 4) actual returns on plan assets, and 5) current and anticipated future allocation among asset classes. The asset classes used for this analysis are large cap equities, investment grade corporate bonds and cash. The overall rate is derived as a weighted average of the estimated long-term returns on the asset classes represented in the investment portfolio of the plan.

The assumed discount rate for pension benefits is 5.50%, and 5.75% for other postretirement benefits. The discount rates were determined by reference to the AA finance corporate bond index yield curve on December 31, 2005, as published by Bloomberg L.P. Specifically, the yield curve was converted to spot rates to determine the rates on zero coupon securities of the same quality at various maturities. By discounting benefit cash flows at these rates, a notional amount equal to the market value of a cash flow defeasing a portfolio of AA finance corporate bonds was determined. The discount rate for benefits was calculated as a single rate giving the same discounted value as the notional amount.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The postretirement medical plans for the employees, full-time agents, and their dependents are contributory with contributions adjusted annually. The benefits expected to be paid in each year from 2006 through 2010 are $770, $870, $980, $1,050, and $1,140 respectively. The aggregate benefits expected to be paid in the five years from 2011 through 2015 are $7,420. The expected benefits to be paid are based on the same assumptions used to measure the Company's benefit obligation at December 31, 2005. The 2006 contribution for the plan is estimated to be $770. The Company pays these medical costs as due and the plan incorporates cost-sharing features.

The postretirement life insurance plan is non-contributory with level annual payments over the participants' expected service periods. The plan covers only those employees with at least one year of service as of December 31, 1997. The benefits in this plan are frozen using the employees' years of service and compensation as of December 31, 1997.

Non-contributory defined contribution retirement plans for general agents and eligible sales agents provide supplemental payments based upon earned agency first year individual life and annuity commissions. Contributions to these plans were $106 (2004 - $106; 2003 - $132). Non- contributory deferred compensation plans for eligible agents based upon earned first year commissions are also offered. Contributions to these plans were $503 (2004 - $500; 2003 - $614).

Savings plans for eligible employees and agents match employee and agent contributions up to 6% of salary and 2.5% of agents' prior year paid commissions, respectively. Contributions to the plan were $1,468 (2004 - $1,454; 2003 - $1,437). The Company may contribute an additional profit sharing amount up to 4% of salary for eligible employees, depending upon corporate profits. The Company made no profit sharing contribution this year or in the prior two years.

A non-contributory trusteed employee stock ownership plan covers substantially all salaried employees. No contributions have been made to this plan since 1992.

On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act ("the Act") was signed into law. The Act includes a federal subsidy to sponsors of retiree health plans that provide a prescription drug benefit that is at least actuarially equivalent to the benefit to be provided under Medicare Part D. As of December 31, 2004, the Company evaluated the provisions of the Act and determined that the benefits provided by the Company's postretirement benefit plans were actuarially equivalent thereto, and estimated the accumulated postretirement benefit obligation ("APBO") to incorporate the impact of the Act. As of December 31, 2004, the estimated reduction to the APBO was $7.1 million, and this change did not have a material impact on the net periodic postretirement benefit cost for the year ended December 31, 2004. This change decreased the 2005 net periodic benefit cost by $0.5 million.

On June 17, 2005, the Company amended the Kansas City Life Insurance Company Employee Benefits Plan and the Kansas City Life Insurance Company Agent and General Agent Health and Dental Plan ("the Plans"), to eliminate prescription drug coverage as of January 1, 2006. Since prescription drug coverage to retirees will become available under the Act on January 1, 2006, participants of the Plans will be able to obtain coverage under the Medicare Prescription Drug Plan as of this date. At the same time, the Company has elected to reduce required retiree premium payments to the Plans.

A re-measurement of the APBO was calculated for the amendment to the Plans and the reduced retiree premium payments. The change in the APBO resulted in a decrease of $0.9 million in the net periodic postretirement benefit cost for the year ended December 31, 2005.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

                                                        Pension Benefits                Other Benefits
                                                 ---------------------------     ---------------------------
                                                     2005           2004            2005             2004
                                                 -----------     -----------     ----------       ----------
Accumulated benefit obligation                   $   131,302     $   128,221     $        -       $        -
                                                 -----------     -----------     ----------       ----------
CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year   $   103,024     $    94,037     $    1,042       $    1,209
Return on plan assets                                  7,159           9,559             53                6
Company contributions                                  6,679           6,113              -                -
Benefits paid                                         (7,692)         (6,685)          (111)            (173)
                                                 -----------     -----------     ----------       ----------
   Fair value of plan assets at end of year      $   109,170     $   103,024     $      984       $    1,042
                                                 ===========     ===========     ==========       ==========
CHANGE IN PROJECTED BENEFIT OBLIGATION:
Benefit obligation at beginning of year          $   132,883     $   121,700     $   22,903       $   28,237
Service cost                                           2,246           2,214            598              771
Interest cost                                          7,341           7,283          1,099            1,502
Plan amendments                                            -               -         (4,159)               -
Medicare Part D subsidy recognition                        -               -              -           (7,075)
Actuarial loss                                         1,735           8,371          5,721              740
Benefits paid                                         (7,692)         (6,685)        (1,106)          (1,272)
                                                 -----------     -----------     ----------       ----------
   Benefit obligation at end of year             $   136,513     $   132,883     $   25,056       $   22,903
                                                 ===========     ===========     ==========       ==========
Plan underfunding                                $   (27,343)    $   (29,859)    $  (24,072)      $  (21,861)
Unrecognized actuarial loss                           48,313          48,405          5,988              268
Unrecognized prior service cost                       (3,263)         (3,911)        (3,956)               -
                                                 -----------     -----------     ----------       ----------
   Prepaid (accrued) benefit cost                $    17,707     $    14,635     $  (22,040)      $  (21,593)
                                                 ===========     ===========     ==========       ==========
AMOUNTS RECOGNIZED IN THE
   CONSOLIDATED BALANCE SHEET:
Accrued benefit liability                        $   (22,132)    $   (25,197)    $  (22,040)      $  (21,593)
Accumulated other comprehensive income                39,839          39,832              -                -
                                                 -----------     -----------     ----------       ----------
   Net amount recognized                         $    17,707     $    14,635     $  (22,040)      $  (21,593)
                                                 ===========     ===========     ==========       ==========
WEIGHTED AVERAGE ASSUMPTIONS:
Discount rate                                           5.50%           5.75%          5.75%            5.75%
Expected return on plan assets                          8.00            8.00           5.50             5.50
Rate of compensation increase                           3.75            4.00              -                -

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The assumed growth rate of health care costs has a significant effect on the benefit amounts reported, as the table below demonstrates.

                                              One Percentage Point
                                           Change in the Growth Rate
                                             Increase     Decrease
                                             --------     --------
Service and interest cost components          $  350      $  (279)
Postretirement benefit obligation              4,581       (3,784)

The following table provides the components of net periodic benefits cost.

                                                      Pension Benefits                                Other Benefits
                                          -----------------------------------------       -------------------------------------
                                             2005           2004            2003             2005         2004          2003
                                          ----------     ---------      -----------       ---------     ---------     ---------
Service cost                              $    2,246     $   2,214      $     2,335       $     598     $     771     $     755
Interest cost                                  7,341         7,283            7,215           1,099         1,502         1,406
Expected return on plan assets                (8,064)       (7,425)          (6,441)            (57)          (66)          (76)
Amortization of:
   Unrecognized actuarial loss                 2,731         2,870            3,321               6            92            26
   Unrecognized prior service cost              (647)         (647)            (647)           (204)            -             -
   Unrecognized net transition asset               -             -                -               -             -             -
                                          ----------     ---------      -----------       ---------     ---------     ---------
Net periodic benefits cost                $    3,607      $  4,295      $     5,783        $  1,442     $   2,299     $   2,111
                                          ==========     =========      ===========       =========     =========     =========

For measurement purposes, a 12.0% annual increase in the per capita cost of covered health care benefits was assumed to decrease gradually to 6% in 2018 and thereafter.

8. SEGMENT INFORMATION

The Company has three reportable business segments, which are defined based on the nature of the products and services offered: Individual Insurance, Group Insurance and Old American. The Individual Insurance segment consists of individual insurance products for both Kansas City Life and Sunset Life. The Individual Insurance segment is marketed through a nationwide sales force of independent general agents. The Group Insurance segment consists of sales of group life, group disability, stop loss and dental products. This segment is marketed through a nationwide sales force of independent general agents, group brokers and third-party marketing arrangements. Old American consists of individual insurance products designed primarily as final expense products. These products are marketed through a nationwide general agency sales force with exclusive territories, using direct response marketing to supply agents with leads.

As of year-end 2005, the Company's reportable segments have been redefined from prior reports where Sunset Life was identified and reported as a separate operating segment. In this and future reports, the results of Sunset Life are combined with the individual insurance business of Kansas City Life, into the Individual Insurance segment. To improve the efficiency of marketing efforts, the Sunset Life sales force has been integrated into the Kansas City Life sales force by appointing Sunset Life agents as agents of Kansas City Life effective January 1, 2006. While Sunset Life will continue as a life insurance company with its current block of business, its operating results are combined with the individual insurance business of Kansas City Life since the nature of the products and services, the types of customers and distribution methods are essentially the same as that of Kansas City Life. The segment reporting of prior years has been restated for the change in the reportable segments.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

Separate investment portfolios are maintained for each of the three life insurance companies of the Company. However, investments are allocated to the Group Insurance segment based upon its cash flows. Its investment income is modeled using the year of investment method. Home office functions are fully integrated for the three companies in order to maximize economies of scale. Therefore, operating expenses are allocated to the segments based upon internal cost studies, which are consistent with industry cost methodologies.

Inter-segment revenues are not material. The Company operates solely in the United States and no individual customer accounts for 10% or more of the Company's revenue.

                                                    Individual          Group              Old
                                                     Insurance        Insurance          American           Total
                                                    ----------        ---------          --------           -----
2005:
Customer revenues                                  $   141,803         $ 41,531         $   66,017       $   249,351
Net investment income                                  181,311              233             13,064           194,608
Segment income (loss)                                   33,639           (2,384)             4,929            36,184
Other significant non-cash items:
   Policyholder benefits and interest credited
      to policyholder account balances                 197,931           25,950             44,449           268,330
   Amortization of deferred acquisition
      costs and value of business acquired              29,011                -             13,418            42,429
Interest expense                                         1,824                -                593             2,417
Income tax expense (benefit)                            12,383           (1,022)             2,080            13,441
Segment assets                                       4,171,183            6,671            381,165         4,559,019
Expenditures for other long-lived assets                 1,185               23                 35             1,243

2004:
Customer revenues                                  $   146,047         $ 44,696         $   67,826       $   258,569
Net investment income                                  184,393              323             13,259           197,975
Segment income (loss)                                   53,105           (1,855)             6,437            57,687
Other significant non-cash items:
   Policyholder benefits and interest credited
      to policyholder account balances                 209,551           27,959             44,142           281,652
   Amortization of deferred acquisition
      costs and value of business acquired              29,779                -             13,698            43,477
Interest expense                                         1,797                -                396             2,193
Income tax expense (benefit)                            22,761             (795)             2,030            23,996

Segment assets                                       4,250,635            4,858            410,653         4,666,146
Expenditures for other long-lived assets                 1,829               45                 34             1,908

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

                                                       Individual          Group              Old
                                                        Insurance        Insurance          American           Total
                                                       ----------        ---------          --------           -----
2003:
Customer revenues                                     $   160,336         $ 52,370         $  69,325        $   282,031
Net investment income                                     180,598              281            13,884            194,763
Segment income (loss)                                      16,071           (4,004)            2,726             14,793
Other significant non-cash items:
   Policyholder benefits and interest credited
      to policyholder account balances                    215,974           35,727            48,491            300,192
   Amortization of deferred acquisition
      costs and value of business acquired                 26,389                -            14,035             40,424
Interest expense                                            2,182                -               428              2,610
Income tax expense (benefit)                               (4,538)          (1,716)              692             (5,562)

Segment assets                                          4,126,389            6,731           416,567          4,549,687
Expenditures for other long-lived assets                    2,245               81                75              2,401

ENTERPRISE-WIDE DISCLOSURES

                                                                  2005                 2004            2003
                                                             -------------         -----------     -----------
Customer revenues by line of business:
     Traditional individual insurance products, net          $      82,763         $    91,569     $   112,629
     Interest sensitive products                                    97,506              98,415          93,023
     Variable life insurance and annuities                          17,239              17,295          16,983
     Group life and disability products, net                        41,531              42,822          50,009
     Group ASO services                                                  -               1,672           2,191
     Other                                                          10,312               6,796           7,196
                                                             -------------         -----------     -----------
          Total                                              $     249,351         $   258,569     $   282,031
                                                             =============         ===========     ===========

9. PROPERTY AND EQUIPMENT

Property and equipment are stated at cost and depreciated over estimated useful lives using the straight-line method. The home office is depreciated over 25 to 50 years and furniture and equipment is depreciated over 3 to 10 years. The table below provides information as of December 31.

                                             2005               2004
                                         -----------        -----------
Land                                     $       766        $       766
Home office complex                           20,180             20,385
Furniture and equipment                       44,157             43,371
                                         -----------        -----------
                                              65,103             64,522

Less accumulated depreciation                (35,149)           (32,927)
                                         -----------        -----------
                                         $    29,954        $    31,595
                                         ===========        ===========

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

10. REINSURANCE

The table below provides information about reinsurance for the years ended December 31.

                                                  2005             2004            2003
                                              -----------      -----------      ----------
LIFE INSURANCE IN FORCE (IN MILLIONS):
   Direct                                     $    28,943      $    28,815      $   28,914
   Ceded                                          (13,354)         (12,760)        (12,039)
   Assumed                                          2,006            2,165           3,302
                                              -----------      -----------      ----------
      Net                                     $    17,595      $    18,220      $   20,177
                                              ===========      ===========      ==========
PREMIUMS:
Life insurance:
   Direct                                     $   131,565      $   136,749      $  152,407
   Ceded                                          (45,301)         (43,609)        (39,148)
   Assumed                                          4,141            4,855           5,029
                                              -----------      -----------      ----------
      Net                                     $    90,405      $    97,995      $  118,288
                                              ===========      ===========      ==========

Accident and health:
   Direct                                     $    44,185      $    46,821      $   53,875
   Ceded                                          (10,296)         (10,881)         (9,682)
   Assumed                                              -              456             157
                                              -----------      -----------      ----------
      Net                                     $    33,889      $    36,396      $   44,350
                                              ===========      ===========      ==========

Old American has a coinsurance agreement that reinsures certain whole life policies issued by Old American prior to December 1, 1986. These policies had a face value of $62.6 million as of this year-end. The reserve for future policy benefits ceded under this agreement was $30,682 (2004 - $33,222).

Kansas City Life acquired a block of traditional life and universal life products in 1997. As of this year-end, the block had $2.0 billion of life insurance in force (2004 - $2.1 billion). The block generated life insurance premiums of $2,322 net of reinsurance (2004 - $2,838).

Sunset Life entered into a yearly renewable term reinsurance agreement January 1, 2002, whereby it ceded 80% of its retained mortality risk on traditional and universal life policies. As of this year-end the insurance in force ceded approximates $2.3 billion (2004 - $2.5 billion) and premiums totaled $8,706.

The maximum retention on any one life is $350 thousand for ordinary life plans and $100 thousand for group coverage. A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts. Reinsurers' solvency is reviewed annually.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

11. COMPREHENSIVE INCOME

Comprehensive income is comprised of net income and other comprehensive income
(loss), which includes unrealized gains or losses on securities available for sale (net of reclassification adjustments for realized investment gains or losses) net of deferred acquisition costs, and the change in the additional minimum pension liability, as shown below for the years ended December 31.

                                                         Unrealized              Minimum
                                                         Gain (Loss)             Pension
                                                        on Securities           Liability              Total
                                                        -------------           ---------              -----
2005:
Unrealized losses arising during the year              $     (66,050)           $       -           $   (66,050)
Less: Realized losses included in net income                  (1,613)                   -                (1,613)
                                                       -------------            ---------           -----------
Net unrealized losses                                        (64,437)                   -               (64,437)
Increase in minimum pension liability                              -                   (6)                   (6)
Effect on DAC                                                  4,689                    -                 4,689
Effect on VOBA                                                    95                    -                    95
Policyholder account balances                                  6,408                    -                 6,408
Deferred income taxes                                         18,612                    2                18,614
                                                       -------------            ---------           -----------
Other comprehensive loss                               $     (34,633)           $      (4)              (34,637)
                                                       =============            =========           -----------
   Net income                                                                                            36,184
                                                                                                    -----------
    Comprehensive income                                                                            $     1,547
                                                                                                    ===========

2004:
Unrealized gains arising during the year               $      14,632            $       -           $    14,632
Less: Realized gains included in net income                      490                    -                   490
                                                       -------------            ---------           -----------
Net unrealized gains                                          14,142                    -                14,142
Increase in minimum pension liability                              -               (3,698)               (3,698)
Effect on DAC                                                 (1,220)                   -                (1,220)
Effect on VOBA                                                (1,522)                   -                (1,522)
Policyholder account balances                                 (3,375)                   -                (3,375)
Deferred income taxes                                         (2,808)               1,294                (1,514)
                                                       -------------            ---------           -----------
Other comprehensive income (loss)                      $       5,217            $  (2,404)                2,813
                                                       =============            =========           -----------
   Net income                                                                                            57,687
                                                                                                    -----------
Comprehensive income                                                                                $    60,500
                                                                                                    ===========

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

                                                        Unrealized             Minimum
                                                        Gain (Loss)            Pension
                                                       on Securities          Liability                 Total
                                                       -------------          ---------                 -----
2003:
Unrealized gains arising during the year              $       43,616         $          -             $  43,616
Less: Realized losses included in net income                 (39,231)                   -               (39,231)
                                                      --------------         ------------             ---------
Net unrealized gains                                          82,847                    -                82,847
Decrease in minimum pension liability                              -                3,615                 3,615
Effect on DAC                                                 (4,768)                   -                (4,768)
Policyholder account balances                                 (8,070)                   -                (8,070)
Deferred income taxes                                        (24,504)              (1,265)              (25,769)
                                                      --------------         ------------             ---------
Other comprehensive income                            $       45,505         $      2,350                47,855
                                                      ==============         ============
   Net income                                                                                            14,793
                                                                                                      ---------
   Comprehensive income                                                                               $  62,648
                                                                                                      =========

The following table provides accumulated balances related to each component of accumulated other comprehensive income (loss).

                                                         Unrealized            Minimum
                                                         Gain (Loss)           Pension
                                                        on Securities         Liability              Total
                                                        -------------         ---------              -----
2004:
Beginning of year                                      $       46,905        $    (23,487)           $   23,418
Other comprehensive income (loss)                               5,217              (2,404)                2,813
                                                       --------------        ------------            ----------
End of year                                                    52,122             (25,891)               26,231

2005:
Other comprehensive income (loss)                             (34,633)                 (4)              (34,637)
                                                       --------------        ------------            ----------
End of year                                            $       17,489        $    (25,895)           $   (8,406)
                                                       ==============        ============            ==========

12. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts for cash, short-term investments and policy loans, as reported in the accompanying balance sheet, approximate their fair values. The fair values for securities were based on quoted market prices, where available. For those securities not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of private placements, were estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Fair values for mortgage loans were based upon discounted cash flow analyses using an interest rate assumption above comparable U.S. Treasury rates. The fair value of bank deposits, checking, savings and money market accounts was the amount payable on demand.

Fair values for liabilities under investment-type insurance contracts, included with policyholder account balances for fixed deferred annuities and with other policyholder funds for supplementary contracts without life contingencies, were estimated to be their cash surrender values.

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

Fair values for the Company's insurance contracts other than investment contracts were not required to be disclosed. However, the fair values of liabilities under all insurance contracts were taken into consideration in the Company's overall management of interest rate risk.

At year-end 2005, all of the Company's notes payable had a carrying value which approximated their fair value. The Company's other liabilities are generally short-term in nature and their carrying value approximates their fair value.

Following are the carrying amounts and fair values of financial instruments as of December 31.

                                                         2005                                       2004
                                             ------------------------------           ----------------------------------
                                              Carrying             Fair                 Carrying               Fair
                                               Amount              Value                 Amount                Value
                                              --------             -----                --------               -----
INVESTMENTS:
   Securities available for sale             $ 2,918,251        $ 2,918,251           $   3,025,213        $   3,025,213
   Mortgage loans                                458,668            466,388                 430,632              443,601
LIABILITIES:
   Individual and group annuities            $ 1,131,297        $ 1,096,429           $   1,127,902        $   1,091,570
   Notes payable                                  27,282             27,282                  92,220               92,220
   Bank deposits                                  47,608             47,608                  53,600               53,600
   Supplementary contracts
      without life contingencies                  75,100             75,100                  80,700               80,700

13. QUARTERLY CONSOLIDATED FINANCIAL DATA (unaudited)

The unaudited quarterly results of operations for the years ended December 31, 2005 and 2004 are summarized in the table below.

                                         First            Second              Third             Fourth
                                         -----            ------              -----             ------
2005:
Total revenues                    $     114,270     $      109,213     $     109,058     $      117,531

Net income                                7,960              8,425             8,902             10,897

Per common share,
   basic and diluted                       0.67               0.71              0.75               0.90

2004:
Total revenues                    $     117,746     $      113,207     $     117,738     $      153,782

Net income                                5,595              7,522            11,533             33,037

Per common share,
   basic and diluted                       0.47               0.63              0.97               2.76

                       KANSAS CITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

14. COMMITMENTS

In the normal course of business, the Company has open purchase and sale commitments. At December 31, 2005, the Company had purchase commitments to fund mortgage loans and other investments of $20.4 million and no sales commitments. Subsequent to December 31, 2005, the Company entered into commitments to fund additional mortgage loans of $3.7 million, a purchase of real estate investments for $0.2 million, and a real estate sale contract for $0.6 million. See Subsequent Events Note 17 concerning the purchase of $41.3 million in real estate investments.

15. CONTINGENT LIABILITIES

The life insurance industry, including the Company, has been subject to an increase in litigation in recent years. Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.

Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, would have no material effect on the Company's business, results of operations or financial position.

16. GUARANTEES AND INDEMNIFICATIONS

The Company is subject to various indemnification obligations issued in conjunction with certain transactions, primarily assumption reinsurance agreements, stock purchase agreements, mortgage servicing agreements and borrowing agreements whose terms range in duration and often are not explicitly defined. Generally, a maximum obligation is not explicitly stated; therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated. While we are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications, we believe the likelihood is remote that material payments would be required under such indemnifications, and therefore such indemnifications would not result in a material adverse effect on the Company's business, financial position or results of operations.

17. SUBSEQUENT EVENTS

On January 23, 2006, the Company entered into a definitive agreement to sell its bank subsidiary, Generations Bank, for $10.1 million in cash to Brooke Corporation, with an expected gain on the sale of approximately $1.9 million. This transaction is subject to regulatory approval by the Office of Thrift Supervision and is expected to close by the end of 2006. The bank subsidiary and the results of operations are not material to the financial statements of the Company and are not disclosed separately.

The Company signed an agreement on January 25, 2006 to become a 50% investor with R&R Investors, Ltd. in six separate real estate investments. R&R Investors is a leader in real estate development, brokerage and property management in the Des Moines, Iowa area. These six real estate investments total 279 acres in the aggregate and will be developed as market conditions dictate. On January 30, 2006, the Company funded the purchase of these real estate investments in the aggregate amount of $41.3 million.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND STOCKHOLDERS
KANSAS CITY LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of Kansas City Life Insurance Company and subsidiaries (the Company) as of December 31, 2005 and December 31, 2004, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2005. In connection with our audits of the consolidated financial statements, we also have audited financial statement schedules I-V. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and subsidiaries as of December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles. Also in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the effectiveness of the Company's internal control over financial reporting as of December 31, 2005, based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated February 27, 2006, expressed an unqualified opinion on management's assessment of, and the effective operation of, internal control over financial reporting.

/s/KPMG LLP
-----------
KPMG LLP

Kansas City, Missouri
February 27, 2006

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND STOCKHOLDERS
KANSAS CITY LIFE INSURANCE COMPANY

We have audited management's assessment, included in the accompanying Management's Assessment of Internal Control Over Financial Reporting appearing under Item 9A, that Kansas City Life Insurance Company and subsidiaries (the Company) maintained effective internal control over financial reporting as of December 31, 2005, based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company's management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting. Our responsibility is to express an opinion on management's assessment and an opinion on the effectiveness of the Company's internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, evaluating management's assessment, testing and evaluating the design and operating effectiveness of internal control, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, management's assessment that the Company maintained effective internal control over financial reporting as of December 31, 2005, is fairly stated, in all material respects, based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Also, in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2005, based on criteria established in the Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheets of Kansas City Life Insurance Company and subsidiaries as of December 31, 2005 and 2004, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2005, and financial statement schedules I-V, and our report dated February 27, 2006, expressed an unqualified opinion on those consolidated financial statements and financial statement schedules.

/s/KPMG LLP
-----------
KPMG LLP

Kansas City, Missouri
February 27, 2006

                             STOCKHOLDER INFORMATION

CORPORATE HEADQUARTERS
   Kansas City Life Insurance Company
   3520 Broadway
   Post Office Box 219139
   Kansas City, Missouri 64121-9139
   Telephone: (816) 753-7000
   Fax: (816) 753-4902
   Internet: http://www.kclife.com
   E-mail: kclife@kclife.com

NOTICE OF ANNUAL MEETING
   The annual meeting of stockholders will be held at 9 a.m. on Thursday, April 20, 2006, at Kansas City Life's corporate headquarters.

TRANSFER AGENT
   Cheryl Keefer, Assistant Secretary
   Kansas City Life Insurance Company
   Post Office Box 219139
   Kansas City, Missouri 64121-9139

10-K REQUEST

   Stockholders may request a free copy of Kansas City Life's Form 10-K, as filed with the Securities and Exchange Commission, by writing to Secretary, Kansas City Life Insurance Company.

SECURITY HOLDERS

   As of January 31, 2006, Kansas City Life had approximately 545 security holders, including individual participants in security position listings.

                         STOCK AND DIVIDEND INFORMATION
                             STOCK QUOTATION SYMBOL
                                  NASDAQ--KCLI

The following table presents the high and low prices for the Company's common stock for the periods indicated and the dividends declared per share during such periods.

                                              Bid                                  Dividend
                               High                        Low                       Paid
                               ----                        ---                       ----
                                                       (per share)
2005:
First quarter                $  50.58                   $   46.29                   $  0.27
Second quarter                  50.90                       45.00                      0.27
Third quarter                   52.55                       47.00                      0.27
Fourth quarter                  51.97                       49.73                      0.27
                                                                                    -------
                                                                                    $  1.08
                                                                                    =======
2004:
First quarter                $  48.20                   $   41.55                   $  0.27
Second quarter                  43.44                       36.92                      0.27
Third quarter                   44.83                       39.70                      0.27
Fourth quarter                  49.76                       39.80                      0.27
                                                                                    -------
                                                                                    $  1.08
                                                                                    =======

A quarterly dividend of $0.27 per share was paid February 14, 2006.

NASDAQ market quotations are compiled according to Company records and may reflect inter-dealer prices, without markup, markdown or commission and may not necessarily represent actual transactions.

                                KANSAS CITY LIFE
                                VARIABLE ANNUITY
                                SEPARATE ACCOUNT

                              FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2005 AND 2004

                                             TABLE OF CONTENTS

                                             STATEMENT OF NET ASSETS
                                             STATEMENT OF OPERATIONS
                                             STATEMENTS OF CHANGES IN NET ASSETS
                                             NOTES TO FINANCIAL STATEMENTS
                                             REPORT OF INDEPENDENT REGISTERED
                                                  PUBLIC ACCOUNTING FIRM

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2005

                                                                           Century II Variable Annuity
                                                                          Century II Affinity Variable
                                                                                     Annuity
                                               Number of                     Number             Unit
NET ASSETS                                      Shares          NAV         of Units           Value
                                              --------------------------------------------------------

   FEDERATED INSURANCE SERIES
      American Leaders Fund II                  595,448       $21.38        601,412           $21.048
      High Income Bond Fund II                  899,077         7.74        434,429            15.744
      Prime Money Fund II                     5,044,139         1.00        404,843            12.334

   MFS VARIABLE INSURANCE TRUST
      Research Series                           797,309        16.41        719,591            18.060
      Emerging Growth Series                    779,393        19.13        831,420            17.837
      Total Return Series                       874,845        20.69        805,800            21.594
      Research Bond Series                      498,608        11.61        355,468            16.071
      Strategic Income Series                   139,779        10.64        103,335            13.811
      Utilities Series                        1,054,423        23.74        860,443            28.626

   AMERICAN CENTURY VARIABLE PORTFOLIOS
      VP Capital Appreciation                   456,935         9.35        336,991            12.526
      VP International                          861,017         8.23        395,745            17.758
      VP Value                                1,142,085         8.20        923,129             9.780
      VP Income and Growth                      498,749         7.51        489,495             7.364
      VP Inflation Protection                   167,341        10.26        123,617            10.520
      VP Ultra                                  212,977        10.38        172,910            12.632

   DREYFUS VARIABLE INVESTMENT FUND
      Appreciation Portfolio                    308,188        37.11        802,286            14.187
      Developing Leaders Portfolio              392,319        43.96      1,049,610            16.317
      Dreyfus Stock Index Fund                  804,866        31.82      1,725,607            14.646
      The Dreyfus Socially Responsible
         Growth Fund, Inc.                       55,124        26.08         57,372            25.005

   J.P. MORGAN SERIES TRUST II
      Large Cap Core Equity Portfolio           159,048        13.60        150,482            14.245
      Small Company Portfolio                   247,702        15.92        212,810            17.819
      Mid Cap Value Portfolio                   168,643        27.84        295,372            15.430

   FRANKLIN TEMPLETON VARIABLE PRODUCTS
      SERIES FUND
      Franklin Real Estate Fund                 310,621        32.08        394,371            22.261
      Franklin Small-Mid Cap Growth
         Securities Fund                         97,879        20.36        265,586             7.022
      Templeton Developing Markets
         Securities Fund                        301,739        10.90        181,143            17.296
      Templeton Foreign Securities Fund         334,062        15.62        219,019            23.254

   CALAMOS: ADVISORS TRUST
      Growth & Income Portfolio               2,158,711        14.51      1,891,453            16.211

   A I M VARIABLE INSURANCE FUNDS
      V. I. Dent Demographic Trends Fund        339,590         5.99        405,102             4.967
      V. I. Technology Fund                      74,773        12.69        362,068             2.546
      V. I. Premier Equity Fund                  61,731        22.32        208,170             6.619

   SELIGMAN PORTFOLIOS, INC.
      Communications and Information
        Portfolio                               267,639        13.72        545,886             6.540
      Capital Portfolio                         271,943        13.61        544,028             6.767
      Smaller Cap Value Portfolio               149,174        16.59        165,606            14.641

   TOTAL NET ASSETS

                                              Century II Freedom Variable Annuity
                                                  Number                Unit              Fair
NET ASSETS                                       of Units               Value            Value        Cost
                                              ------------------------------------      -------------------
                                                                                          (in thousands)
   FEDERATED INSURANCE SERIES
      American Leaders Fund II                    4,990               $14.508           $ 12,730   $ 11,179
      High Income Bond Fund II                    9,201                12.952              6,959      7,126
      Prime Money Fund II                         5,033                 9.926              5,044      5,044

   MFS VARIABLE INSURANCE TRUST
      Research Series                             5,786                15.268             13,083     12,509
      Emerging Growth Series                      5,181                15.412             14,910     15,194
      Total Return Series                        54,123                12.930             18,101     16,340
      Research Bond Series                        6,811                11.182              5,789      5,799
      Strategic Income Series                     5,222                11.514              1,487      1,491
      Utilities Series                           20,435                19.621             25,032     20,021

   AMERICAN CENTURY VARIABLE PORTFOLIOS
      VP Capital Appreciation                     3,287                15.552              4,272      4,277
      VP International                            3,615                16.158              7,087      6,527
      VP Value                                   22,086                15.258              9,365      8,662
      VP Income and Growth                        9,401                15.011              3,744      3,402
      VP Inflation Protection                    39,862                10.452              1,717      1,731
      VP Ultra                                    2,113                12.549              2,211      2,009

   DREYFUS VARIABLE INVESTMENT FUND
      Appreciation Portfolio                      4,155                13.113             11,436     10,560
      Developing Leaders Portfolio                7,984                15.012             17,247     15,981
      Dreyfus Stock Index Fund                   23,212                14.552             25,611     23,786
       The Dreyfus Socially Responsible
         Growth Fund, Inc.                          222                13.590              1,438      1,726

   J.P. MORGAN SERIES TRUST II
      Large Cap Core Equity Portfolio             1,400                13.905              2,163      2,184
      Small Company Portfolio                     8,602                17.605              3,943      3,705
      Mid Cap Value Portfolio                     8,964                15.329              4,696      4,225

   FRANKLIN TEMPLETON VARIABLE PRODUCTS
      Series Fund
      Franklin Real Estate Fund                  59,637                19.884              9,965      7,968
      Franklin Small-Mid Cap Growth
         Securities Fund                          8,164                15.661              1,993      1,735
      Templeton Developing Markets
         Securities Fund                          6,645                23.472              3,289      2,556
      Templeton Foreign Securities Fund           7,396                16.903              5,218      4,510

   CALAMOS: ADVISORS TRUST
      Growth & Income Portfolio                  46,756                14.119             31,323     26,961

   A I M VARIABLE INSURANCE FUNDS
      V. I. Dent Demographic Trends Fund          1,448                15.103              2,034      1,931
      V. I. Technology Fund                       1,753                15.399                949      1,117
      V. I. Premier Equity Fund                       -                13.633              1,378      1,341

   SELIGMAN PORTFOLIOS, INC.
      Communications and Information
        Portfolio                                 6,019                16.894              3,672      3,278
      Capital Portfolio                           1,214                16.053              3,701      3,427
      Smaller Cap Value Portfolio                 3,444                14.545              2,475      2,580
                                                                                        -------------------
   TOTAL NET ASSETS                                                                     $264,062   $240,882
                                                                                        ===================

                 See accompanying Notes to Financial Statements

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                            STATEMENT O F OPERATIONS
                          YEAR ENDED DECEMBER 31, 2005
                                 (in thousands)

                                                                      Federated Insurance Series
                                                                 ------------------------------------
                                                                                  High
                                                                  American       Income      Prime
                                                                   Leaders        Bond       Money
                                                                   Fund II       Fund II    Fund II
                                                                 ------------------------------------
Investment Income:
   Income:
      Dividend Distributions                                     $     199           584          141
   Expenses:
      Mortality and Expense Risk Fees and
         Administrative Charges                                        180           100           75
                                                                 ------------------------------------
            Investment Income (Loss)                                    19           484           66
                                                                 ------------------------------------
   Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                             254          (133)           -
      Capital Gains Distributions                                        -             -            -
      Unrealized Appreciation (Depreciation)                           160          (277)           -
                                                                 ------------------------------------
         Net Gain (Loss) on Investments                                414          (410)           -
                                                                 ------------------------------------

            Change in Net Assets from Operations                 $     433            74           66
                                                                 ====================================

                                                                          MFS Variable Insurance Trust
                                                        -----------------------------------------------------------------

                                                                    Emerging    Total                Strategic
                                                         Research    Growth     Return       Bond      Income   Utilities
                                                          Series      Series    Series      Series     Series     Series
                                                        -----------------------------------------------------------------
Investment Income:
   Income:
      Dividend Distributions                            $    60          -         369        296       104         139
   Expenses:
      Mortality and Expense Risk Fees and
         Administrative Charges                             179        208         255         83        21         321
                                                        -----------------------------------------------------------------
            Investment Income (Loss)                       (119)      (208)        114        213        83        (182)
                                                        -----------------------------------------------------------------
   Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                  (41)      (514)        480         20         3         812
      Capital Gains Distributions                             -          -         725         49         5           -
      Unrealized Appreciation (Depreciation)                935      1,753      (1,068)      (288)      (86)      2,637
                                                        -----------------------------------------------------------------
         Net Gain (Loss) on Investments                     894      1,239         137       (219)      (78)      3,449
                                                        -----------------------------------------------------------------

            Change in Net Assets from Operations        $   775      1,031         251         (6)        5       3,267
                                                        =================================================================

                                                                     American Century Variable Portfolio
                                                        ----------------------------------------------------------------

                                                            VP                                 VP          VP
                                                          Capital      VP         VP         Income     Inflation   VP
                                                          Apprec      Int'l      Value      & Growth    Protectio  Ultra
                                                        ----------------------------------------------------------------
Investment Income:
   Income:
      Dividend Distributions                            $     -         79          70         65        68           -
   Expenses:
      Mortality and Expense Risk Fees and
         Administrative Charges                              55         94         119         50        23          28
                                                        ----------------------------------------------------------------
            Investment Income (Loss)                        (55)       (15)        (49)        15        45         (28)
                                                        ----------------------------------------------------------------
   Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                 (124)       (44)        120         58         7          24
      Capital Gains Distributions                             -          -         799          -         2           -
      Unrealized Appreciation (Depreciation)                908        802        (536)        45       (50)         46
                                                        ----------------------------------------------------------------
          Net Gain (Loss) on Investments                    784        758         383        103       (41)         70
                                                        ----------------------------------------------------------------

             Change in Net Assets from Operations       $   729        743         334        118         4          42
                                                        ================================================================

                                                                  Dreyfus Variable Investment Fund
                                                        -----------------------------------------------------
                                                                       Developing
                                                         Apprec.         Leaders        Stock      Socially
                                                        Portfolio       Portfolio       Index     Responsible
                                                        -----------------------------------------------------
Investment Income:
   Income:
      Dividend Distributions                            $       2             -          416            -
   Expenses:
      Mortality and Expense Risk Fees and
         Administrative Charges                               166           243          364           21
                                                        -----------------------------------------------------
            Investment Income (Loss)                         (164)         (243)          52          (21)
                                                        -----------------------------------------------------
   Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                    178            67          321         (140)
      Capital Gains Distributions                               -             -            -           -
      Unrealized Appreciation (Depreciation)                  322           873          401          187
                                                        -----------------------------------------------------
          Net Gain (Loss) on Investments                      500           940          722           47
                                                        -----------------------------------------------------

             Change in Net Assets from Operations       $     336           697          774           26
                                                        =====================================================

                 See accompanying Notes to Financial Statements

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                       STATEMENT OF OPERATIONS (CONTINUED)
                          YEAR ENDED DECEMBER 31, 2005
                                 (in thousands)


                                                                             J.P. Morgan
                                                               ---------------------------------------

                                                                Large Cap        Small          Mid
                                                               Core Equity      Company      Cap Value
                                                                Portfolio      Portfolio     Portfolio
                                                               ---------------------------------------
Investment Income:
   Income:
      Dividend Distributions                                   $       28             -            6
   Expenses:
      Mortality and Expense Risk Fees and
         Administrative Charges                                        31            49           52
                                                               ---------------------------------------
            Investment Income (Loss)                                   (3)          (49)         (46)
                                                               ---------------------------------------
   Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                            (17)           48           77
      Capital Gains Distributions                                       -           438           47
      Unrealized Appreciation (Depreciation)                           14          (327)         200
                                                               ---------------------------------------
         Net Gain (Loss) on Investments                                (3)          159          324
                                                               ---------------------------------------
            Change in Net Assets from Operations               $       (6)          110          278
                                                               =======================================

                                                                      Franklin Templeton Variable Products            Calamos
                                                              ----------------------------------------------------  -------------

                                                                            Small-Mid    Developing                   Growth &
                                                                  Real     Cap Growth     Markets       Foreign        Income
                                                                 Estate    Securities    Securities   Securities      Portfolio
                                                              ----------------------------------------------------  -------------
Investment Income:
   Income:
      Dividend Distributions                                       121          -            29           51               710
   Expenses:
      Mortality and Expense Risk Fees and
         Administrative Charges                                    126         28            31           61               420
                                                              ---------------------------------------------------  -------------
            Investment Income (Loss)                                (5)       (28)           (2)         (10)              290
                                                              ---------------------------------------------------  -------------
   Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                         539         75           115           91               760
      Capital Gains Distributions                                  519          -             -            -               265
      Unrealized Appreciation (Depreciation)                       (23)        (4)          456          322               408
                                                              ---------------------------------------------------  -------------
         Net Gain (Loss) on Investments                          1,035         71           571          413             1,433
                                                              ---------------------------------------------------  -------------

            Change in Net Assets from Operations                 1,030         43           569          403             1,723
                                                              ===================================================  =============

                                                             A I M Variable Insurance Funds      Seligman Portfolios
                                                             ------------------------------  ----------------------------
                                                               Dent                           Comm                Smaller
                                                               Demo                 Premier     &      Capital       Cap
                                                              Trends   Technology   Equity    Info   Portfolio     Value    Total
                                                            -------------------------------  ----------------------------  -------
Investment Income:
   Income:
      Dividend Distributions                                $  -            -         11         -       -         4        3,552

   Expenses:
      Mortality and Expense Risk Fees and
         Administrative Charges                               27           13         21        48      50        34        3,576
                                                            -------------------------------  ----------------------------  -------
            Investment Income (Loss)                         (27)         (13)       (10)      (48)    (50)      (30)         (24)
                                                            -------------------------------  ----------------------------  -------
   Realized and Unrealized Gain (Loss) on Investments:
      Realized Gain (Loss)                                    (5)        (102)        (8)       35      (5)       36        2,987
      Capital Gains Distributions                              -            -          -         -       -       247        3,096
      Unrealized Appreciation (Depreciation)                 122          111         73       213     417      (375)       8,371
                                                            -------------------------------  ----------------------------  -------
         Net Gain (Loss) on Investments                      117            9         65       248     412       (92)      14,454
                                                            -------------------------------  ----------------------------  -------

            Change in Net Assets from Operations            $ 90           (4)        55       200     362      (122)      14,430
                                                            ===============================  ============================  =======

                 See accompanying Notes to Financial Statements

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2005
                                 (in thousands)

                                                  Federated Insurance Series
                                               ---------------------------------
                                                             High
                                               American     Income       Prime
                                               Leaders       Bond        Money
                                               Fund II      Fund II     Fund II
                                               ---------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                    $    19         484           66
   Realized Gain (Loss)                            254        (133)           -
   Unrealized Appreciation (Depreciation)          160        (277)           -
                                               ---------------------------------
      Change in Net Assets from Operations         433         74            66

DEPOSITS                                           490        381        18,255

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                   45        199           438
   Withdrawals                                   1,579        984         1,306
   Administrative Fees                              11          4            13
   Transfers (in) out                              190       (278)       17,570
                                               ---------------------------------
      Payments and Withdrawals                   1,825        909        19,327
                                               ---------------------------------

NET ASSETS:
   Net Increase (Decrease)                        (902)      (454)       (1,006)
   Beginning of Year                            13,632      7,413         6,050
                                               ---------------------------------
      End of Year                              $12,730      6,959         5,044
                                               =================================

                                                                    MFS Variable Insurance Trust
                                               --------------------------------------------------------------------

                                                            Emerging     Total               Strategic
                                                Research     Growth      Return     Bond       Income     Utilities
                                                 Series      Series      Series    Series      Series      Series
                                               --------------------------------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                       (119)        (208)        114      213          83         (182)
   Realized Gain (Loss)                            (41)        (514)      1,205       69           8          812
   Unrealized Appreciation (Depreciation)          935        1,753      (1,068)    (288)        (86)       2,637
                                               --------------------------------------------------------------------
      Change in Net Assets from Operations         775        1,031         251       (6)          5        3,267

DEPOSITS                                           564          618       1,170      275         159        1,110

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                   25           33         213       31         108          185
   Withdrawals                                   1,829        2,263       2,082      789         215        2,998
   Administrative Fees                              13           18          12        4           1           18
   Transfers (in) out                              (74)         940      (1,306)     (38)       (266)      (2,937)
                                               --------------------------------------------------------------------
      Payments and Withdrawals                   1,793        3,254       1,001      786          58          264
                                               --------------------------------------------------------------------

NET ASSETS:
   Net Increase (Decrease)                        (454)      (1,605)        420     (517)        106        4,113
   Beginning of Year                            13,537       16,515      17,681    6,306       1,381       20,919
                                               --------------------------------------------------------------------
      End of Year                               13,083       14,910      18,101    5,789       1,487       25,032
                                               ====================================================================

                                                             American Century Variable Portfolios
                                               ----------------------------------------------------------------

                                                 VP                                 VP        VP
                                               Capital        VP        VP        Income   Inflation       VP
                                                Apprec      Int'l      Value     & Growth  Protection    Ultra
                                               ----------------------------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                    $  (55)       (15)        (49)        15         45        (28)
   Realized Gain (Loss)                          (124)       (44)        919         58          9         24
   Unrealized Appreciation (Depreciation)         908        802        (536)        45        (50)        46
                                               ----------------------------------------------------------------
      Change in Net Assets from Operations        729        743         334        118          4         42

DEPOSITS                                          121        296         764        301        219        194

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                   -         15          95        186          4         73
   Withdrawals                                    468        749         862        397        337        115
   Administrative Fees                              4          6           6          3          -          -
   Transfers (in) out                             (25)       284      (2,160)      (955)      (306)      (611)
                                               ----------------------------------------------------------------
      Payments and Withdrawals                    447      1,054      (1,197)      (369)       35        (423)
                                               ----------------------------------------------------------------
NET ASSETS:
   Net Increase (Decrease)                        403        (15)      2,295        788        188        659
   Beginning of Year                            3,869      7,102       7,070      2,956      1,529      1,552
                                               ----------------------------------------------------------------
      End of Year                              $4,272      7,087       9,365      3,744      1,717      2,211
                                               ================================================================

                                                      Dreyfus Variable Investment Fund
                                               -----------------------------------------------

                                                            Developing
                                                  Apprec.     Leaders      Stock     Socially
                                                 Portfolio   Portfolio     Index   Responsible
                                               -----------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                         (164)       (243)         52        (21)
   Realized Gain (Loss)                              178          67         321       (140)
   Unrealized Appreciation (Depreciation)            322         873         401        187
                                               -----------------------------------------------
      Change in Net Assets from Operations           336         697         774         26

DEPOSITS                                             537         646       1,600         58

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                    179          62         231         14
   Withdrawals                                     1,462       2,224       3,105        293
   Administrative Fees                                10          18          24          3
   Transfers (in) out                                263         672       1,713        151
                                               -----------------------------------------------
      Payments and Withdrawals                     1,914       2,976       5,073        461
                                               -----------------------------------------------
NET ASSETS:
   Net Increase (Decrease)                        (1,041)     (1,633)     (2,699)      (377)
   Beginning of Year                              12,477      18,880      28,310      1,815
                                               -----------------------------------------------
      End of Year                                 11,436      17,247      25,611      1,438
                                               ===============================================

                 See accompanying Notes to Financial Statements

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                          YEAR ENDED DECEMBER 31, 2005
                                 (in thousands)

                                                           J.P. Morgan
                                               -------------------------------------
                                                Large Cap      Small         Mid
                                               Core Equity    Company     Cap Value
                                                Portfolio    Portfolio    Portfolio
                                               -------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                      $   (3)         (49)         (46)
   Realized Gain (Loss)                             (17)         486          124
   Unrealized Appreciation (Depreciation)            14         (327)         200
                                               -------------------------------------
      Change in Net Assets from Operations           (6)         110          278

DEPOSITS                                            100          274          491

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                     6           11          150
   Withdrawals                                      326          197          217
   Administrative Fees                                3            4            2
   Transfers (in) out                               (11)        (810)      (2,083)
                                               -------------------------------------
      Payments and Withdrawals                      324         (598)      (1,714)
                                               -------------------------------------
NET ASSETS:
   Net Increase (Decrease)                         (230)         982        2,483
   Beginning of Year                              2,393        2,961        2,213
                                               -------------------------------------
      End of Year                                $2,163        3,943        4,696
                                               =====================================


                                                     Franklin Templeton Variable Products          Calamos
                                               ------------------------------------------------- -----------
                                                           Small-Mid    Developing                Growth &
                                                  Real     Cap Growth     Markets     Foreign      Income
                                                 Estate    Securities   Securities   Securities   Portfolio
                                               ------------------------------------------------- -----------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                         (5)        (28)           (2)         (10)         290
   Realized Gain (Loss)                          1,058          75           115           91        1,025
   Unrealized Appreciation (Depreciation)          (23)         (4)          456          322          408
                                               ------------------------------------------------- -----------
      Change in Net Assets from Operations       1,030          43           569          403        1,723

DEPOSITS                                           880         124           144          342        1,503

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                   40           4            18           34          585
   Withdrawals                                     802         159           112          283        2,620
   Administrative Fees                               5           2             2            4           21
   Transfers (in) out                           (1,310)        454        (1,416)      (1,077)      (1,618)
                                               ------------------------------------------------- -----------
      Payments and Withdrawals                    (463)        619        (1,284)        (756)       1,608
                                               ------------------------------------------------- -----------
NET ASSETS:
   Net Increase (Decrease)                       2,373        (452)        1,997        1,501        1,618
   Beginning of Year                             7,592       2,445         1,292        3,717       29,705
                                               ------------------------------------------------- -----------
      End of Year                                9,965       1,993         3,289        5,218       31,323
                                               ================================================= ===========


                                                    A I M Variable Insurance Funds           Seligman Portfolios
                                               -------------------------------------  ---------------------------------

                                                  Dent                                   Comm                  Smaller
                                                  Demo                     Premier         &       Capital       Cap
                                                 Trends     Technology      Equity       Info     Portfolio     Value      Total
                                               -------------------------------------  ---------------------------------  ---------

CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                     $  (27)         (13)          (10)        (48)       (50)        (30)          (24)
   Realized Gain (Loss)                             (5)        (102)           (8)         35         (5)        283         6,083
   Unrealized Appreciation (Depreciation)          122          111            73         213        417        (375)        8,371
                                               -------------------------------------  ---------------------------------  ---------
      Change in Net Assets from Operations          90           (4)           55         200        362        (122)       14,430

DEPOSITS                                           124           74            84         301        231         197        32,627

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                    9            -             4          37         86          67         3,187
   Withdrawals                                     124          115           204         356        475         179        30,226
   Administrative Fees                               2            2             1           4          4           2           226
   Transfers (in) out                              178           91           266          36         89        (408)        5,208
                                               -------------------------------------  ---------------------------------  ---------
      Payments and Withdrawals                     313          208           475         433        654        (160)       38,847
                                               -------------------------------------  ---------------------------------  ---------
NET ASSETS:
   Net Increase (Decrease)                         (99)        (138)         (336)         68        (61)        235         8,210
   Beginning of Year                             2,133        1,087         1,714       3,604      3,762       2,240       255,852
                                               -------------------------------------  ---------------------------------  ---------
      End of Year                               $2,034          949         1,378       3,672      3,701       2,475       264,062
                                               =====================================  =================================  =========

                 See accompanying Notes to Financial Statements

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS
                          YEAR ENDED DECEMBER 31, 2004
                                 (in thousands)


                                                  Federated Insurance Series
                                               --------------------------------
                                                            High
                                               American    Income       Prime
                                               Leaders      Bond        Money
                                               Fund II     Fund II     Fund II
                                               --------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                    $     1        423         (39)
   Realized Gain (Loss)                             95        (91)          -
   Unrealized Appreciation (Depreciation)          941        257           -
                                               --------------------------------
      Change in Net Assets from Operations       1,037        589         (39)

DEPOSITS                                           792        322       7,750

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                   33         21         476
   Withdrawals                                   1,281        566       1,359
   Administrative Fees                              13          5           9
   Transfers (in) out                               88        155       7,445
                                               --------------------------------
      Payments and Withdrawals                   1,415        747       9,289
                                               --------------------------------
NET ASSETS:
   Net Increase (Decrease)                         414        164      (1,578)
   Beginning of Year                            13,218      7,249       7,628
                                               --------------------------------
      End of Year                              $13,632      7,413       6,050
                                               ================================

                                                                   MFS Variable Insurance Trust
                                               --------------------------------------------------------------------

                                                            Emerging     Total                 Strategic
                                                Research     Growth      Return       Bond      Income    Utilities
                                                 Series      Series      Series      Series     Series      Series
                                               --------------------------------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                         (45)       (221)         43        258         48           9
   Realized Gain (Loss)                            (544)       (822)        363         96         26        (200)
   Unrealized Appreciation (Depreciation)         2,384       2,750       1,148        (74)         4       4,811
                                               --------------------------------------------------------------------
      Change in Net Assets from Operations        1,795       1,707       1,554        280         78       4,620

DEPOSITS                                            756       1,030       1,708        843        194       1,352

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                    12          41          41         33         (1)         87
   Withdrawals                                    1,254       1,373       1,686        605        246       1,964
   Administrative Fees                               15          21          13          5          1          18
   Transfers (in) out                             2,022         624        (300)       563        125        (374)
                                               --------------------------------------------------------------------
      Payments and Withdrawals                    3,303       2,059       1,440      1,206        371       1,695
                                               --------------------------------------------------------------------
NET ASSETS:
   Net Increase (Decrease)                         (752)        678       1,822        (83)       (99)      4,277
   Beginning of Year                             14,289      15,837      15,859      6,389      1,480      16,642
                                               --------------------------------------------------------------------
      End of Year                                13,537      16,515      17,681      6,306      1,381      20,919
                                               ====================================================================


                                                            American Century Variable Portfolios
                                               ---------------------------------------------------------------
                                                 VP                                VP         VP
                                               Capital       VP        VP        Income   Inflation       VP
                                                Apprec     Int'l      Value     & Growth  Protection    Ultra
                                               ---------------------------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                    $  (53)       (58)       (27)        (1)        19        (14)
   Realized Gain (Loss)                          (267)      (270)       187         20          7          9
   Unrealized Appreciation (Depreciation)         538      1,201        557        273         26        115
                                               ---------------------------------------------------------------
      Change in Net Assets from Operations        218        873        717        292         52        110

DEPOSITS                                          265        391      1,065        326        754        429

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                   2          2         68          -          8          -
   Withdrawals                                    412        524        471        201         79         37
   Administrative Fees                              4          8          5          2          -          -
   Transfers (in) out                              47        715       (992)       (23)      (302)      (430)
                                               ---------------------------------------------------------------
      Payments and Withdrawals                    465      1,249       (448)       180       (215)      (393)
                                               ---------------------------------------------------------------
NET ASSETS:
   Net Increase (Decrease)                         18         15      2,230        438      1,021        932
   Beginning of Year                            3,851      7,087      4,840      2,518        508        620
                                               ---------------------------------------------------------------
      End of Year                              $3,869      7,102      7,070      2,956      1,529      1,552
                                               ===============================================================


                                                       Dreyfus Variable Investment Fund
                                               -----------------------------------------------
                                                            Developing
                                                 Apprec.     Leaders      Stock     Socially
                                               Portfolio    Portfolio     Index    Responsible
                                               -----------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                          33        (214)        110        (20)
   Realized Gain (Loss)                             110        (160)        (16)      (204)
   Unrealized Appreciation (Depreciation)           280       2,049       2,268        308
                                               -----------------------------------------------
      Change in Net Assets from Operations          423       1,675       2,362         84

DEPOSITS                                            847       1,291       3,082         83

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                     4          81         132         10
   Withdrawals                                      859       1,612       2,222        185
   Administrative Fees                               12          14          29          3
   Transfers (in) out                               (13)       (326)         (2)       283
                                               -----------------------------------------------
      Payments and Withdrawals                     862        1,381       2,381        481
                                               -----------------------------------------------
NET ASSETS:
   Net Increase (Decrease)                          408       1,585       3,063       (314)
   Beginning of Year                             12,069      17,295      25,247      2,129
                                               -----------------------------------------------
      End of Year                                12,477      18,880      28,310      1,815
                                               ===============================================

                 See accompanying Notes to Financial Statements

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                          YEAR ENDED DECEMBER 31, 2004
                                 (in thousands)

                                                           J.P. Morgan
                                               ------------------------------------
                                                Large Cap      Small        Mid
                                               Core Equity    Company    Cap Value
                                                Portfolio    Portfolio   Portfolio
                                               ------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                      $  (15)        (31)        (14)
   Realized Gain (Loss)                             (41)         43          18
   Unrealized Appreciation (Depreciation)           237         529         228
                                               ------------------------------------
      Change in Net Assets from Operations          181         541         232

DEPOSITS                                            132         374         474

PAYMENTS AND WITHDRAWALS:                             -           -           -
   Death Benefits                                   112         111          42
   Withdrawals                                        2           3           1
   Administrative Fees                              233        (222)       (962)
   Transfers (in) out                          ------------------------------------
      Payments and Withdrawals                      347        (108)       (919)
                                               ------------------------------------
NET ASSETS:
   Net Increase (Decrease)                          (34)      1,023       1,625
   Beginning of Year                              2,427       1,938         588
                                               ------------------------------------
      End of Year                                $2,393       2,961       2,213
                                               ====================================

                                                   Franklin Templeton Variable Products          Calamos
                                               ----------------------------------------------  ----------
                                                                     Developing                 Growth &
                                                 Real       Small      Markets     Foreign       Income
                                                Estate       Cap     Securities   Securities    Portfolio
                                               ----------------------------------------------  ----------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                         24        (31)         3         (10)           (30)
   Realized Gain (Loss)                            236         37         60          (3)           482
   Unrealized Appreciation (Depreciation)        1,249        196        137         499          1,968
                                               ----------------------------------------------  ---------
      Change in Net Assets from Operations       1,509        202        200         486          2,420

DEPOSITS                                         1,323        270        289         547          6,535

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                   53          1          -           -             13
   Withdrawals                                     258         66         36         111          2,352
   Administrative Fees                               4          2          1           2             19
   Transfers (in) out                           (1,263)      (713)      (112)       (346)        (3,335)
                                               ----------------------------------------------  ---------
      Payments and Withdrawals                    (948)      (644)       (75)       (233)          (951)
                                               ----------------------------------------------  ---------
NET ASSETS:
   Net Increase (Decrease)                       3,780      1,116        564       1,266          9,906
   Beginning of Year                             3,812      1,329        728       2,451         19,799
                                               ----------------------------------------------  ---------
      End of Year                                7,592      2,445      1,292       3,717         29,705
                                               ==============================================  =========


                                                  A I M Variable Insurance Funds         Seligman Portfolios
                                               -----------------------------------  ------------------------------

                                                 Dent                                 Comm                  Small
                                                 Demo                     Premier       &       Capital      Cap
                                                Trends     Technology      Equity     Info     Portfolio    Value     Total
                                               -----------------------------------  ------------------------------  -----------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Investment Income (Loss)                    $  (28)         (14)         (16)       (42)       (49)        (17)         (18)
   Realized Gain (Loss)                          (188)         (68)         (45)       (33)       (89)         15       (1,237)
   Unrealized Appreciation (Depreciation)         347          131          134        371        363         227       26,452
                                               -----------------------------------  ------------------------------  -----------
      Change in Net Assets from Operations        131           49           73        296        225         225       25,197

DEPOSITS                                          310           99          143        577        414         448       35,215

PAYMENTS AND WITHDRAWALS:
   Death Benefits                                  48            1            -          -          3           1        1,170
   Withdrawals                                     86           37          111        173        157          29       20,617
   Administrative Fees                              3            2            2          3          4           1          226
   Transfers (in) out                              34          (78)         288       (321)      (115)     (1,214)       1,179
                                               -----------------------------------  ------------------------------  -----------
      Payments and Withdrawals                    171          (38)         401       (145)        49      (1,183)      23,192
                                               -----------------------------------  ------------------------------  -----------
NET ASSETS:
   Net Increase (Decrease)                        270          186         (185)     1,018        590       1,856       37,220
   Beginning of Year                            1,863          901        1,899      2,586      3,172         384      218,632
                                               -----------------------------------  ------------------------------  -----------
      End of Year                              $2,133        1,087        1,714      3,604      3,762       2,240      255,852
                                               ===================================  ==============================  ===========

                 See accompanying Notes to Financial Statements

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Kansas City Life Variable Annuity Separate Account (the Account), marketed as Century II Variable Annuity, Century II Affinity Variable Annuity and Century II Freedom Variable Annuity is a separate account of Kansas City Life Insurance Company (KCL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not available to service the organizations liabilities arising out of any other business KCL may be conducting.

All deposits received by the Account have been directed by the contract owners into subaccounts that invest in nine series-type mutual funds, as listed below with each fund's objective, or into KCL's Fixed Account.

SERIES-TYPE MUTUAL FUND                 FUND OBJECTIVE
FEDERATED INSURANCE SERIES
American Leaders Fund II                Long-term growth of capital and income by investing primarily in equity securities of large companies that are in the top 50% of their industry sectors.

High Income Bond Fund II                High current income by investing in high-yield, lower-rated corporate bonds
                                        (also known as "junk bonds").

Prime Money Fund II                     Current income with stability of principal and liquidity by investing in short-term, high-quality fixed income securities.

MFS VARIABLE INSURANCE TRUST
Research Series                         Long-term growth of capital and future income by investing in common stock and related securities of companies having favorable prospects for long-term growth.

Emerging Growth Series                  Long-term growth of capital by investing in common stock and related securities of emerging growth companies.

Total Return Series                     Income and opportunities for growth of capital and income by investing in a combination of equity and fixed income securities.

Research Bond Series                    Total return (high income and long-term growth of capital).

Strategic Income Series                 Income and capital appreciation by investing in U.S. and foreign fixed income securities.

Utilities Series                        Capital growth and current income by investing in equity and debt securities of domestic and foreign companies in the utilities industry.

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AMERICAN CENTURY VARIABLE PORTFOLIOS
VP Capital Appreciation                 Capital growth by investing in common stocks of growing companies.

VP International                        Capital growth by investing in stocks of growing foreign companies.

VP Value                                Long-term capital growth and income by investing in stocks of companies believed to be undervalued.

VP Income and Growth                    Capital growth and income by investing in common stocks primarily from the largest 1,500 publicly traded U.S. companies.

VP Inflation Protection (Class II)      Long-term total return and protection against U.S. inflation by investing in debt securities issued by the U.S. government, its agencies and instrumentalities.

VP Ultra                                Long-term capital growth by investing in common stocks of growing companies.

DREYFUS VARIABLE INVESTMENT FUND
VIF Appreciation Portfolio              Long-term capital growth and income by investing in common stocks of large
                                        "blue chip" companies.

VIF Developing Leaders Portfolio        Capital growth by primarily investing in securities of small U.S. companies.

Dreyfus Stock Index Fund, Inc.          Match the total return of the Standard & Poor's (S&P) 500 Composite Stock
                                        Price Index by investing in all 500 stocks in the S&P 500 in proportion to their weighting in the index.

The Dreyfus Socially Responsible        Capital growth and current income by investing in common stocks of companies
Growth Fund, Inc.                       that meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

J.P. MORGAN SERIES TRUST II
U.S. Large Cap Core Equity Portfolio    High total return by investing in large U.S. companies, with sector weightings similar to those of the S&P 500.

Small Company Portfolio                 High total return by investing in small companies.

Mid Cap Value Portfolio                 Growth from capital appreciation by investing in equity securities of mid-cap companies believed to be undervalued.

FRANKLIN TEMPLETON VARIABLE PRODUCTS SERIES FUND
Franklin Real Estate Fund (Class 2)     Capital appreciation and current income by investing in securities of companies operating in the real estate industry.

Franklin Small-Mid Cap Growth           Long-term capital growth by investing primarily in equity securities of
Securities Fund (Class 2)               small and mid-size U.S. companies.

Templeton Developing Markets            Long-term capital appreciation by investing primarily in equity securities of
Securities Fund (Class 2)               companies in emerging market countries.

Templeton Foreign Securities            Long-term capital growth by investing primarily in equity securities of
Fund (Class 2)                          foreign companies.

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

CALAMOS ADVISORS TRUST
Growth and Income Portfolio             High long-term total return by investing primarily in convertible, equity and fixed-income securities.

A I M VARIABLE INSURANCE FUNDS
V.I. Demographic                        Long-term growth of capital by investing in securities of companies that are
Trends Fund                             likely to benefit from changing demographic, economic and lifestyle trends.

V.I. Technology Fund                    Capital growth by investing broadly in equity securities across the technology universe.

V.I. Premier Equity Fund                Long-term growth of capital and income by investing in equity securities of companies believed to be undervalued.

SELIGMAN PORTFOLIOS, INC.

Communications and Information          Capital gain by investing in securities of companies operating in the
Portfolio (Class 2)                     communications, information and related industries.

Capital Portfolio (Class 2)             Capital appreciation by investing primarily in common stocks of medium-sized
                                        U.S. companies displaying a proven track record and strong management.

Smaller-Cap Value Portfolio (Class 2)   Long-term capital appreciation by investing generally in smaller companies believed to be undervalued.

FUND CHANGES

During the year ended December 31, 2005, the following portfolios changed their names as summarized, with the effective date of the change, in the following table:

CURRENT PORTFOLIO NAME                  PRIOR PORTFOLIO NAME                          EFFECTIVE DATE
MFS Research Bond Series                MFS Bond Series                               May 1, 2005

Franklin Small-Mid Cap Growth           Franklin Small Cap Fund (class 2)             May 1, 2005
Securities Fund (class 2)

AIM V.I. Demographic Trends Fund        AIM V.I. Dent Demographic Trends              July 1, 2005
                                        Fund

Seligman Smaller-Cap Value              Seligman Small-Cap Value Portfolio            January 1, 2005
Portfolio (class 2)                     (class 2)

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

RISKS AND UNCERTAINTIES

Certain risks and uncertainties are inherent to the Account's day-to-day operations and to the process of preparing its financial statements. The more significant of those risks and uncertainties, as well as the Account's method for attempting to mitigate the risks, are presented below and throughout the notes to the financial statements.

   Financial Statements - The preparation of financial statements in accordance with U.S. generally accepted accounting principles in the United States of America requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the period. These estimates are inherently subject to change and actual results could differ from these estimates.

   Investments - The Account is exposed to risks that issuers of securities owned by the Series-Type Mutual Funds will default, or that interest rates will change and cause a decrease in the value of the investments. Management attempts to mitigate these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.

REINVESTMENT OF DIVIDENDS

Interest and dividend income and capital gains distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective subaccount.

FEDERAL INCOME TAXES

The Account is treated as part of KCL for federal income tax purposes. Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gains distributions received by the Account from the underlying funds. Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

RECLASSIFICATIONS

Certain reclassifications have been made to prior year results to conform with the current year's presentation.

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

INVESTMENT VALUATION

Investments in mutual fund shares are carried in the statement of net assets at quoted market value (NAV of the underlying mutual fund). The average cost method is used to determine realized gains and losses. Transactions are recorded on a trade date basis. Income from dividends and gains from realized gains distributions are recorded on the ex-dividend date.

The aggregate cost of purchases and proceeds from sales were as follows:

                                                                                   COST OF                 PROCEEDS
2005:                                                                             PURCHASES               FROM SALES
                                                                                  ---------               ----------
                                                                                            (in thousands)
American Leaders Fund II                                                           $ 1,482                    2,797
High Income Bond Fund II                                                             4,026                    4,071
Prime Money Fund II                                                                 35,375                   36,381
MFS Research Series                                                                  1,666                    3,014
MFS Emerging Growth Series                                                           1,388                    4,233
MFS Total Return Series                                                              5,415                    4,407
MFS Research Bond Series                                                             1,444                    1,693
MFS Strategic Income Series                                                            726                      537
MFS Utilities Series                                                                 6,119                    5,455
ACI VP Capital Appreciation                                                            435                      816
ACI VP International                                                                   871                    1,645
ACI VP Value                                                                         4,529                    1,818
ACI VP Income and Growth                                                             1,493                      806
ACI VP Inflation Protection                                                            879                      648
ACI VP Ultra                                                                           965                      377
Dreyfus Appreciation Portfolio                                                       1,503                    3,041
Dreyfus Developing Leaders Portfolio                                                 1,438                    4,011
Dreyfus Stock Index Fund                                                             4,186                    7,607
Dreyfus Socially Responsible Growth Fund                                               104                      528
J.P. Morgan U.S. Large Cap Core Equity Portfolio                                       386                      612
J.P. Morgan Small Company Portfolio                                                  1,870                      609
J.P. Morgan Mid Cap Value                                                            3,048                      843
Franklin Real Estate Fund                                                            4,595                    2,738
Franklin Small-Mid Cap Growth Securities Fund                                          486                    1,010
Templeton Developing Markets Securities Fund                                         2,076                      650
Templeton Foreign Securities Fund                                                    2,017                      928
Calamos Growth & Income Portfolio                                                    6,706                    6,256
A I M V.I. Demographic Trends Fund                                                     701                      918
A I M V.I. New Technology Fund                                                         245                      392
A I M V.I. Premier Equity Fund                                                         172                      573
Seligman Capital Portfolio                                                             837                    1,310
Seligman Communications and Information Portfolio                                      845                    1,026
Seligman Smaller-Cap Value                                                           1,471                      898

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                   COST OF                 PROCEEDS
2004:                                                                             PURCHASES               FROM SALES
                                                                                  ---------               ----------
                                                                                            (in thousands)
American Leaders Fund II                                                           $ 1,736                    2,358
High Income Bond Fund II                                                             2,421                    2,423
Prime Money Fund II                                                                 27,394                   28,972
MFS Research Series                                                                  1,424                    4,017
MFS Emerging Growth Series                                                           2,032                    3,282
MFS Total Return Series                                                              3,579                    3,269
MFS Bond Series                                                                      2,259                    2,365
MFS Strategic Income Series                                                            450                      580
MFS Utilities Series                                                                 3,340                    3,674
ACI VP Capital Appreciation                                                            500                      754
ACI VP International                                                                   889                    1,805
ACI VP Value                                                                         2,587                    1,060
ACI VP Income and Growth                                                               748                      603
ACI VP Inflation Protection                                                          1,318                      330
ACI VP Ultra                                                                           937                      128
Dreyfus Appreciation Portfolio                                                       3,217                    3,199
Dreyfus Developing Leaders Portfolio                                                 3,267                    3,571
Dreyfus Stock Index Fund                                                            11,205                   10,393
Dreyfus Socially Responsible Growth Fund                                               177                      595
J.P. Morgan U.S. Large Cap Core Equity Portfolio                                       256                      486
J.P. Morgan Small Company Portfolio                                                    961                      510
J.P. Morgan Mid Cap Value                                                            1,528                      144
Franklin Real Estate Fund                                                            3,408                    1,106
Franklin Small Cap Fund                                                              1,494                      610
Templeton Developing Markets Securities Fund                                           784                      417
Templeton Foreign Securities Fund                                                    1,187                      419
Calamos Growth & Income Portfolio                                                   12,548                    5,093
A I M V.I. Dent Demographic Trends Fund                                              1,567                    1,455
A I M V.I. New Technology Fund                                                         328                      205
A I M V.I. Premier Equity Fund                                                         355                      629
Seligman Small Cap Value                                                             2,002                      389
Seligman Capital Portfolio                                                           1,171                      856
Seligman Communications and Information Portfolio                                    1,285                      604

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. RESTATEMENT

As indicated in Note 5, subsequent to the issuance of the December 31, 2004 financial statements, the Account identified errors in the calculation of total return information for certain subaccounts. The correction of these errors resulted in restatement of the range of total returns for certain subaccounts for the years ended December 31, 2004, 2003, 2002 and 2001. In addition, the Statement of Changes in Net Assets, which was previously presented by product, has been aggregated to report the total results of each subaccount.

3. CONTRACT CHARGES

CENTURY II VARIABLE ANNUITY AND CENTURY II AFFINITY VARIABLE ANNUITY

Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 1.25% of the asset value of the subaccounts of each contract of which 0.70% is for assuming mortality risks and 0.55% is for expense risk. Additionally, KCL is compensated for administration expenses by a charge based on an annual rate of 0.15% of the asset value of each contract. These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts an administrative fee of $30 per year for each contract under $50,000. Other fees are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year. These fees are assessed through the reduction of units from the contract.

When applicable, an amount for state premium taxes is deducted as provided by pertinent state law upon surrender.

For the Century II Variable Annuity, a contingent deferred sales charge is assessed against certain withdrawals during the first seven years of the contract, declining from 7% in the first three years to 2% in the seventh year. For the Century II Affinity Variable Annuity, a contingent deferred sales charge is assessed against certain withdrawals during the first eight years of the contract, declining from 8% in the first two years to 2% in the eighth year. During 2005, $615,000 (2004 - $656,000) was assessed in surrender charges and other contract charges, primarily annual administrative fees, totaling $3,715,000 (2004 - $3,410,000).

CENTURY II FREEDOM ANNUITY

Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 1.40% of the asset value of the subaccounts of each contract. Additionally, KCL is compensated for administration expenses by a charge based on an annual rate of 0.25% of the asset value of each contract. These charges are assessed for each subaccount through the reduction of unit values.

When applicable, an amount for state premium taxes is deducted as provided by pertinent state law upon surrender.

For the Century II Freedom Variable Annuity, no contingent deferred sales charge nor surrender charges are assessed. During 2005, $89,000 (2004 - $57,000) was assessed in other contract charges.

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Mortality and Expense Risk Fees and and other Administrative Charges for the year are as follows:

2005:                                                               CENTURY II AND          CENTURY II          TOTAL
                                                                  CENTURY II AFFINITY    FREEDOM VARIABLE     VARIABLE
                                                                   VARIABLE ANNUITY          ANNUITY           ANNUITY
                                                                  -------------------    ----------------     --------
                                                                                          (in thousands)
American Leaders Fund II                                                  $  179              $    1           $  180
High Income Bond Fund II                                                      98                   2              100
Prime Money Fund II                                                           74                   1               75
MFS Research Series                                                          178                   1              179
MFS Emerging Growth Series                                                   207                   1              208
MFS Total Return Series                                                      244                  11              255
MFS Research Bond Series                                                      81                   2               83
MFS Strategic Income Series                                                   20                   1               21
MFS Utilities Series                                                         316                   5              321
ACI VP Capital Appreciation                                                   54                   1               55
ACI VP International                                                          93                   1               94
ACI VP Value                                                                 114                   5              119
ACI VP Income and Growth                                                      48                   2               50
ACI VP Inflation Protection                                                   16                   7               23
ACI VP Ultra                                                                  28                   -               28
Dreyfus Appreciation Portfolio                                               165                   1              166
Dreyfus Developing Leaders Portfolio                                         241                   2              243
Dreyfus Stock Index Fund                                                     359                   5              364
Dreyfus Socially Responsible Growth Fund, Inc                                 21                   -               21
J.P. Large Cap Core Equity Portfolio                                          31                   -               31
J.P. Small Company Portfolio                                                  47                   2               49
J.P. Mid Cap Value Portfolio                                                  50                   2               52
Franklin Real Estate Fund                                                    110                  16              126
Franklin Small-Mid Cap Growth Securities                                      26                   2               28
Templeton Developing Markets Securities Fund                                  28                   3               31
Templeton Foreign Securities Fund                                             60                   1               61
Calamos Growth & Income Portfolio                                            410                  10              420
A I M V. I. Dent Demographic Trends Fund                                      27                   -               27
A I M V. I. Technology Fund                                                   12                   1               13
A I M V. I. Premier Equity Fund                                               21                   -               21
Seligman Communications and Information Portfolio                             46                   2               48
Seligman Capital Portfolio                                                    50                   -               50
Seligman Smaller-Cap Value Portfolio                                          33                   1               34
                                                                          ------              ------           ------
                                                                          $3,487              $   89           $3,576
                                                                          ======              ======           ======

          KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
              NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. CHANGE IN UNITS OUTSTANDING

The changes in units outstanding for the year were as follows:

2005:                                                                   UNITS             UNITS            NET INCREASE
                                                                      PURCHASED          REDEEMED           (DECREASE)
                                                                      ---------          --------          ------------
                                                                                      (in thousands)
American Leaders Fund II                                                     63               129                   (66)
High Income Bond Fund II                                                    223               257                   (34)
Prime Money Fund II                                                       2,907             2,993                   (86)
MFS Research Series                                                          93               165                   (72)
MFS Emerging Growth Series                                                   85               247                  (162)
MFS Total Return Series                                                     209               197                    12
MFS Research Bond Series                                                     69               103                   (34)
MFS Strategic Income Series                                                  45                38                     7
MFS Utilities Series                                                        232               195                    37
ACI VP Capital Appreciation                                                  38                69                   (31)
ACI VP International                                                         49                97                   (48)
ACI VP Value                                                                384               176                   208
ACI VP Income and Growth                                                    199               104                    95
ACI VP Inflation Protection                                                  77                60                    17
ACI VP Ultra                                                                 80                28                    52
Dreyfus Appreciation Portfolio                                              107               206                   (99)
Dreyfus Developing Leaders Portfolio                                         93               243                  (150)
Dreyfus Stock Index Fund                                                    267               514                  (247)
Dreyfus Socially Responsible Growth Fund, Inc                                 4                21                   (17)
J.P. Large Cap Core Equity Portfolio                                         25                41                   (16)
J.P. Small Company Portfolio                                                 85                33                    52
J.P. Mid Cap Value Portfolio                                                203                53                   150
Franklin Real Estate Fund                                                   200               131                    69
Franklin Small-Mid Cap Growth Securities                                     68               140                   (72)
Templeton Developing Markets Securities Fund                                137                39                    98
Templeton Foreign Securities Fund                                            92                40                    52
Calamos Growth & Income Portfolio                                           377               380                    (3)
A I M V. I. Dent Demographic Trends Fund                                    148               189                   (41)
A I M V. I. Technology Fund                                                  97               134                   (37)
A I M V. I. Premier Equity Fund                                              25                87                   (62)
Seligman Communications and Information Portfolio                           138               156                   (18)
Seligman Capital Portfolio                                                  132               200                   (68)
Seligman Smaller-Cap Value Portfolio                                         84                60                    24

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. FINANCIAL HIGHLIGHTS


                                                                      AT DECEMBER 31, 2005
                                                       -------------------------------------------------
                                                                       UNIT FAIR VALUE             NET
                                                        UNITS              LOWEST TO             ASSETS
                                                       (000'S)              HIGHEST              (000'S)
                                                       -------    --------------------------     -------
American Leaders Fund II                                   606    $14.508     to     $21.048     $12,730
High Income Bond Fund II                                   444     12.952     to      15.744       6,959
Prime Money Fund II                                        410      9.926     to      12.334       5,044
MFS Research Series                                        725     15.268     to      18.060      13,083
MFS Emerging Growth Series                                 837     15.412     to      17.837      14,910
MFS Total Return Series                                    860     12.930     to      21.594      18,101
MFS Research Bond Series                                   362     11.182     to      16.071       5,789
MFS Strategic Income Series                                109     11.514     to      13.811       1,487
MFS Utilities Series                                       881     19.621     to      28.626      25,032
ACI VP Capital Appreciation                                340     12.526     to      15.552       4,272
ACI VP International                                       399     16.158     to      17.758       7,087
ACI VP Value                                               945      9.780     to      15.258       9,365
ACI VP Income and Growth                                   499      7.364     to      15.011       3,744
ACI VP Inflation Protection                                163     10.452     to      10.520       1,717
ACI VP Ultra                                               175     12.549     to      12.632       2,211
Dreyfus Appreciation Portfolio                             806     13.113     to      14.187      11,436
Dreyfus Developing Leaders Portfolio                     1,058     15.012     to      16.317      17,247
Dreyfus Stock Index Fund                                 1,749     14.552     to      14.646      25,611
Dreyfus Socially Responsible Growth Fund, Inc               58     13.590     to      25.005       1,438
J.P. Large Cap Core Equity Portfolio                       152     13.905     to      14.245       2,163
J.P. Small Company Portfolio                               221     17.605     to      17.819       3,943
J.P. Mid Cap Value Portfolio                               304     15.329     to      15.430       4,696
Franklin Real Estate Fund                                  454     19.884     to      22.261       9,965
Franklin Small-Mid Cap Growth Securities                   274      7.022     to      15.661       1,993
Templeton Developing Markets Securities Fund               188     17.296     to      23.472       3,289
Templeton Foreign Securities Fund                          226     16.903     to      23.254       5,218
Calamos Growth & Income Portfolio                        1,938     14.119     to      16.211      31,323
A I M V. I. Dent Demographic Trends Fund                   407      4.967     to      15.103       2,034
A I M V. I. Technology Fund                                364      2.546     to      15.399         949
A I M V. I. Premier Equity Fund                            208      6.619     to      13.633       1,378
Seligman Communications and Information
    Portfolio                                              552      6.540     to      16.894       3,672
Seligman Capital Portfolio                                 545      6.767     to      16.053       3,701
Seligman Smaller-Cap Value Portfolio                       169     14.545     to      14.641       2,475

                                                                          FOR THE YEAR ENDED
                                                                           DECEMBER 31, 2005
                                                       ---------------------------------------------------------
                                                       INVESTMENT (a)  EXPENSE RATIO (b)       TOTAL RETURN (c)
                                                          INCOME          LOWEST TO               LOWEST TO
                                                           RATIO           HIGHEST                 HIGHEST
                                                       ------------    ----------------      -------------------
American Leaders Fund II                                   1.53%       1.40%  to   1.65       3.31%  to    3.57%
High Income Bond Fund II                                   8.16        1.40   to   1.65       0.98%  to    1.23%
Prime Money Fund II                                        2.63        1.40   to   1.65       1.01%  to    1.27%
MFS Research Series                                        0.47        1.40   to   1.65       6.04%  to    6.31%
MFS Emerging Growth Series                                 0.00        1.40   to   1.65       7.41%  to    7.68%
MFS Total Return Series                                    2.03        1.40   to   1.65       1.14%  to    1.39%
MFS Research Bond Series                                   4.99        1.40   to   1.65      -0.14%  to    0.11%
MFS Strategic Income Series                                6.91        1.40   to   1.65       0.22%  to    0.47%
MFS Utilities Series                                       0.61        1.40   to   1.65      14.93%  to   15.22%
ACI VP Capital Appreciation                                0.00        1.40   to   1.65      20.07%  to   20.37%
ACI VP International                                       1.18        1.40   to   1.65      11.41%  to   11.68%
ACI VP Value                                               0.81        1.40   to   1.65       3.32%  to    3.58%
ACI VP Income and Growth                                   1.81        1.40   to   1.65       2.92%  to    3.18%
ACI VP Inflation Protection                                4.28        1.40   to   1.65      -0.09%  to    0.16%
ACI VP Ultra                                               0.00        1.40   to   1.65       0.50%  to    0.75%
Dreyfus Appreciation Portfolio                             0.02        1.40   to   1.65       2.67%  to    2.93%
Dreyfus Developing Leaders Portfolio                       0.00        1.40   to   1.65       4.07%  to    4.33%
Dreyfus Stock Index Fund                                   1.60        1.40   to   1.65       2.98%  to    3.24%
Dreyfus Socially Responsible Growth Fund, Inc              0.00        1.40   to   1.65       1.92%  to    2.18%
J.P. Large Cap Core Equity Portfolio                       1.24        1.40   to   1.65      -0.30%  to   -0.06%
J.P. Small Company Portfolio                               0.00        1.40   to   1.65       1.73%  to    1.98%
J.P. Mid Cap Value Portfolio                               0.17        1.40   to   1.65       7.43%  to    7.70%
Franklin Real Estate Fund                                  1.36        1.40   to   1.65      11.62%  to   11.90%
Franklin Small-Mid Cap Growth Securities                   0.00        1.40   to   1.65       3.08%  to    3.33%
Templeton Developing Markets Securities Fund               1.30        1.40   to   1.65      25.35%  to   25.66%
Templeton Foreign Securities Fund                          1.16        1.40   to   1.65       8.37%  to    8.64%
Calamos Growth & Income Portfolio                          2.36        1.40   to   1.65       5.40%  to    5.66%
A I M V. I. Dent Demographic Trends Fund                   0.00        1.40   to   1.65       4.47%  to    4.73%
A I M V. I. Technology Fund                                0.00        1.40   to   1.65       0.51%  to    0.76%
A I M V. I. Premier Equity Fund                            0.75        1.40   to   1.65       3.93%  to    4.19%
Seligman Communications and Information
    Portfolio                                              0.00        1.40   to   1.65       5.77%  to    6.03%
Seligman Capital Portfolio                                 0.00        1.40   to   1.65      10.37%  to   10.65%
Seligman Smaller-Cap Value Portfolio                       0.17        1.40   to   1.65      -5.69%  to   -5.46%

(a) The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(b) These amounts represent the annualized contract expenses of the separate account, consisiting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                                  AT DECEMBER 31, 2004
                                                      --------------------------------------------

                                                                      UNIT FAIR VALUE        NET
                                                       UNITS              LOWEST TO        ASSETS
                                                      (000'S)              HIGHEST         (000'S)
                                                      -------    -----------------------   -------
American Leaders Fund II                                  672       $14.043  to   20.323   $13,632
High Income Bond Fund II                                  478        12.826  to   15.552     7,413
Prime Money Fund II                                       497         9.826  to   12.180     6,050
MFS Research Series                                       798        14.398  to   16.988    13,537
MFS Emerging Growth Series                                998        14.349  to   16.565    16,515
MFS Total Return Series                                   848        12.785  to   21.297    17,681
MFS Bond Series                                           397        11.198  to   16.054     6,306
MFS Strategic Income Series                               101        11.488  to   13.746     1,381
MFS Utilities Series                                      845        17.072  to   24.845    20,919
ACI VP Capital Appreciation                               371        10.406  to   12.952     3,869
ACI VP International                                      447        14.504  to   15.900     7,102
ACI VP Value                                              738         9.442  to   14.768     7,070
ACI VP Income and Growth                                  403         7.137  to   14.585     2,956
ACI VP Inflation Protection                               146        10.462  to   10.503     1,529
ACI VP Ultra                                              124        12.487  to   12.538     1,552
Dreyfus Appreciation Portfolio                            905        12.771  to   13.784    12,477
Dreyfus Developing Leaders Portfolio                    1,208        14.424  to   15.639    18,880
Dreyfus Stock Index Fund                                1,996        14.131  to   14.186    28,310
Dreyfus Socially Responsible Growth Fund, Inc              74        13.333  to   24.472     1,815
J.P. Large Cap Core Equity Portfolio                      168        13.947  to   14.253     2,393
J.P. Small Company Portfolio                              170        17.306  to   17.472     2,961
J.P. Mid Cap Value Portfolio                              154        14.269  to   14.327     2,213
Franklin Real Estate Fund                                 385        17.813  to   19.893     7,592
Franklin Small Cap                                        346         6.796  to   15.194     2,445
Templeton Developing Markets Securities Fund               90        13.764  to   18.725     1,292
Templeton Foreign Securities Fund                         175        15.597  to   21.404     3,717
Calamos Growth & Income Portfolio                       1,941        13.395  to   15.342    29,705
A I M V. I. Dent Demographic Trends Fund                  447         4.743  to   14.456     2,133
A I M V. I. Technology Fund                               401         2.527  to   15.321     1,087
A I M V. I. Premier Equity Fund                           270         6.353  to   13.117     1,714
Seligman Small Cap Value Portfolio                        145        15.423  to   15.487     2,240
Seligman Communications and Information Portfolio         570         6.168  to   15.973     3,604
Seligman Capital Portfolio                                613         6.116  to   14.545     3,762

                                                                              FOR THE YEAR ENDED
                                                                               DECEMBER 31, 2004
                                                 ---------------------------------------------------------------------------------
                                                                                                   TOTAL RETURN (c) (d)
                                                                                                    LOWEST TO HIGHEST
                                                 INVESTMENT (a)  EXPENSE RATIO (b)  ----------------------------------------------
                                                     INCOME          LOWEST TO           AS PREVIOUSLY
                                                     RATIO            HIGHEST               REPORTED                RESTATED
                                                 --------------  ----------------   ----------------------------------------------
American Leaders Fund II                              1.41%      1.40%  to   1.65      7.98%  to     8.25%
High Income Bond Fund II                              7.36       1.40   to   1.65      8.65%  to     8.92%
Prime Money Fund II                                   0.79       1.40   to   1.65     -0.84%  to    -0.59%
MFS Research Series                                   1.07       1.40   to   1.65     13.95%  to    14.24%
MFS Emerging Growth Series                            0.00       1.40   to   1.65     11.11%  to    11.39%
MFS Total Return Series                               1.67       1.40   to   1.65      9.49%  to     9.77%
MFS Bond Series                                       5.63       1.40   to   1.65      4.32%  to     4.59%
MFS Strategic Income Series                           5.17       1.40   to   1.65      5.96%  to     6.23%
MFS Utilities Series                                  1.46       1.40   to   1.65     28.06%  to    28.38%
ACI VP Capital Appreciation                           0.00       1.40   to   1.65      5.82%  to     6.08%
ACI VP International                                  0.54       1.40   to   1.65     13.04%  to    13.32%
ACI VP Value                                          0.94       1.40   to   1.65     12.46%  to    12.74%
ACI VP Income and Growth                              1.38       1.40   to   1.65     11.14%  to    11.42%
ACI VP Inflation Protection                           3.35       1.40   to   1.65      4.62%  to     5.03%      4.08%  to    4.34%
ACI VP Ultra                                          0.00       1.40   to   1.65     24.87%  to    25.38%      8.86%  to    9.13%
Dreyfus Appreciation Portfolio                        1.68       1.40   to   1.65      4.09%  to     4.73%      3.32%  to    3.58%
Dreyfus Developing Leaders Portfolio                  0.20       1.40   to   1.65     10.92%  to    12.14%      9.51%  to    9.79%
Dreyfus Stock Index Fund                              1.83       1.40   to   1.65      8.89%  to     9.27%      8.83%  to    9.10%
Dreyfus Socially Responsible Growth Fund, Inc         0.37       1.40   to   1.65      4.33%  to     7.76%      4.47%  to    4.73%
J.P. Large Cap Core Equity Portfolio                  0.76       1.40   to   1.65      7.67%  to     8.08%      7.69%  to    7.96%
J.P. Small Company Portfolio                          0.00       1.40   to   1.65     15.14%  to    27.19%     25.08%  to   25.40%
J.P. Mid Cap Value Portfolio                          0.22       1.40   to   1.65     42.69%  to    43.27%     19.07%  to   19.37%
Franklin Real Estate Fund                             1.89       1.40   to   1.65     37.54%  to    50.69%     29.64%  to   29.97%
Franklin Small Cap                                    0.00       1.40   to   1.65    -50.88%  to     9.04%      9.65%  to    9.92%
Templeton Developing Markets Securities Fund          1.72       1.40   to   1.65     14.86%  to    56.02%     22.67%  to   22.97%
Templeton Foreign Securities Fund                     1.02       1.40   to   1.65     13.51%  to    39.84%     16.58%  to   16.88%
Calamos Growth & Income Portfolio                     1.28       1.40   to   1.65     10.72%  to   116.68%      9.28%  to    9.55%
A I M V. I. Dent Demographic Trends Fund              0.00       1.40   to   1.65    -57.62%  to    -5.30%      6.48%  to    6.74%
A I M V. I. Technology Fund                           0.00       1.40   to   1.65    -81.11%  to   -16.34%      2.96%  to    3.22%
A I M V. I. Premier Equity Fund                       0.45       1.40   to   1.65    -48.18%  to    -6.34%      4.04%  to    4.30%
Seligman Small Cap Value Portfolio                    0.10       1.40   to   1.65     54.23%  to    54.87%     17.64%  to   17.94%
Seligman Communications and Information Portfolio     0.00       1.40   to   1.65     17.65%  to    38.83%      9.04%  to    9.31%
Seligman Capital Portfolio                            0.00       1.40   to   1.65     -2.26%  to   149.82%      6.53%  to    6.79%

(a) The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(b) These amounts represent the annualized contract expenses of the separate account, consisiting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(d) The range of total return percentages from lowest to highest have been restated from amounts previously reported (see Note 2).

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                          AT DECEMBER 31, 2003
                                              ----------------------------------------------

                                                              UNIT FAIR VALUE          NET
                                               UNITS              LOWEST TO          ASSETS
                                              (000'S)              HIGHEST           (000'S)
                                              -------    --------------------------  -------
American Leaders Fund II                          705       $13.006  to   18.774     $13,218
High Income Bond Fund II                          508        11.805  to   14.278       7,249

International Small Company Fund II (c)             0         6.354  to   13.980           -
Prime Money Fund II                               623         9.909  to   12.252       7,628
MFS Research Series                               961        12.635  to   14.871      14,289
MFS Emerging Growth Series                      1,066        12.914  to   14.872      15,837
MFS Total Return Series                           820        11.676  to   19.402      15,859
MFS Bond Series                                   418        10.734  to   15.350       6,389
MFS Strategic Income Series                       115        10.842  to   12.940       1,480
MFS Utilities Series                              861        13.331  to   19.352      16,642
ACI VP Capital Appreciation                       392         9.809  to   12.240       3,851
ACI VP International                              505        12.831  to   14.031       7,087
ACI VP Value                                      572         8.375  to   13.132       4,840
ACI VP Income and Growth                          390         6.405  to   13.123       2,518

ACI VP Inflation Protection (d)                    50        10.052  to   10.066         508

ACI VP Ultra (d)                                   54        11.471  to   11.489         620
Dreyfus Appreciation Portfolio                    907        12.361  to   13.307      12,069
Dreyfus Developing Leaders Portfolio            1,215        13.171  to   14.245      17,295
Dreyfus Stock Index Fund                        1,942        12.985  to   13.003      25,247
Dreyfus Socially Responsible Growth Fund, Inc      91        12.763  to   23.367       2,129
J.P. Large Cap Core Equity Portfolio              184        12.951  to   13.202       2,427
J.P. Small Company Portfolio                      139        13.836  to   13.934       1,938

J.P. Mid Cap Value Portfolio (d)                   49        11.983  to   12.002         588
Franklin Real Estate Fund                         251        13.740  to   15.306       3,812
Franklin Small Cap                                202         6.182  to   13.857       1,329
Templeton Developing Markets Securities Fund       62        11.192  to   15.265         728
Templeton Foreign Securities Fund                 134        13.378  to   18.314       2,451
Calamos Growth & Income Portfolio               1,416        12.258  to   14.005      19,799
A I M V. I. Dent Demographic Trends Fund          419         4.443  to   13.577       1,863
A I M V. I. New Technology Fund                   346         2.448  to   14.881         901
A I M V. I. Premier Equity Fund                   312         6.091  to   12.608       1,899

Seligman Small Cap Value Portfolio (d)             29        13.110  to   13.131         384
Seligman Communications and Information
    Portfolio                                     451         5.643  to   14.648       2,586
Seligman Capital Portfolio                        553         5.727  to   13.654       3,172

                                                                             FOR THE YEAR ENDED
                                                                             DECEMBER 31, 2003
                                                  --------------------------------------------------------------------------------
                                                                                                   TOTAL RETURN (e) (f) (g)
                                                                                                      LOWEST TO HIGHEST
                                                INVESTMENT (a)  EXPENSE RATIO (b)   ----------------------------------------------
                                                     INCOME         LOWEST TO            AS PREVIOUSLY
                                                     RATIO           HIGHEST                REPORTED                RESTATED
                                                --------------  ----------------    ----------------------------------------------
American Leaders Fund II                             1.53%      1.40%  to   1.65     -12.77%  to    25.92%     25.92%  to   30.06%
High Income Bond Fund II                             7.13       1.40   to   1.65      -0.36%  to    20.52%     18.05%  to   20.52%
International Small Company Fund II (c)              0.00       1.40   to   1.65      37.47%  to   202.49%     37.48%  to   39.80%
Prime Money Fund II                                  0.70       1.40   to   1.65     -19.70%  to    -0.71%     -0.91%  to   -0.71%
MFS Research Series                                  0.67       1.40   to   1.65       4.48%  to    22.97%     22.97%  to   26.35%
MFS Emerging Growth Series                           0.00       1.40   to   1.65      11.51%  to    28.42%     28.42%  to   29.14%
MFS Total Return Series                              1.73       1.40   to   1.65     -30.97%  to    14.71%     14.71%  to   16.76%
MFS Bond Series                                      5.71       1.40   to   1.65     -24.61%  to     7.82%      7.34%  to    7.82%
MFS Strategic Income Series                          5.33       1.40   to   1.65      -8.80%  to     8.85%      8.42%  to    8.85%
MFS Utilities Series                                 2.32       1.40   to   1.65      -7.69%  to    34.01%     33.31%  to   34.01%
ACI VP Capital Appreciation                          0.00       1.40   to   1.65      18.80%  to    48.23%     18.80%  to   22.40%
ACI VP International                                 0.74       1.40   to   1.65      12.28%  to    22.78%     22.78%  to   28.31%
ACI VP Value                                         1.01       1.40   to   1.65      27.17%  to    99.40%     27.17%  to   31.32%
ACI VP Income and Growth                             1.25       1.40   to   1.65      27.56%  to   161.33%     27.56%  to   31.23%
ACI VP Inflation Protection (d)                      1.92       1.40   to   1.65       0.52%  to     0.66%
ACI VP Ultra (d)                                     0.00       1.40   to   1.65      14.71%  to    14.89%
Dreyfus Appreciation Portfolio                       1.46       1.40   to   1.65      18.75%  to    27.24%     19.49%  to   23.61%
Dreyfus Developing Leaders Portfolio                 0.03       1.40   to   1.65     -51.37%  to   -41.58%     29.86%  to   31.71%
Dreyfus Stock Index Fund                             1.51       1.40   to   1.65      24.70%  to    24.88%     26.58%  to   29.85%
Dreyfus Socially Responsible Growth Fund, Inc        0.11       1.40   to   1.65      12.61%  to    69.00%     24.25%  to   27.63%
J.P. Large Cap Core Equity Portfolio                 0.73       1.40   to   1.65      14.51%  to    16.91%     26.36%  to   29.51%
J.P. Small Company Portfolio                         0.00       1.40   to   1.65      89.19%  to    90.13%     34.09%  to   38.36%
J.P. Mid Cap Value Portfolio (d)                     0.00       1.40   to   1.65      19.83%  to    20.02%
Franklin Real Estate Fund                            2.46       1.40   to   1.65      20.17%  to    33.86%     33.86%  to   37.40%
Franklin Small Cap                                   0.00       1.40   to   1.65      35.34%  to   203.36%     35.34%  to   38.57%
Templeton Developing Markets Securities Fund         0.90       1.40   to   1.65      50.87%  to   105.77%     50.87%  to   52.65%
Templeton Foreign Securities Fund                    1.72       1.40   to   1.65      -4.76%  to    30.38%     30.38%  to   33.78%
Calamos Growth & Income Portfolio                    3.32       1.40   to   1.65       8.54%  to    24.01%     22.58%  to   24.01%
A I M V. I. Dent Demographic Trends Fund             0.00       1.40   to   1.65      35.56%  to   314.22%     35.56%  to   35.77%
A I M V. I. New Technology Fund                      0.00       1.40   to   1.65      50.27%  to   813.36%     48.81%  to   50.27%
A I M V. I. Premier Equity Fund                      0.32       1.40   to   1.65      23.34%  to   155.32%     23.34%  to   26.08%
Seligman Small Cap Value Portfolio (d)               1.82       1.40   to   1.65      31.10%  to    31.31%
Seligman Communications and Information
    Portfolio                                        0.00       1.40   to   1.65      42.05%  to   268.77%     42.05%  to   46.48%
Seligman Capital Portfolio                           0.00       1.40   to   1.65      33.87%  to   219.16%     33.87%  to   36.54%

(a) The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(b) These amounts represent the annualized contract expenses of the separate account, consisiting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) Unit value and total return as of 11/21/2003, fund liquidated on 11/21/2003.

(d)   Fund inception date May 14, 2003.

(e) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(f) The range of total return percentages from lowest to highest have been restated from amounts previously reported (see Note 2).

(g) Total returns represent a period of less than one year as a new product was added.

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                              FOR THE YEAR ENDED
                                                      AT DECEMBER 31, 2002                     DECEMBER 31, 2002
                                              -------------------------------  ---------------------------------------------------
                                                           UNIT         NET    INVESTMENT (a)               TOTAL RETURN (c) (d)
                                                                                                         -------------------------
                                               UNITS       FAIR       ASSETS      INCOME     EXPENSE (b)  AS PREVIOUSLY
                                              (000'S)      VALUE      (000'S)      RATIO       RATIO       REPORTED      RESTATED
                                              -------     -------     -------  ------------  ---------   --------------  ---------
American Leaders Fund II                          757     $14.910     $11,289       1.14%      1.40%        -21.33%
High Income Bond Fund II                          469      11.848       5,552      10.46       1.40          -0.02%
International Small Company Fund II                31       4.622         145       0.00       1.40         -18.63%
Prime Money Fund II                               835      12.340      10,306       1.40       1.40           0.00%
MFS Research Series                             1,056      12.093      12,771       0.27       1.40         -25.58%
MFS Emerging Growth Series                      1,142      11.581      13,227       0.00       1.40         -34.68%
MFS Total Return Series                           821      16.915      13,895       1.71       1.40          -6.49%
MFS Bond Series                                   358      14.237       5,093       5.51       1.40           7.41%
MFS Strategic Income Series                        75      11.888         887       3.37       1.40           6.90%
MFS Utilities Series                              978      14.441      14,121       2.75       1.40         -23.83%
ACI VP Capital Appreciation                       407       8.257       3,361       0.00       1.40         -22.29%
ACI VP International                              555      11.428       6,341       0.82       1.40         -21.48%
ACI VP Value                                      510       6.586       3,358       0.80       1.40         -13.83%
ACI VP Income and Growth                          387       5.022       1,943       1.10       1.40         -20.49%
Dreyfus Appreciation Portfolio                    900      11.137      10,024       1.09       1.40         -17.87%
Dreyfus Small Cap Portfolio                     1,282      10.969      14,064       0.05       1.40         -20.25%
Dreyfus Stock Index Fund                        1,839      10.273      18,890       1.36       1.40         -23.45%
Dreyfus Socially Responsible Growth Fund, Inc     107      18.806       2,004       0.20       1.40         -29.93%
J.P. Equity Portfolio                             189      10.448       1,971       0.05       1.40         -25.67%
J.P. Small Company Portfolio                      131      10.391       1,357       0.21       1.40         -22.74%
Franklin Real Estate Fund                         225      11.434       2,571       2.05       1.40           0.66%
Franklin Small Cap                                113       4.568         517       0.25       1.40         -29.68%
Templeton Developing Markets Securities Fund       26       7.419         193       1.70       1.40          -1.53%
Templeton Foreign Securities Fund                 120      14.047       1,684       1.56       1.40          -3.07%      -19.70%
Calamos Convertible Portfolio                   1,220      11.294      13,773       3.42       1.40          -5.43%
A I M V. I. Dent Demographic Trends Fund          371       3.278       1,217       0.00       1.40         -33.15%
A I M V. I. New Technology Fund                   318       1.629         519       0.00       1.40         -45.89%
A I M V. I. Premier Equity Fund                   299       4.938       1,479       0.38       1.40         -31.23%
Seligman Communications and Information
    Portfolio                                     381       3.972       1,513       0.00       1.40         -37.12%
Seligman Capital Portfolio                        497       4.278       2,124       0.00       1.40         -34.07%

(a) The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(b) These amounts represent the annualized contract expenses of the separate account, consisiting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(d) The range of total return percentages from lowest to highest have been restated from amounts previously reported (see Note 2).

               KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                                              FOR THE YEAR ENDED
                                                   AT DECEMBER 31, 2001                        DECEMBER 31, 2001
                                              -----------------------------  -----------------------------------------------------
                                                         UNIT         NET    INVESTMENT (a)                TOTAL RETURN (c) (d)
                                               UNITS     FAIR       ASSETS      INCOME       EXPENSE (b)  AS PREVIOUSLY
                                              (000'S)    VALUE      (000'S)      RATIO         RATIO        REPORTED      RESTATED
                                              -------   -------     -------  -------------    ---------   -------------   --------
American Leaders Fund II                          804   $18.951     $15,231       1.40%        1.40%          -5.53%
High Income Bond Fund II                          540    11.850       6,396      10.21         1.40            0.00%
International Small Company Fund II                37     5.680         209       0.00         1.40          -30.98%
Prime Money Fund II                               914    12.341      11,276       3.71         1.40            2.33%
MFS Research Series                             1,139    16.251      18,514       0.02         1.40          -22.36%
MFS Emerging Growth Series                      1,378    17.730      24,425       0.00         1.40          -34.41%
MFS Total Return Series                           813    18.088      14,710       2.10         1.40           -1.16%
MFS Bond Series                                   318    13.255       4,220       5.76         1.40            7.15%
MFS Strategic Income Series                        45    11.121         502       3.76         1.40            3.26%
MFS Utilities Series                            1,200    18.959      22,743       3.27         1.40          -25.27%
ACI VP Capital Appreciation                       439    10.626       4,665       0.00         1.40          -29.07%
ACI VP International                              611    14.554       8,886       0.09         1.40          -30.16%
ACI VP Value                                      383     7.643       2,928       0.76         1.40           11.25%
ACI VP Income and Growth                          488     6.316       3,082       0.70         1.40           -9.64%
Dreyfus Appreciation Portfolio                    922    13.560      12,502       0.80         1.40          -10.55%
Dreyfus Small Cap Portfolio                     1,212    13.754      16,671       0.44         1.40           -7.44%
Dreyfus Stock Index Fund                        1,834    13.419      24,604       1.10         1.40          -13.43%
Dreyfus Socially Responsible Growth Fund, Inc     129    26.840       3,470       0.05         1.40          -23.66%
J.P. Equity Portfolio                             209    14.056       2,931       0.50         1.40          -13.13%
J.P. Small Company Portfolio                      136    13.450       1,833       0.06         1.40           -9.31%
Franklin Real Estate Fund                          73    11.360         827       4.12         1.40            6.37%
Franklin Small Cap                                102     6.496         661       0.36         1.40          -16.40%
Templeton Developing Markets Securities Fund       15     7.534         111       1.12         1.40           -9.34%
Templeton Foreign Securities Fund                 100    17.492       1,753       2.97         1.40          -31.38%      -17.18%
Calamos Convertible Portfolio                   1,103    11.942      13,166       3.61         1.40           -6.19%
A I M V. I. Dent Demographic Trends Fund          395     4.903       1,935       0.00         1.40          -32.84%
A I M V. I. New Technology Fund                   254     3.011         764       5.33         1.40          -48.18%
A I M V. I. Premier Equity Fund                   236     7.181       1,692       0.15         1.40          -13.79%
Seligman Communications and Information
    Portfolio                                     319     6.317       2,015      27.40         1.40            3.56%
Seligman Capital Portfolio                        447     6.489       2,898       0.00         1.40          -17.34%

(a) The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(b) These amounts represent the annualized contract expenses of the separate account, consisiting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items in the expense ratio. The total return does not include any expenses assessed through the withdrawal of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(d) The range of total return percentages from lowest to highest have been restated from amounts previously reported (see Note 2).

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits
(a) Financial Statements included in the SAI.
(b) Exhibits
   (1) Resolutions of the board of directors of Kansas City Life Insurance Company ("Kansas City Life") establishing Kansas City Life Variable Annuity Separate Account (the "Variable Account").1/

   (2) Not Applicable.

   (3) Underwriting Agreement between Kansas City Life and Sunset Financial Services, Inc. ("Sunset Financial").2/

   (4) (a) Contract Form.9/
       (b) Bonus Endorsement M465.9/
       (c) Bonus Endorsement M466.9/

   (5) Contract Application.9/

   (6) (a) Restated Articles of Incorporation of Kansas City Life.1/
       (b) By-Laws of Kansas City Life.7/

   (7) Not Applicable.

   (8) (a) Form of Participation Agreement with MFS Variable Insurance Trust.2/
       (b) Form of Participation Agreement with TCI Portfolios, Inc.2/
       (c) Form of Participation Agreement with Federated Insurance Series.2/

       (d) Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus Life and Annuity Index Fund, Inc.6/

       (e) Agreement between Kansas City Life Insurance Company and J. P. Morgan Series Trust II.4/

       (f) Amended and Restated agreement between Kansas City Life Insurance Company and each of Calamos Advisors Trust, Calamos Asset management, Inc. and Calamos Financial Services, Inc.5/

       (g) Form of Participation Agreement between Kansas City Life Insurance Company and each of Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc.8/

       (h) Amendment to Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a/ Dreyfus Stock Index Fund).4/

       (i) Revised Exhibit B to Fund Participation Agreement between Kansas City Life Insurance Company, Insurance Management Series, and Federated Securities Corp, Federated American Leaders Fund II, Federated High Income Fund II, Federated Prime Money Fund II and Federated International Small Company Fund II.8/

       (j) Form of Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Kansas City Life Insurance Company.8/

       (k) Form of Fund Participation Agreement between Kansas City Life Insurance Company and Seligman Portfolios, Inc., Seligman Advisors, Inc.8/

   (9) Opinion and Consent of Counsel.

   (10)  (a) Consent of Sutherland Asbill & Brennan LLP. *
         (b) Consent of KPMG LLP. *

   (11) Not Applicable.

   (12) Not Applicable.

   (13) Schedule for computation of performance quotations.3/

   (14) Not applicable.

----------------

   1 Incorporated by reference to the Registrant's registration statement filed with the Securities and Exchange Commission on March 3, 1995
(File No. 33-89984).

   2 Incorporated by reference to the Registrant's Pre-Effective Amendment No.1 to its Registration statement filed with the Securities and Exchange Commission on August 25, 1995 (File No. 33-89984).

   3 Incorporated by reference to the Registrant's Post-Effective Amendment No. 2 to its Registration Statement filed with the Securities and Exchange Commission on April 30, 1996. (File No. 33-89984).

   4 Incorporated by reference to the Form S-6 Registration Statement (File No. 033-95354) for Kansas City Life Variable Life Separate Account filed on April 19, 1999.

   5 Incorporated by reference to the Form S-6 Registration Statement (File No. 333-25443) for Kansas City Life Variable Life Separate Account filed on April 30, 1999.

   6 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-25443) for Kansas City Variable Life Separate Account filed on July 15, 1997.

   7 Incorporated herein by reference to the Form S-6 Registration Statement filed with the Securities and Exchange Commission on October 31, 2000 (File No. 333-49000).

   8 Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 7 to its Registration Statement filed with the Securities and Exchange Commission on August 28, 2000 (File No. 33-89984).

   9 Incorporated herein by reference to the Form N-4 Registration Statement (File No. 333- 52290) for Kansas City Life Variable Separate Account filed on December 20, 2000.

Item 25. Directors and Officers of the Depositor


   NAME AND PRINCIPAL BUSINESS ADDRESS*             POSITION AND OFFICES WITH DEPOSITOR
   ------------------------------------             -----------------------------------
R. Philip Bixby ..................................  Director, Chairman of the Board, President and
                                                    CEO
Tracy W. Knapp....................................  Director, Senior Vice President, Finance
Charles R. Duffy, Jr. ............................  Senior Vice President, Operations
William A. Schalekamp ............................  Director, Vice President, General Counsel and
                                                    Secretary
Mark A. Milton                                      Senior Vice President, Actuary
Brent C. Nelson                                     Vice President and Controller
Walter E. Bixby ..................................  Director, Vice Chairman of the Board

Mary M McCalla....................................  Treasurer
Daryl D. Jensen ..................................  Director
Nancy Bixby Hudson ...............................  Director
Webb R. Gilmore ..................................  Director
Warren J. Hunzicker, M.D..........................  Director
Richard L. Finn ..................................  Director
Bradford T. Nordholm .............................  Director
Larry Winn, Jr. ..................................  Director
William R. Blessing ..............................  Director
Cecil R. Miller ..................................  Director
Peter Hathaway, M.D...............................  Vice President and Medical Director
Robert J. Milroy..................................  Vice President, Underwriting and New Business
David A. Laird ...................................  Assistant Vice President, Assistant Controller

   * The principal business address of all the persons listed above is 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 26. Persons Controlled by or Under Common Control With the Depositor or Registrant

NAME                                               JURISDICTION        PERCENT OF VOTING SECURITIES OWNED
----                                               ------------        ----------------------------------
Sunset Life Insurance Company of America            Washington         Ownership of all voting securities by depositor
Sunset Financial Services, Inc.                     Washington         Ownership of all voting securities by
                                                                       Sunset Insurance Company of America
KCL Service Company                                  Missouri          Ownership of all voting securities by depositor
Lioness Realty Group, Inc.                           Missouri          Ownership of all voting securities by depositor
Property Operating Company                           Missouri          Ownership of all voting securities by depositor
Old American Insurance Company                       Missouri          Ownership of all voting securities by depositor
Contact Data, Inc.                                   Missouri          Ownership of all voting securities by depositor
Kansas City Life Financial Group, Inc.               Missouri          Ownership of all voting securities by depositor

Item 27. Number of Contract owners 292 -- As of April 12, 2006

Item 28. Indemnification

     The By-Laws of Kansas City Life Insurance Company provide, in part, in
Article XII:

    1. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partner ship, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contend ere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

    2. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

    3. To the extent that a Director, Officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the action, suit or proceeding.

    4. Any indemnification under Sections 1 and 2 of this Article, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, Officer or employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors of the Company by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, or, if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the Stockholders of the Company.

    5. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case up on receipt of an undertaking by or on behalf of the Director, Officer or employee to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorized in this Article.

    6. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or Bylaws, or any agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

    7. The Company shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Article, including subsection 6, to any person who is or was a Director, Officer, employee or agent of the Company, or to any person who is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further indemnity is either (i) authorized, directed, or provided for in the Articles of Incorporation of the Company or any duly adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the Company which has been adopted by a vote of the Stockholders of the Company, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct. Nothing in this paragraph shall be deemed to limit the power of the Company under subsection 6 of this Bylaw to enact Bylaws or to enter into agreement without Stockholder adoption of the same.

    8. The Company may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of this Article.

    9. For the purpose of this Article, references to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, Officer , employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.

    10. For purposes of this Article, the term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Company" shall include any service as a Director, Officer or employee of the Company which imposes duties on, or involves services by, such Director, Officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonable believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article.

    11. Any Director, Officer or employee of the Company shall be indemnified under this Article for any act taken in good faith and upon reliance upon the books and records of the Company, upon financial statements or other reports prepared by the Officers of the Company, or on financial statements prepared by the Company's independent accountants, or on information or documents prepared or provided by legal counsel to the Company.

    12. To the extent that the indemnification of Officers, Directors or employees as permitted under Section 351.355 (as amended or superseded) of The General and Business Corporation Law of Missouri, as in effect from time to time, provides for greater indemnification of those individuals than the provisions of this Article XII, then the Company shall indemnify its Directors, Officers, employees as provided in and to the full extent allowed by Section 351.355.

    13. The indemnification provided by this Article shall continue as to a person who has ceased to be a Director or Officer of the Company and shall inure to the benefit of the heirs, executors, and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Company and the person who serves in such capacity at any time while these Bylaws and other relevant provisions of the applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

    14. If this Article or any portion or provision hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each person entitled to indemnification pursuant too this Article to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or to the fullest extent provided by any other applicable law.

    Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.

    Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

    Item 29. Principal Underwriter

    (a) Sunset Financial Services, Inc. is the registrant's principal underwriter.
    (b) Officers and Directors of Sunset Financial.

NAME AND PRINCIPAL                   POSITIONS AND OFFICES
------------------                   ---------------------
Business Address*                    with Sunset Financial Services, Inc.
Bruce Oberdling                      President, Director
Gary K. Hoffman                      Secretary, Director
Brent C. Nelson                      Treasurer
Walter E. Bixby                      Director
Charles R. Duffy, Jr.                Director
R. Philip Bixby                      Chairman of the Board and Director
Kelly T. Ullom                       Vice President
Donald E. Krebs                      Vice President, Director
Susanna J. Denney                    Vice President
Janice L. Brandt                     Assistant Vice President
Kim Kirkman                          Assistant Vice President

    (c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

     (1)                  (2)                 (3)                  (4)                (5)
  NAME OF          NET UNDERWRITING
 PRINCIPAL          DISCOUNTS AND         COMPENSATION           BROKERAGE               OTHER
UNDERWRITER         COMMISSIONS           ON REDEMPTION         COMMISSIONS           COMPENSATION
-----------        ----------------       -------------         -----------           ------------
   Sunset           $0.00                     None                  N/A                   N/A
  Financial
Services, Inc.

* The principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.

Item 30. Location of Accounts and Records

    All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Kansas City Life at 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 31. Management Services

    All management contracts are discussed in Part A or Part B of this registration statement.

Item 32. Undertakings and Representations

    (a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the policies offered herein are being accepted.

    (b) The registrant undertakes that it will include either (1) as part of any application to purchase a policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to Kansas City Life for a Statement of Additional Information.

    (c) The registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to Kansas City Life at the address or phone number listed in the prospectus.

    (d) Kansas City Life represents that in connection with its offering of the policies as funding vehicles for retirement plans meeting the requirements of
Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

    (e) Kansas City Life Insurance Company hereby represents that the fees and charges deducted under the Contracts described in this post-effective amendment are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by Kansas City Life Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Kansas City Life Variable Annuity Separate Account, has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be here unto affixed and attested, all in the City of Kansas City and the State of Missouri on the 20th day of April 2006.

                                      Kansas City Life Variable Annuity
                                      Separate Account
                                      _____________________________
                                      Registrant
(SEAL)

                                      Kansas City Life Insurance Company
                                      ______________________________

                                      Depositor

Attest: ___________________________   By: ___________________________
William A. Schalekamp                 R. Philip Bixby, Director, Chairman of the
                                      Board, President and CEO

Pursuant to the requirements of the Securities Act, this Post Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature                            Title                                       Date
/s/ R. Philip Bixby                  Director, Chairman of the                   April 20, 2006
-----------------------------        Board, President and CEO
R. Philip Bixby

/s/ Brent C. Nelson                  Vice President and Controller               April 20, 2006
-----------------------------        (Principal Accounting Officer)
Brent C. Nelson

/s/ Walter E. Bixby                  Director, Vice Chairman of the              April 20, 2006
-----------------------------        Board
Walter E. Bixby

_____________________________        Director                                    April 20, 2006
Daryl D. Jensen

/s/ William A. Schalekamp            Director                                    April 20, 2006
-----------------------------
William A. Schalekamp

/s/ Tracy W. Knapp                   Senior Vice President, Finance, Director    April 20, 2006
-----------------------------
Tracy W. Knapp

Signature                            Title                                 Date
_____________________________        Director                              April 20, 2006
Webb R. Gilmore

/s/ Warren J. Hunzicker, M.D.        Director                              April 20, 2006
-----------------------------
Warren J. Hunzicker, M.D.

/s/ Richard L. Finn                  Director                              April 20, 2006
-----------------------------
Richard L. Finn

_____________________________        Director                              April 20, 2006
Bradford T. Nordholm

/s/ E. Larry Winn, Jr.               Director                              April 20, 2006
-----------------------------
E. Larry Winn, Jr.

/s/ Nancy Bixby Hudson               Director                              April 20, 2006
-----------------------------
Nancy Bixby Hudson

/s/ William R. Blessing              Director                              April 20, 2006
-----------------------------
William R. Blessing

_____________________________        Director                              April 20, 2006
Cecil R. Miller

EXHIBIT INDEX

Page No.
    (9) Opinion and Consent of Counsel.
    (10) (a) Consent of Sutherland Asbill & Brennan LLP. *
         (b) Consent of KPMG LLP. *

* Page numbers included only in manually executed original in compliance with